                                                                         PENSION
                                                                      INVESTMENT
                                                                         OPTIONS

KEYNOTE
SERIES
ACCOUNT

                             CALVERT SERIES SUBACCOUNT

                         EQUITY GROWTH SUBACCOUNT

                     EQUITY INCOME SUBACCOUNT

               BALANCED SUBACCOUNT

          GOVERNMENT/CORPORATE BOND SUBACCOUNT

    INTERMEDIATE GOVERNMENT BOND SUBACCOUNT                               1997
                                                                          ANNUAL
MONEY MARKET SUBACCOUNT                                                   REPORT
--------------------------------------------------------------------------------

                                                              MUTUAL OF NEW YORK

This report is not to be construed as an offering for sale of any contracts participating in the Keynote
Series Account, or as a solicitation as an offer to buy any contracts unless preceded by or accompanied by a current prospectus which contains the complete information of charges and expenses.

                     (This page intentionally left blank.)

                             KEYNOTE SERIES ACCOUNT
                                    CONTENTS

                                                                                       PAGE
Statements of Assets and Liabilities................................................       1
Statements of Operations............................................................       2
Statements of Changes in Net Assets.................................................       3
Statements of Changes in Net Assets -- December 31, 1996............................       4
Notes to Financial Statements.......................................................     5-6
Report of Independent Accountants...................................................       7
DIVERSIFIED INVESTORS PORTFOLIOS:
Economic Market Review..............................................................    8-22
Statements of Assets and Liabilities................................................   24-25
Statements of Operations............................................................   26-27
Statements of Changes in Net Assets.................................................   28-29
Statements of Changes in Net Assets -- December 31, 1996............................   30-31
PORTFOLIO OF INVESTMENTS:
Money Market Portfolio..............................................................   32-33
High Quality Bond Portfolio.........................................................   34-36
Intermediate Government Bond Portfolio..............................................   37-38
Government/Corporate Bond...........................................................   39-41
Balanced Portfolio..................................................................   42-44
Equity Income Portfolio.............................................................   45-48
Equity Value Portfolio..............................................................   49-50
Growth & Income Portfolio...........................................................   51-53
Equity Growth Portfolio.............................................................   54-55
Special Equity Portfolio............................................................   56-60
Aggressive Equity Portfolio.........................................................      61
High Yield Bond Portfolio...........................................................   62-64
International Equity Portfolio......................................................   65-68
Notes to Financial Statements.......................................................   69-80
Report of Independent Accountants...................................................      81
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO ANNUAL REPORT.......................   82-96

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                   DIVERSIFIED INVESTORS PORTFOLIOS
                            ------------------------------------------------------------------------------
                                         INTERMEDIATE  GOVERNMENT/
                              MONEY      GOVERNMENT     CORPORATE                   EQUITY        EQUITY
                              MARKET        BOND          BOND        BALANCED      INCOME        GROWTH      CALVERT
                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                            ----------   -----------   -----------   ----------   -----------   ----------   ----------
ASSETS:
Investment in the Funds,
  at value (Notes 1 and
  2)......................   $757,426     $ 217,675     $ 583,655    $4,765,448   $16,508,319   $9,377,861    $588,000
Receivable for purchase of
  units...................         --            --            --            92            --           --      33,086
Receivable from MONY......     12,035            --            --            --        31,329       98,304          --
                             --------      --------      --------    ----------   -----------   ----------    --------
          Total assets....    769,461       217,675       583,655     4,765,540    16,539,648    9,476,165     621,086
                             --------      --------      --------    ----------   -----------   ----------    --------
LIABILITIES:
Payable for redemption of
  units...................     18,054            86         3,388         7,225       366,390      146,052          --
Payable for securities
  purchased...............         --            --            --            --            --           --      33,086
Accrued expenses..........     12,687           177           470         3,812        44,608      104,689         429
                             --------      --------      --------    ----------   -----------   ----------    --------
          Total
            liabilities...     30,741           263         3,858        11,037       410,998      250,741      33,515
                             --------      --------      --------    ----------   -----------   ----------    --------
          NET ASSETS
            ATTRIBUTABLE
            TO ANNUITY
        CONTRACTHOLDERS...   $738,720     $ 217,412     $ 579,797    $4,754,503   $16,128,650   $9,225,424    $587,571
                             ========      ========      ========    ==========   ===========   ==========    ========
Accumulation units........     47,018        14,366        26,763       163,289       474,554      242,846      26,219
                             ========      ========      ========    ==========   ===========   ==========    ========
Unit value................   $  15.71     $   15.13     $   21.66    $    29.12   $     33.99   $    37.99    $  22.41
                             ========      ========      ========    ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                    DIVERSIFIED INVESTORS PORTFOLIOS
                              -----------------------------------------------------------------------------
                                           INTERMEDIATE  GOVERNMENT/
                                MONEY      GOVERNMENT     CORPORATE                   EQUITY       EQUITY
                                MARKET        BOND          BOND        BALANCED      INCOME       GROWTH      CALVERT
                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                              ----------   -----------   -----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME:
Allocated net investment
  income from Portfolios
  (Note 2)..................   $ 46,115      $24,583       $34,791      $155,747    $  349,038   $   34,617    $     --
Dividend income (Note 2)....         --           --            --            --            --           --      38,596
                                -------      -------       -------      --------    ----------   ----------     -------
          Total investment
            income..........     46,115       24,583        34,791       155,747       349,038       34,617      38,596
                                -------      -------       -------      --------    ----------   ----------     -------
EXPENSES: (NOTE 3)
  Mortality and expense
     risk...................      7,810        3,926         4,819        39,407       138,663       61,674       4,588
  Less expenses reimbursed
     by MONY................     (1,590)          --            --            --        (1,916)          --          --
                                -------      -------       -------      --------    ----------   ----------     -------
  Net expenses..............      6,220        3,926         4,819        39,407       136,747       61,674       4,588
                                -------      -------       -------      --------    ----------   ----------     -------
Net investment income
  (loss)....................     39,895       20,657        29,972       116,340       212,291      (27,057)     34,008
                                -------      -------       -------      --------    ----------   ----------     -------
REALIZED AND UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS (NOTE 2)
  Net realized gains
     (losses) on
     investments............        (37)         259         1,205       572,644     1,582,134      534,416      40,353
  Net change in unrealized
     appreciation on
     investments............         --        6,041         9,083        29,539     2,039,795    1,430,034      20,130
                                -------      -------       -------      --------    ----------   ----------     -------
  Net realized and
     unrealized gains
     (losses) on
     investments............        (37)       6,300        10,288       602,183     3,621,929    1,964,450      60,483
                                -------      -------       -------      --------    ----------   ----------     -------
Net increase in net assets
  resulting from
  operations................   $ 39,858      $26,957       $40,260      $718,523    $3,834,220   $1,937,393    $ 94,491
                                =======      =======       =======      ========    ==========   ==========     =======

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                   DIVERSIFIED INVESTORS PORTFOLIOS
                             ----------------------------------------------------------------------------
                                          INTERMEDIATE GOVERNMENT/
                               MONEY      GOVERNMENT   CORPORATE                   EQUITY        EQUITY
                               MARKET        BOND         BOND       BALANCED      INCOME        GROWTH      CALVERT
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                             ----------   ----------   ----------   ----------   -----------   ----------   ----------
FROM OPERATIONS:
  Net investment income
     (loss)................   $ 39,895     $ 20,657     $ 29,972    $  116,340   $   212,291   $  (27,057)   $ 34,008
  Net realized gains
     (losses) on
     investments...........        (37)         259        1,205       572,644     1,582,134      534,416      40,353
  Net change in unrealized
     appreciation on
     investments ..........         --        6,041        9,083        29,539     2,039,795    1,430,034      20,130
                              --------     --------     --------    ----------   -----------   ----------    --------
  Net increase in net
     assets resulting
     from operations.......     39,858       26,957       40,260       718,523     3,834,220    1,937,393      94,491
                              --------     --------     --------    ----------   -----------   ----------    --------
FROM UNIT TRANSACTIONS
  (NOTE 4):
  Net proceeds from the
     issuance of units.....    506,259       85,917      115,346       978,238     3,308,282    1,840,578     241,043
  Net asset value of units
     redeemed..............   (652,343)    (575,998)     (91,714)     (789,215)   (3,936,541)  (1,705,189)   (220,481)
                              --------     --------     --------    ----------   -----------   ----------    --------
  Net increase (decrease)
     in net assets from
     unit transactions.....   (146,084)    (490,081)      23,632       189,023      (628,259)     135,389      20,562
                              --------     --------     --------    ----------   -----------   ----------    --------
Net increase (decrease) in
  net assets...............   (106,226)    (463,124)      63,892       907,546     3,205,961    2,072,782     115,053
NET ASSETS:
  Beginning of year........    844,946      680,536      515,905     3,846,957    12,922,689    7,152,642     472,518
                              --------     --------     --------    ----------   -----------   ----------    --------
  End of year..............   $738,720     $217,412     $579,797    $4,754,503   $16,128,650   $9,225,424    $587,571
                              ========     ========     ========    ==========   ===========   ==========    ========

Units outstanding beginning
  of year..................     56,311       47,901       25,670       156,241       489,820      237,959      25,095
Units issued during year...     32,669        5,913        5,560        35,581       105,882       53,841      11,342
Units redeemed during
  year.....................    (41,962)     (39,448)      (4,467)      (28,533)     (121,148)     (48,954)    (10,218)
                              --------     --------     --------    ----------   -----------   ----------    --------
Units outstanding
 end of year...............     47,018       14,366       26,763       163,289       474,554      242,846      26,219
                              ========     ========     ========    ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31,1996

                                                   DIVERSIFIED INVESTORS PORTFOLIOS
                             ----------------------------------------------------------------------------
                                          INTERMEDIATE GOVERNMENT/
                               MONEY      GOVERNMENT   CORPORATE                   EQUITY        EQUITY
                               MARKET        BOND         BOND       BALANCED      INCOME        GROWTH      CALVERT
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                             ----------   ----------   ----------   ----------   -----------   ----------   ----------
FROM OPERATIONS:
  Net investment income
     (loss)................   $ 39,125     $ 31,901     $ 26,421    $   85,098   $   279,499   $  (53,312)   $  6,860
  Net realized gains
     (losses) on
     investments...........        (38)      (4,321)        (907)      371,395       614,061    1,667,681      31,681
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...........         --      (10,125)     (12,033)       63,377     1,282,153     (596,767)      4,906
                              --------     --------     --------    ----------   -----------   ----------    --------
  Net increase in net
     assets resulting
     from operations ......     39,087       17,455       13,481       519,870     2,175,713    1,017,602      43,447
                              --------     --------     --------    ----------   -----------   ----------    --------
FROM UNIT TRANSACTIONS
  (NOTE 4):
  Net proceeds from the
     issuance of units.....    370,991       46,617      138,465       766,044     2,341,587    1,972,865     154,841
  Net asset value of units
     redeemed..............   (397,562)     (79,793)    (111,135)     (533,262)   (4,445,437)    (991,157)    (48,761)
                              --------     --------     --------    ----------   -----------   ----------    --------
  Net increase (decrease)
     in net assets from
     unit transactions.....    (26,571)     (33,176)      27,330       232,782    (2,103,850)     981,708     106,080
                              --------     --------     --------    ----------   -----------   ----------    --------
Net increase (decrease) in
  net assets...............     12,516      (15,721)      40,811       752,652        71,863    1,999,310     149,527
NET ASSETS:
  Beginning of year........    832,430      696,257      475,094     3,094,305    12,850,826    5,153,332     322,991
                              --------     --------     --------    ----------   -----------   ----------    --------
  End of year..............   $844,946     $680,536     $515,905    $3,846,957   $12,922,689   $7,152,642    $472,518
                              ========     ========     ========    ==========   ===========   ==========    ========

Units outstanding beginning
  of year..................     58,026       50,325       24,207       145,593       571,730      201,470      19,147
Units issued during year...     25,172        3,364        7,138        34,195        97,638       71,367       8,710
Units redeemed during
  year.....................    (26,887)      (5,788)      (5,675)      (23,547)     (179,548)     (34,878)     (2,762)
                              --------     --------     --------    ----------   -----------   ----------    --------
Units outstanding
  end of year .............     56,311       47,901       25,670       156,241       489,820      237,959      25,095
                              ========     ========     ========    ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

 1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by The Mutual Life Insurance Company of New York ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation ("Calvert") (collectively the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report.

     At December 31, 1997, each of the subaccounts' investment in the corresponding Portfolios was as follows:

                                                            PERCENTAGE INVESTMENT
                                SUBACCOUNT                      IN PORTFOLIO
                ------------------------------------------  ---------------------
                Money Market..............................           0.33%
                Intermediate Government Bond..............           0.17
                Government/Corporate Bond.................           0.16
                Balanced..................................           1.21
                Equity Income.............................           1.36
                Equity Growth.............................           2.20

 2. SIGNIFICANT ACCOUNTING POLICIES

  A. Investments:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The investment in shares of Calvert is stated at net asset value. The Keynote subaccount which invests in Calvert records its security transactions at the prior day's ending net asset value per share. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. A description of the portfolio valuation for Calvert can be found in Note A of its financial statements contained elsewhere in this report.

  B. Investment Income:

     Each Keynote subaccount earns income, net of expenses, daily on its investment in the corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such determination. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investments sold are determined on the basis of identified cost.

  C. Federal Income Taxes:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains

                             KEYNOTE SERIES ACCOUNT

  C. Federal Income Taxes (Continued):
attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 3. FEES AND TRANSACTIONS WITH AFFILIATES

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 0.90%; however, MONY reserves the right to charge maximum fees of 1.25% upon notice.

     MONY has voluntarily undertaken to waive expenses of the Money Market Subaccount, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.10% of average net assets. Effective June 24, 1994, MONY has voluntarily undertaken to waive expenses of the Equity Income and Equity Growth Subaccounts, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.46% and 0.50%, respectively, of their average net assets. MONY reserves the right to raise this limit upon notice.

 4. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with AUSA Life Insurance Company, Inc. ("AUSA"), a wholly owned subsidiary of AEGON, USA, pursuant to which the Group Plans may be transferred through assumption reinsurance to AUSA. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of AUSA. Assets transferred to AUSA pursuant to this assumption reinsurance transaction for the years ended December 31, 1997 and 1996, were as follows:

                            SUBACCOUNTS                       1997 AMOUNT   1996 AMOUNT
        ----------------------------------------------------  -----------   -----------
        Money Market........................................  $  148,490    $   216,407
        Intermediate Government Bond........................       3,406         10,488
        Government/Corporate Bond...........................      22,700         18,592
        Balanced............................................     236,206         14,962
        Equity Income.......................................   2,986,640      2,378,391
        Equity Growth.......................................     744,738        136,247
        Calvert.............................................     100,413          4,201
                                                              ----------    -----------
                                                              $4,242,593    $ 2,779,288
                                                              ==========    ===========

The amounts related to these assumptions are reflected as redemptions in the Statements of Changes in Net Assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the
Mutual Life Insurance Company of New York and the
Contractholders of Keynote Series Account:

     We have audited the accompanying statements of assets and liabilities of the Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Equity Growth and Calvert Subaccounts (seven of the Subaccounts constituting Keynote Series Account) ("Keynotes") as of December 31, 1997, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keynotes' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Subaccounts included herein, constituting Keynote Series Account as of December 31, 1997, the results of their operations and the changes in their net assets for the periods referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 19, 1998

                              FOURTH QUARTER 1997

                            ANNUAL ECONOMIC OVERVIEW

     The year 1997 can only be described as spectacular from both an economic and financial markets' perspective. The U.S. economy continued its stellar performance of robust growth with minimal inflationary pressures. Despite the potential negative influences of a roiled Asian economy and its financial markets, it appears the economy will exhibit another strong quarter to end the year. The nation's Gross Domestic Product averaged 3.8% for the first three quarters of 1997, well ahead of the Federal Reserve's comfort zone of 2.0-2.5%. We expect that the fourth quarter's GDP rate will be in the 3% range.

     The primary drivers of economic growth were strong housing, manufacturing, capital spending and consumer-related sectors. This strength was a direct result of record high levels of consumer confidence. Increased wealth from healthy stock market returns, rising incomes, ample opportunity for employment, and low interest rates were among the driving forces. The economy also created an abundance of new jobs with an unemployment rate of 4.7%, a 24-year low.

     Despite the strength of the economy, inflation, as measured by both the CPI and PPI, continues to be benign. In fact, wholesale prices fell 1.2% for the year, compared to an increase of 2.8% in 1996. Consumer prices rose 1.7%, versus an increase of 3.3% in 1996.

                               FINANCIAL MARKETS

     The bond market, as measured by the Lehman Brothers Government/Corporate Index, rose (+9.8%) for the year. Early economic reports suggested that the economy was growing faster than the Federal Reserve (Fed) would like, and that inflation would begin to rise. In an attempt to slow the economy, the Fed raised the Fed Funds rate to 5.5% in March.

     The economy slowed from its torrid first quarter pace and inflation remained under control. As a result, the bond market rallied during the second and third quarters. The fourth quarter was also positive for bonds as the Index rose (+3.2%). Asia's woes caused a general equity market decline and both domestic and foreign equity investors fled for the safety of U.S. Government bonds.

     For the third consecutive year, stocks posted returns over 20%. The S&P 500 Index rose (+33.4%), despite a decline of eleven percent in October, and the DJIA was up (+22.6%). Large company stocks out-performed small company stocks for the fourth straight year, due to the quest for liquidity, superior earnings, and corporate restructurings. Value investing, as defined by the Russell 1000 Value Index, rose (+35.2%), outpacing the Russell 1000 Growth Index, which returned (+30.5%).

     International equity stocks, as measured by the MSCI GDP EAFE Index, returned (+6.2%) significantly under-performing U.S. stocks for the third year. Europe was the star performer, rising (+24%), while Japan fell (-24%), in U.S. dollars. Japan's difficulties continue, as the country is in a deep recession and its financial sector remains in trouble. Other Asian markets tumbled, including Malaysia, Singapore, and Hong Kong, with returns of (-68%), (-30%) and (-23%), respectively.

                                OUTLOOK FOR 1998

     Driven by the economic uncertainty in Asia, global markets continue to experience dramatic volatility. It will take an extended period for this situation to settle. We expect GDP growth to decline by 1% in 1998, and there may be a slight reduction in inflation.

     The stock market is expensive by fundamental measures, such as price-to-earnings, price-to-book ratios and dividend yields. We are currently caught in a tug-of-war between interest rates and corporate profits. We expect that profit growth will decelerate in 1998, as wages rise and pricing flexibility remains limited. The strong dollar will also hinder profits of U.S. companies.

     We expect further volatility in the stock market, accompanied by a 10-15% decline. The correction in stocks should be limited by several factors. Our economy should continue to expand, albeit at a slightly slower pace. Inflation and interest rates will remain low, helping to support stocks prices. Also, if the stock market declines significantly, or the economy slows more than expected, the Federal Reserve may lower interest rates to stimulate economic growth. Bond markets are also experiencing great volatility, as interest rates and currencies continue to fluctuate. Fortunately in the U.S., this has been mostly on the upside. U.S. bonds should continue to do well in 1998, with economic growth slowing and inflation remaining under control.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                             MONEY MARKET PORTFOLIO
                         Managed by Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Money Market Portfolio invests primarily in short-term money market instruments and securities with maturities of less than one year.

SUMMARY HIGHLIGHTS:

During the fourth quarter of 1997, the bond market continued to exhibit significant rate volatility. Expectations as to the timing of another move by the Federal Reserve (Fed) to boost the overnight Fed Funds rate were quickly doused in the face of growing turmoil in Asia. The market's view on the prospects for Asia's stabilization and recovery continued to drive the bond market as it broke below 6% on the long-end. The pace of US economic activity clearly picked up in the fourth quarter, while inflation has been conspicuously absent. While economic indicators point to a strong economy, the near absence of inflation, and the potential drag from Asia's difficulties have left the Fed on hold in changing interest rates. In fact, market sentiment has shifted to the view that the next Fed move will be an easing, a conclusion the manager has not yet adopted.

The yield curve grew increasingly flatter in the fourth quarter. Interest rates declined by 48 basis points in the fourth quarter to 5.92%. The yield on the 3-month T-bill rose to 5.34% at year-end from 5.09% at the end of the third quarter. Market sentiment is that the Fed is on hold near-term with the expectation that an eventual easing may be undertaken in the second quarter of '98. Thus, the average maturity of the Portfolio will be modestly extended to capitalize on what is seen as a bullish interest rate environment in the near-term. As of December 31st, the average maturity of the Portfolio was approximately 40 days.

The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. The manager's strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market place without sacrificing current income. The 30-day and 7-day current yields of the Portfolio were each 5.47% as of December 31, 1997, after charges imposed by the Portfolio. Of course, past performance does not guarantee future investment results.

Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the Portfolio will maintain a steady net asset value.

MONEY MARKET CHARACTERISTICS AS OF 12/31/97

                               MONEY MARKET
                                 PORTFOLIO
   Average Maturity               40 days
   30-Day Yield                    5.47%
   7-Day Current Yield             5.47%

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                          HIGH QUALITY BOND PORTFOLIO
                    Managed by Merganser Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The High Quality Bond Portfolio offers a conservative fixed income approach which emphasizes preservation of capital and consistent returns.

SUMMARY HIGHLIGHTS:

During the fourth quarter, the High Quality Bond Portfolio underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the quarter.

The Portfolio's performance was affected by holdings in the Korea Development Bank (KDB). KDB is an agency of the Republic of Korea, and until recently it was a highly regarded borrower. In December, as a result of the financial crisis in other Asian countries and the Korean Government's failure to adequately disclose its financial records to International Monetary Fund officials, the credit markets began to lose confidence in the issuer, and the bonds were downgraded. The bonds were sold immediately to protect shareholders capital from further erosion.

The volatile stock market caused a "flight to quality" as investors moved assets from stocks to U.S. government bonds, seeking refuge from the turmoil in the foreign securities markets. Despite stronger than expected economic growth, interest rates fell during the quarter, as investors focused on the impact of the Asian turmoil on future U.S. economic growth rates. In addition, improvement in the budget deficit resulted in a lower current and projected Treasury debt issuance.

The Portfolio's outlook for bonds is positive because of strong economic fundamentals. Currently, we are enjoying a period of low inflation. Worker productivity is rising and producers do not have to raise prices to pass along the higher costs. The strength of the U.S. dollar has attracted significant foreign investment. Contrarily, fears of cheaper Asian imports may affect GDP growth.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                                          MERRILL
                               HIGH        LYNCH
                              QUALITY     1-3 YEAR
                               BOND       TREASURY
                             PORTFOLIO     INDEX
   Yankee                         4%          0%
   Short-Term/Cash                8%          0%
   Asset-Backed/CMO              34%          0%
   Financial                     27%          0%
   Industrial                    17%          0%
   U.S.
     Government/Agencies         10%        100%
                             ---------    --------
                                100%        100%
   *Represents the total composition of this
    Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                       INTERMEDIATE GOV'T BOND PORTFOLIO
                         Managed by Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Intermediate Government Bond Portfolio may invest in Government issues, Government Agency issues, cash and cash equivalents.

SUMMARY HIGHLIGHTS:

Bonds, as measured by the Lehman Intermediate Government Index, gained (+2.3%) for 3-months ending December 31, and returned (+7.7%) for the year. Fixed income securities experienced solid gains for the quarter due to increased demand for U.S. bonds, based on a positive inflation environment and uncertainty overseas.

Results in this sector were particularly strong in October, ranking second to July for the year's biggest 1-month gain. Most of this return was generated over the final few days of the month in response to news of further weakness in Asian financial markets. There was a "flight to quality" as overseas and US investors poured money into US Treasury securities. During the final two months of the quarter, bonds continued to benefit from the volatility in equity markets, driving bond prices higher and yields toward historic lows.

Increased demand, and fundamentals like low inflation and moderate growth continue to have a positive impact on bond prices. Although economic activity remains strong and unemployment is running at a 24-year low, the Federal Reserve does not seem poised to increase lending rates in an attempt to slow overall growth. Inflation is not expected to be a concern over the short-term.

The Portfolio was managed at a duration slightly shorter than that of its benchmark throughout the fourth quarter of this year. This more conservative approach resulted in a slight drag on performance. The Portfolio's duration is not expected to deviate substantially from the benchmark over the near-term, and the portfolio remains invested exclusively in AAA-rated US Government issues.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                          INTERMEDIATE      LEHMAN
                           GOVERNMENT       BROS.
                              BOND        INT. GOV'T
                           PORTFOLIO      BOND INDEX
   U.S. Government/
     Agencies                  61%           100%
   Mortgage Backed             19%             0%
   Short-Term/Cash             20%             0%
                            ------        ----------
                              100%           100%
   *Represents the total composition of this
    Portfolio, which may change at any time.

            QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                         GOV'T/CORPORATE BOND PORTFOLIO
                         Managed by Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Government/Corporate Bond Portfolio may invest in Government bonds, corporate bonds, mortgage-backed securities, cash and cash equivalents. This flexibility enables the Portfolio to benefit from higher potential returns for taking on credit risk, while providing stability through investments in Government securities.

SUMMARY HIGHLIGHTS:

Intermediate-term investment grade bonds gained (+3.2%), and (+9.8%) for the 3-months and 1-year ending December 31, respectively, as measured by the Lehman Government/Corporate Index. Both individual and institutional investors increased their exposure to fixed income securities toward year-end. Favorable economic conditions, and fears that the equity markets were both overvalued and too volatile increased bond demand.

While the impact of Asia's turmoil on foreign and domestic equity markets has been decidedly negative, the U.S. bond market benefited tremendously. Investors worldwide reduced equity holdings and sought more stable investments, like US Treasury securities which were the primary beneficiaries. Consequently, yields fell and prices rose for Treasuries with maturity dates greater than one year. Longer-term issues, those maturing in more than ten years, experienced the biggest price increases. Corporate bonds saw some of this increased buying activity, but price gains lagged those of Governments.

The absence of inflation has been one of the outstanding features of the current economic expansion. Also, the improving budget deficit is reducing the need for new government bond sales. With less supply coming into the market and demand for these issues increasing, prices for existing bonds have soared.

The Portfolio maintained a duration somewhat shorter than that of the Lehman Government/ Corporate benchmark during the quarter, which detracted somewhat from overall return. Also, an over-weighting in corporate issues relative to the Index hindered return. The Portfolio is expected to be managed at a duration close to that of its Index over the near-term. As always, the Portfolio's emphasis is on undervalued, good quality fixed income securities.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                                         LEHMAN
                          GOVERNMENT/    BROS.
                           CORPORATE     GOV'T/
                             BOND        CORP.
                           PORTFOLIO     INDEX
   Government/Agency           15%         75%
   Industrial                  21%          9%
   Yankee Bonds                 7%          5%
   Asset Backed/CMO            11%          0%
   Financial                   29%          7%
   Utility                      9%          4%
   Short-Term/Cash              8%          0%
                          -----------    ------
                              100%        100%
   *Represents the total composition of this
    Portfolio, which may change at any time.

          QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                               BALANCED PORTFOLIO
                  Managed by Institutional Capital Corporation
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Balanced Portfolio offers active
                 allocation among stocks, bonds, and cash. A top-down approach is utilized to make the asset allocation decision by considering long-term cyclical trends, and examining alternative short-term economic scenarios.

SUMMARY HIGHLIGHTS:

Portfolios invested in a mix of stocks and bonds gained (+1.1%) for the 3-months ending December 31 as measured by the Lipper Balanced Fund Index, and returned (+19%) this year. During the first three quarters of 1997, stocks outperformed bonds and were responsible for the majority of overall return. In the fourth quarter, however, Asia's turmoil reduced overall equity returns. Many investors lowered their equity positions and increased their bond weightings. The elevated demand for fixed-income securities enabled them to generate solid returns for the period.

Equities, as measured by the S&P 500 Index, gained (+2.8%) for the quarter while bonds in the Lehman Government/Corporate Index returned (+3.2%). The out-performance of bonds relative to stocks could be attributed to the huge amount of money that flowed out of the foreign and domestic equity markets and into fixed income securities, specifically US Treasuries.

From an asset allocation perspective, the Portfolio was well positioned to take advantage of the strong bond returns this quarter as it was over-weighted in bonds relative to a static 60/40 mix of the S&P 500 and the Lehman Bond Index. However, weakness in the equity portion of the Portfolio reduced overall return. In the third quarter, the Portfolio's consumer cyclical stocks played a major role in the out-performance relative to the S&P Index, gaining more than (+14%) compared to (+7%) for S&P cyclical issues. During the fourth quarter, Portfolio holdings in this sector gave back some of their previous big advances and under-performed similar issues in the S&P Index.

The cyclical sector's lower return was concentrated in a few issues. Philips Electronics (one of the Portfolio's largest equity holdings) made a substantial investment in Asia and as a result, its price was pushed significantly lower. Despite the poor return for the quarter, Philips gained (+54%) in 1997.

PORTFOLIO ASSET ALLOCATION AS OF 12/31/97

          Equity    54%
          Bonds     44%
          Cash       2%

           QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                            EQUITY INCOME PORTFOLIO
                          Managed by Asset Management
--------------------------------------------------------------------------------
             DESCRIPTION:

             The Equity Income Portfolio is designed to provide long-term performance at reduced levels of risk versus the overall market. The Portfolio's strategy is to be conservatively positioned, which may mean losing some of the upside market potential in order to protect the Portfolio against downside losses.

SUMMARY HIGHLIGHTS:

As measured by the Lipper Equity Income Index, the average fund investing in this style experienced a gain of 2.4% in the fourth quarter of this year. Returns for the entire year were more impressive, advancing an average 27.5%. Much of 1997's gain was realized during the first three quarters of the year. Stock performance over the last 3 months was not as strong, as fears that the turbulence that hit the Asian markets might spread to our shores. Diversified's Equity Income Portfolio had a great year, far outperforming the average fund in the Lipper Universe.

Stocks in the utility sector were by far the top performers in the most recent quarter. This was not unexpected given the extreme market volatility during the period. Investors often increase their exposure to these issues during periods of uncertainty, confident that the higher than average dividend payments will help insulate returns should the market decline. The outstanding performance of utility stocks was a positive for the Portfolio, as the Portfolio's strict yield discipline will typically allow it to have a significant weighting in this sector. Specifically, telephone company issues performed extremely well in the fourth quarter, returning on average 18%. Financial related stocks were the next best performers over the past three months. These issues were positively impacted by the drop in interest rates over the period, as well as benefiting from the ongoing consolidation in this industry.

Two of the local telephone companies in the Portfolio that had exceptional returns for the quarter were Ameritech Corp. (22%) and BellSouth Corp. (23%). Each of these "Baby Bells" are anticipating higher earnings going forward as more customers install extra phone lines in their homes for Internet connections and fax machines. Customers are also ordering high-profit services such as caller identification, voice mail and call-waiting. The possibility that these regional companies will soon be allowed to compete for long-distance customers should translate into additional revenues and profits.

In the financial sector, Bank of New York (21%) and Wells Fargo (24%) were among the Portfolio's top performers. Both firms expect earnings to rise, driven by increased lending activity and fee revenues. Banks, in general, are benefiting from the growing economy, which encourages corporate customers to use loans to expand their businesses. Additionally, fees from money management, brokerage ATM and other deposit based services have boosted earnings.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                              EQUITY
                              INCOME      S&P 500
                             PORTFOLIO     INDEX
   Financial                     18%         17%
   Utilities                     18%         10%
   Energy                         8%          9%
   Basic Industries              13%          5%
   Industrial                    13%          9%
   Consumer Cyclical              8%         13%
   Consumer Non-Cyclical         15%         24%
   Technology                     7%         13%
                             ---------    -------
                                100%        100%
   *Represents the equity composition of this
    Portfolio, which may change at any time.

            QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                             EQUITY VALUE PORTFOLIO
                   Managed by: Ark Asset Management Co., Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Equity Value Portfolio is primarily
                 invested in large capitalization common stocks that sell at reasonable prices relative to their projected earnings (high P/E multiples are generally avoided). The Portfolio's strategy will allow it to participate in up markets while the value discipline will cushion the Portfolio in down markets.

SUMMARY HIGHLIGHTS:

The Russell 1000 Value Index surged (+35.2%) for the year ending December 31, 1997, and advanced (+4.5%) in the fourth quarter. The Equity Value Portfolio struggled to keep pace with the benchmark. Both sector allocation and stock selection detracted from performance.

The Portfolio has under-weighted the financial sector during most of the year. Continued low unemployment and declining interest rates elevated consumer confidence to the highest level in 28 years. This helped increase loan activity and earnings in the banking industry. High loan activity, coupled with "merger mania" in the banking industry sent prices and valuations higher. The steep valuation levels prevented the Portfolio, with strict valuation limitations, from participating in large gains in the sector. The S&P 500 Financial Index climbed (+48.1%) in 1997, one of the top-performing groups of the year.

An over-weighted position in the technology sector detracted from performance during the quarter. The Portfolio's 12.9% weighting in technology was twice that of the benchmark. The technology group was the worst performing sector in the Russell 1000 Value Index, (-7.5%). Technology stocks led the market through the first three quarters of the year, but dropped in the fourth quarter, as slower growth and earnings disappointments sent prices lower. In the fourth quarter, the Portfolio increased its position in virtually every technology issue, in an effort to take advantage of the attractive valuation levels.

Portfolio holding Hewlett Packard (HP) fell (-10.1%) during the quarter. The Portfolio doubled its exposure to the company during the same time to take advantage of the company's lower valuation. HP unveiled the industry's first line of PCs to use Intel Corp.'s latest MMX technology and cost under $800. The aggressive pricing at the low-end of the PC market is intended to help the company maintain its personal computer sales growth rate of more than 50% annually. HP's strategy of using Intel's MMX technology in the low-priced personal computer market, which accounted for 40% of consumer PC sales in December, provides a superior product in a growing market.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                              EQUITY
                               VALUE      S&P 500
                             PORTFOLIO     INDEX
   Financial                     12%         17%
   Utilities                      9%         10%
   Energy                        11%          9%
   Basic Industry                10%          5%
   Industrial                    11%          9%
   Consumer Cyclical             20%         13%
   Consumer Non-Cyclical         14%         24%
   Technology                    13%         13%
                             ---------    -------
                                100%        100%
   *Represents the equity composition of this
    Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                           GROWTH & INCOME PORTFOLIO
                    Managed by Putnam Advisory Company, Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Growth & Income Portfolio invests
                 primarily in a diversified portfolio of stocks selected for their potential to generate long-term capital appreciation and current income.

SUMMARY HIGHLIGHTS:

The Growth & Income Portfolio posted strong returns in 1997, outperforming the S&P 500 Index return of (+33.4%). The unprecedented third year of 20-plus% gains left many managers unable to keep pace. The average growth & income manager as tracked by Lipper Analytical Services returned (+27.1%) for the year, under-performing the S&P 500 benchmark by 630 basis points. The Portfolio landed in the top 20% of growth & income managers in the Lipper Growth & Income Universe.

Superior stock selection in the fourth quarter capped the successful year. A decision made in September to limit exposure to multinational companies with significant exposure to slowing Asian economies proved astute. The Portfolio liquidated company positions in certain technology industries, while increasing exposure to companies with significant domestic business.

The Portfolio completely liquidated shares in semiconductor giants Intel and Motorola. A slump in Asian demand for high-tech goods forced prices lower for semiconductor companies, Intel (-23.9%) and Motorola (-20.3%). Computer chips are routinely used in a host of products, including automobiles, televisions, VCR's, phones and personal computers. The drop-off in Asian demand creates challenges for many businesses, but is especially damaging to semiconductor companies.

While holdings in semiconductor companies were scaled back, shares in software companies were purchased. The manager increased exposure to virtually every software manufacturer held in the Portfolio. Portfolio holdings such as Peoplesoft, Computer Associates and Compuware continue to boost profits as corporations link computers through networks, and purchase programs to manage computer systems, inventory and manufacturing. The Portfolio's (+6.3%) return for software companies was impressive relative to the technology sector's decline of (-12.9%).

The Portfolio also realized significant gains in a number of other industries. Broader exposure to the U.S. economy was achieved by purchasing shares in pharmaceuticals, food-related companies, and retail companies. The Portfolio holds a 30% position in a variety of retail stores. Although many retailers reported disappointing holiday sales, the Portfolio's retail store holdings advanced an average of (+13.5%), including Costco (+18.6%), Dayton Hudson (+12.9%) and Home Depot (+13.1%).

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                            GROWTH &
                             INCOME     S&P 500
                            PORTFOLIO    INDEX
   Financial                   19%         17%
   Utilities                    3%         10%
   Energy                       6%          9%
   Basic Industry               1%          5%
   Industrial                  10%          9%
   Consumer Cyclical           21%         13%
   Consumer Non-Cyclical       25%         24%
   Technology                  15%         13%
                            --------    -------
                              100%        100%
   *Represents the equity composition of this
    Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                            EQUITY GROWTH PORTFOLIO
                Managed by Chancellor LGT Asset Management, Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Equity Growth Portfolio is primarily invested in common stocks which have the long-term potential to achieve greater total return than the stock market as a whole. Stocks are selected on the basis of their superior chances for growth in revenues and earnings.

SUMMARY HIGHLIGHTS:

In 1997, the Equity Growth Portfolio outperformed the majority of growth managers tracked by Lipper Analytical Services. The manager, following a strong third quarter, posted positive returns for the fourth quarter, while the average manager in the Lipper Growth Universe declined (-1.2%).

In general, sector allocation contributed to the Portfolio's positive return in the fourth quarter. A decision to scale back technology exposure -- the worst performing sector in the Russell 1000 Growth Index (-14.8%) -- helped the Portfolio. Semiconductor companies, considered most vulnerable to the slumping Asian demand for high-tech products, performed particularly poorly. The Manager decreased exposure to semiconductor holdings by 50%. Limited exposure to semiconductor companies helped the Portfolio to avoid some of the losses posted by Texas Instruments (-33.3%) and Intel (-23.9%). Established chip-makers have suffered from slowing demand in Asia, and have also been forced to cut profit margins in order to compete with upstart chip-making companies.

Gains in the technology sector included companies with limited exposure to Asian economies. Peoplesoft, one of the Portfolio's largest holdings, advanced 30.5% in the quarter. The company manufactures industry-specific software for companies in the retailing, financial services, healthcare and education markets. Portfolio holding Microsoft also generates most of its business from U.S. and European customers. The company's blockbuster Office 97 package generated $1.2 billion in sales during the quarter. Although Microsoft declined 2.3% in the period, the stock endured the sector's major losses.

The Portfolio's 12% exposure to pharmaceutical companies (the largest industry allocation for most of the year) continued to generate gains and returned 17.6% in the fourth quarter. Overall, this sector rose 53% in 1997, primarily based on the perception that prescription drug demand will continue to grow regardless of economic activity. Health care organizations are expected to continue to increase prescriptions to an aging population in an effort to decrease costly surgical procedures and hospital stays. Specific Portfolio holdings that advanced sharply in the period include Schering Plough (+21.0%), Pfizer (+24.4%), and Eli Lilly (+15.95%).

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                              EQUITY
                              GROWTH      S&P 500
                             PORTFOLIO     INDEX
   Financial                     15%         17%
   Utilities                      2%         10%
   Energy                         2%          9%
   Basic Industry                 3%          5%
   Industrial                    11%          9%
   Consumer Cyclical             18%         13%
   Consumer Non-Cyclical         33%         24%
   Technology                    16%         13%
                             ---------    -------
                                100%        100%
   *Represents the equity composition of this
    Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                            SPECIAL EQUITY PORTFOLIO

Managed by:   Ark Asset Management Co., Inc.   Westport Asset Management
              Liberty Asset Management         Pilgrim Baxter & Associates, Ltd.

--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Special Equity Portfolio utilizes multiple portfolio managers to reduce overall fund volatility. The Portfolio invests in small to medium-sized companies with high earnings potential.

SUMMARY HIGHLIGHTS:

The large capitalization market was the winner in 1997, with the S&P 500 Index surging (+33.4%). While small capitalization stocks failed to keep pace, the Russell 2000 Index increased an impressive (+22.4%). The small capitalization market's performance widely diverged between growth- and value-style stocks. While the Russell 2000 Growth Index gained (+13.0%), the Russell 2000 Value Index posted a (+31.7%). The huge disparity in returns emphasized the importance of diversification in the small capitalization market. Growth managers in the Special Equity Portfolio, advanced an average of 18.8%, while the two value managers advanced 45.0%. The Portfolio has yielded impressive results, out-performing over 90% of small cap managers in the Lipper Small Capitalization Universe over a 3-year period.

Small cap stocks proved unable to sustain the (+15.7%) return in third quarter. The Russell 2000 Index declined (-3.4%) in the final quarter of the year. The Portfolio posted negative returns as well, but ended the quarter significantly ahead of the Index.

The Portfolio's large stake (13%) in the financial sector helped returns. Merger and acquisition activity in the banking industry rallied the sector's financial holdings (+9.5%). The activity has made smaller banks more efficient, allowing them to take advantage of better technology in order to grow fee-based services. Increased fees from checking accounts, ATMs, and retail brokerage services have pushed bank earnings higher. Consumer loan activity has increased as well, influenced by lower interest rates, a strong job market, and an extremely high level of consumer confidence.

An over-weighted position in the technology sector detracted from performance. However, several factors helped to minimize losses in a turbulent quarter for technology holdings. The value component of the Portfolio provided shelter. Technology issues on the value portion of the Portfolio actually had positive returns in a quarter (+3.8%), where the Russell 2000 Index technology holdings declined (-17.7%). The small cap orientation of the Portfolio also insulated holdings from a volatile overseas economy, since most technology holdings were domestically-oriented.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                              SPECIAL
                              EQUITY      S&P 500
                             PORTFOLIO     INDEX
   Financial                     13%         17%
   Utilities                      5%         10%
   Energy                         5%          9%
   Basic Industry                 4%          5%
   Industrial/Multi-
     Industrial                  21%          9%
   Consumer Cyclical             24%         13%
   Consumer Non-Cyclical         11%         24%
   Technology                    17%         13%
                             ---------    -------
                                100%        100%
   *Represents the equity composition of this
    Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                          AGGRESSIVE EQUITY PORTFOLIO
               Managed by: McKinley Capital Management Co., Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Aggressive Equity Portfolio invests
                 primarily in small capitalization stocks poised for rapid earnings acceleration. This Portfolio will outperform the broad averages over longer term periods but with much higher volatility.

SUMMARY HIGHLIGHTS:

During 1997, Asia's economic concerns played an important part in the pressure on US stock prices. The decrease in product demand from Asia significantly contributed to a poor showing for multinational companies, as well as smaller capitalization technology firms.

The Aggressive Equity Portfolio ended the year under-performing its benchmark, the Russell 2000 Growth Index. This is due mainly to the Portfolio's over-weighted exposure to technology. The technology sector, which accounted for 51% of the Portfolio, was the worst performing sector in the index. Technology holdings were down (-23.8%) compared to (-17.8%) for the Russell 2000 Growth Index. Price cuts in the personal computer industry, and slow demand in Asia (which accounts for about a quarter of the world's PC sales and almost half the semiconductor sales) caused much of this under-performance.

The Portfolio's stock selection in the financial industry yielded a return of (+10.3%) compared to the benchmark's return of (-1.8%). The financial sector in general was spurred by increased lending and fee revenues, low inflation and interest rates, and a consolidation in the industry. Portfolio holding, Federal National Mortgage Association (Fannie Mae), was up (+21.9%) for the quarter. Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage-backed securities to facilitate housing ownership for low- to middle-income Americans.

The Portfolio has been acquiring large-cap companies, due to attractive earnings growth potential over the short-term. Also, technology holdings are being repositioned in order to benefit from the strength of the U.S. dollar and avoid technology companies who rely on revenue from Asia.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                          AGGRESSIVE
                            EQUITY      S&P 500
                          PORTFOLIO      INDEX
   Financial                  18%          17%
   Utilities                   0%          10%
   Energy                      0%           9%
   Basic Industry              0%           5%
   Industrial                  3%           9%
   Consumer Cyclical          19%          13%
   Consumer Non-
     Cyclical                 32%          24%
   Technology                 28%          13%
                          ----------    -------
                             100%         100%
   *Represents the equity composition of this
    Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                           HIGH YIELD BOND PORTFOLIO
                    Managed by Delaware Investment Advisers
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The investment objective of the High Yield
                 Bond Fund is to provide a high level of
                 current income from a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities.

SUMMARY HIGHLIGHTS:

High yield bonds returned (+2.6%) during the fourth quarter of 1997, and gained (+13.0%) for the year, as measured by the Salomon Brothers Cash Pay Index. With the exception of the 30-year Treasury, high yield bonds outperformed all other fixed income measures over the past twelve months. The impressive returns could be attributed to declining interest rates in the bond market, as well as solid gains in equity securities. Relatively conservative high yield approaches were rewarded, as compared to other styles with exposures to emerging market debt and lower quality securities. The Diversified Portfolio benefited from a zero weighting in emerging markets and an average credit quality of B+, enabling it to outperform 85% of the funds in Lipper's High Yield Bond universe.

The fundamentals for the high yield market remain positive. The demand for high yield securities is greater than existing supply. Average credit quality of the overall market is at an all time high, and there are little to no concerns regarding liquidity constraints. Corporations are posting strong revenues and profits and interest rate levels are approaching historic lows.

The outlook for the high yield market remains positive, particularly relative to other fixed income investments. Investor demand for these securities is likely to remain strong in light of the current low level of interest rates, prospects of moderating economic growth, and concerns over lofty stock valuations. The Portfolio remains defensively positioned with respect to industry exposure, and will continue to seek quality corporations which both dominate within their industries, and which can also generate steady cash flows.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                                          SALOMON
                               HIGH        BROS.
                               YIELD       CASH
                               BOND         PAY
                             PORTFOLIO     INDEX
   Consumer Growth               35%         44%
   Consumer Cyclicals            19%         13%
   Finance                        0%          5%
   Capital Goods                 12%          5%
   Basic Industry                20%         17%
   Energy                         8%          8%
   Utilities                      0%          8%
   Cash/Short-term                6%          0%
                             ---------    -------
                                100%        100%
   *Represents the total composition of this
    Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997
                         INTERNATIONAL EQUITY PORTFOLIO

                   Managed by Capital Guardian Trust Company
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The International Equity Portfolio
                 incorporates a fundamental value approach with an emphasis on common stocks of major foreign markets.

SUMMARY HIGHLIGHTS:

The Asian market turmoil triggered by the currency crisis in July continued to cast its pall globally during the fourth quarter. Together with Japan's domestic banking crisis, the fallout sent Pacific Rim markets tumbling and a tremor through world-wide equity markets. The MSCI GDP EAFE Index posted a return of (-6.7%). Diversified's International Equity Portfolio underperformed the Index for the quarter, but outperformed for the year by over 300 basis points.

The worsening southeast Asian currency crisis negatively impacted equity markets as well as currency markets during the fourth quarter. The Japanese equity market dropped sharply, largely due to bad debt problems in its banking system. Japan is also being hurt by the drop in value of the Korean won, which makes Korean imports an increased trade threat to Japan. Japan and Korea compete in a number of the same export industries, such as steel, electronics, shipbuilding, and cars. Japan also has substantial exports to Korea, which would be hurt by a Korean economic slowdown. The Portfolio's 16% weighting in Japan pulled overall Portfolio returns significantly downward, despite the Portfolio's underweighting in Japan relative to the benchmark's weighting of 27%. A Capital Guardian international equity portfolio manager stated, "It's not so important how much you have in Japan as what you have in Japan." The manager continues to assess the situation on a stock by stock basis as individual countries turn around.

Just as in the third quarter, the picture in Europe was brighter. Equity markets are getting a boost from the more solid prospects for monetary union, and are also helped by the recent introduction of mergers, corporate restructuring and privatizations. In addition, the economies of France and Germany, the Continent's two largest, continued to recover during the quarter.

TOP TEN COUNTRY WEIGHTINGS AS OF 12/31/97


                      INTERNATIONAL      MORGAN
                         EQUITY        STANLEY GDP
                        PORTFOLIO         EAFE*
   Japan                  16.4%           26.8%
   United Kingdom         13.7%            9.9%
   Canada                  6.4%            0.0%
   Sweden                  6.2%            1.9%
   Germany                 5.3%           17.6%
   Australia               5.2%            2.8%
   France                  4.5%           11.2%
   Switzerland             4.1%            2.0%
   Netherlands             3.6%            2.9%
   Hong Kong               3.3%            2.1%
   *Morgan Stanley Capital International EAFE
    GDP-Europe, Australasia, Far East Gross
    Domestic Product Index

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                            INTERMEDIATE   GOVERNMENT/
                                 MONEY           HIGH        GOVERNMENT     CORPORATE                        EQUITY
                                 MARKET      QUALITY BOND       BOND           BOND         BALANCED         INCOME
                              ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost.........  $231,800,943   $197,598,515   $132,197,739   $347,542,910   $470,715,722   $  904,075,061
                              ============   ============   ============   ============   ============    =============
Securities, at market.......  $231,800,943   $198,723,832   $133,274,531   $358,330,961   $490,760,447   $1,278,019,941
Repurchase agreement,
 at value...................        19,808     17,476,823      5,087,230         97,709     48,524,284           32,140
Cash........................        21,560             --          2,470          1,540             --            5,922
Receivable for securities
 sold.......................            --         73,534             --             --        956,999          505,152
Receivable for foreign
 currency forward
 contracts..................            --             --             --             --             --               --
Interest receivable.........       554,131      1,994,754      1,342,594      5,374,025      3,212,344           10,653
Dividends receivable........            --             --             --             --        319,483        1,812,003
Receivable from securities
 lending....................            --          1,346            936          7,793         10,074           11,928
Reimbursement from
 advisor....................            --             --          2,000             --         14,531            1,087
                              ------------   ------------   ------------   ------------   ------------    -------------
         Total assets.......   232,396,442    218,270,289    139,709,761    363,812,028    543,798,162    1,280,398,826
                              ------------   ------------   ------------   ------------   ------------    -------------
LIABILITIES:
Due to Custodian............            --             --             --             --             --               --
Deposit for securities
 loaned.....................            --             --     10,461,250      2,020,000    148,440,431       64,740,700
Payable for securities
 purchased..................            --             --             --             --        396,940               --
Payable for foreign currency
 forward contracts..........            --             --             --             --             --               --
Payable to advisor..........         5,312          8,229             --          2,904             --               --
Accrued expenses:
 Investment advisory fees...        54,141         68,532         39,763        114,228        160,649          485,523
 Custody fees...............            --             --             --         19,581          3,722           45,442
 Professional fees..........        20,560         20,631         18,872         17,120         19,961           34,743
 Reports to shareholders....         1,828          1,588            754          2,437          2,664            8,326
 Miscellaneous fees.........         2,143          1,871          2,725          2,873          3,882           12,923
                              ------------   ------------   ------------   ------------   ------------    -------------
         Total
           liabilities......        83,984        100,851     10,523,364      2,179,143    149,028,249       65,327,657
                              ------------   ------------   ------------   ------------   ------------    -------------
         NET ASSETS.........  $232,312,458   $218,169,438   $129,186,397   $361,632,885   $394,769,913   $1,215,071,169
                              ============   ============   ============   ============   ============    =============
NET ASSETS CONSIST OF:
Paid-in capital.............  $232,312,458   $217,044,121   $128,109,605   $350,844,834   $374,725,188   $  841,126,289
 Net unrealized appreciation
   on securities............            --      1,125,317      1,076,792     10,788,051     20,044,725      373,944,880
 Net unrealized appreciation
   on translation of assets
   and liabilities in
   foreign currencies.......            --             --             --             --             --               --
                              ------------   ------------   ------------   ------------   ------------    -------------
         NET ASSETS.........  $232,312,458   $218,169,438   $129,186,397   $361,632,885   $394,769,913   $1,215,071,169
                              ============   ============   ============   ============   ============    =============

                       See notes to financial statements

         EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE     HIGH YIELD    INTERNATIONAL
         VALUE          INCOME         GROWTH         EQUITY        EQUITY          BOND          EQUITY
      ------------   ------------   ------------   ------------   -----------   ------------   -------------
       226,958,983   $334,499,073   $363,013,968   $664,005,325   $17,881,771   $ 37,853,692   $ 194,419,667
      ============   ============   ============   ============   ============  ============    ============
       232,613,309   $403,253,676   $441,694,290   $811,564,687   $19,875,545   $ 38,662,658   $ 208,323,964
         9,250,647      5,974,470     19,802,348     45,551,470     6,561,291        173,760      10,116,743
                --             --             --             --            --             --              --
         1,306,161      3,512,174      3,600,080      5,494,809            --             --         315,138
                --             --             --             --            --             --       1,887,073
             2,667          5,504          8,748         24,577         1,276        910,121           7,920
           435,433        347,472        197,249        222,944        10,697             --         434,312
               941          7,140          3,783         22,145            --             --           3,077
                --             --             --             --           912             --           7,763
      ------------   ------------   ------------   ------------   ------------  ------------    ------------
       243,609,158    413,100,436    465,306,498    862,880,632    26,449,721     39,746,539     221,095,990
      ------------   ------------   ------------   ------------   ------------  ------------    ------------
                --             --             --             --            --             --          27,758
         7,533,900     29,523,000     36,010,700    112,647,957            --             --      14,610,710
           936,422      7,071,880      2,714,882      6,249,742       530,002             --         733,842
                --             --             --             --            --             --         242,701
                --          7,850         12,329         28,586            --             --              --
           116,700        199,970        230,497        522,995        21,141         16,899         137,333
            10,125         13,861          1,106          9,885        16,173             --              --
            17,930         17,930         18,447         19,325        16,988         22,824          28,983
             1,412          2,215          2,873          5,563           256            268           1,340
             8,954          3,322          3,476          8,318         7,511          6,417           7,255
      ------------   ------------   ------------   ------------   ------------  ------------    ------------
         8,625,443     36,840,028     38,994,310    119,492,371       592,071         46,408      15,789,922
      ------------   ------------   ------------   ------------   ------------  ------------    ------------
      $234,983,715   $376,260,408   $426,312,188   $743,388,261   $25,857,650   $ 39,700,131   $ 205,306,068
      ============   ============   ============   ============   ============  ============    ============
       229,329,389   $307,505,805   $347,631,866   $595,828,899   $23,863,876   $ 38,891,165   $ 189,758,389
         5,654,326     68,754,603     78,680,322    147,559,362     1,993,774        808,966      13,904,297
                --             --             --             --            --             --       1,643,382
      ------------   ------------   ------------   ------------   ------------  ------------    ------------
      $234,983,715   $376,260,408   $426,312,188   $743,388,261   $25,857,650   $ 39,700,131   $ 205,306,068
      ============   ============   ============   ============   ============  ============    ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 INTERMEDIATE   GOVERNMENT/
                                       MONEY          HIGH        GOVERNMENT     CORPORATE                     EQUITY
                                      MARKET      QUALITY BOND       BOND          BOND        BALANCED        INCOME
                                    -----------   ------------   ------------   -----------   -----------   ------------
INVESTMENT INCOME:
  Interest income.................. $12,424,923   $13,137,754     $5,860,944    $23,025,657   $11,074,669   $  3,484,499
  Dividend income..................          --            --             --             --     2,816,529     26,727,291
  Less: withholding tax............          --            --             --             --        (4,815)       (54,612)
                                     ----------    ----------     ----------    -----------   -----------   ------------
         Total income..............  12,424,923    13,137,754      5,860,944     23,025,657    13,886,383     30,157,178
                                     ----------    ----------     ----------    -----------   -----------   ------------
EXPENSES:
  Investment advisory fees.........     553,205       707,143        340,670      1,174,374     1,547,690      4,950,239
  Custody fees.....................      43,681        45,152         31,103         72,412        71,312        174,012
  Professional fees................      22,069        22,753         20,459         21,717        23,558         42,925
  Reports to shareholders..........       1,780         1,548            746          2,566         2,743          8,457
  Miscellaneous fees...............       5,977         5,545          4,420          7,355         7,686         17,474
                                     ----------    ----------     ----------    -----------   -----------   ------------
         Total expenses............     626,712       782,141        397,398      1,278,424     1,652,989      5,193,107
Expenses reimbursed by the
  advisor..........................          --            --        (15,525)            --            --             --
                                     ----------    ----------     ----------    -----------   -----------   ------------
         Net expenses..............     626,712       782,141        381,873      1,278,424     1,652,989      5,193,107
                                     ----------    ----------     ----------    -----------   -----------   ------------
Net investment income (loss).......  11,798,211    12,355,613      5,479,071     21,747,233    12,233,394     24,964,071
                                     ----------    ----------     ----------    -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND
  FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities.....................      (8,941)   (2,349,712)        43,123        747,528    44,754,963    112,649,761
  Net realized gains on foreign
    currency transactions..........          --            --             --             --            --             --
  Net change in unrealized
    appreciation (depreciation) on
    securities.....................          --     1,093,124      1,403,813      5,790,454     1,725,897    145,312,803
  Net change in unrealized
    appreciation on translation of
    assets and liabilities in
    foreign currencies.............          --            --             --             --            --             --
                                     ----------    ----------     ----------    -----------   -----------   ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies...............      (8,941)   (1,256,588)     1,446,936      6,537,982    46,480,860    257,962,564
                                     ----------    ----------     ----------    -----------   -----------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........ $11,789,270   $11,099,025     $6,926,007    $28,285,215   $58,714,254   $282,926,635
                                     ==========    ==========     ==========    ===========   ===========   ============

                       See notes to financial statements.

      EQUITY       GROWTH &       EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD   INTERNATIONAL
       VALUE        INCOME        GROWTH         EQUITY        EQUITY         BOND         EQUITY
    -----------   -----------   -----------   ------------   -----------   ----------   -------------
    $   432,832   $   653,364   $   599,436   $  2,682,418   $   106,664   $3,056,638    $    588,982
      2,767,553     2,946,154     3,590,774      5,129,430        45,708           --       3,180,167
             --        (5,745)           --        (19,304)          (92)          --        (351,430)
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
      3,200,385     3,593,773     4,190,210      7,792,544       152,280    3,056,638       3,417,719
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
        882,508     1,679,535     2,405,212      4,986,640       182,991      182,367       1,434,770
         71,581        72,061        68,526        187,902        45,564       41,237         217,779
         19,786        21,735        22,947         26,690        18,268       19,204          25,946
          1,470         2,248         3,025          5,397           260          278           1,551
          5,448         5,973         5,915         11,923         3,446        3,241           5,218
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
        980,793     1,781,552     2,505,625      5,218,552       250,529      246,327       1,685,264
        (56,044)           --            --             --       (61,577)     (46,946)        (16,399)
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
        924,749     1,781,552     2,505,625      5,218,552       188,952      199,381       1,668,865
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
      2,275,636     1,812,221     1,684,585      2,573,992       (36,672)   2,857,257       1,748,854
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
     20,127,411    30,338,224    24,114,431     73,438,581    (1,923,753)     751,900       6,952,374
             --            --            --             --            --           --       1,289,424
      4,086,494    46,717,933    64,960,988     69,900,579     1,758,315      436,636       1,832,462
             --            --            --             --            --           --       1,293,392
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
     24,213,905    77,056,157    89,075,419    143,339,160      (165,438)   1,188,536      11,367,652
    -----------   -----------   -----------    -----------    ----------   ----------     -----------
    $26,489,541   $78,868,378   $90,760,004   $145,913,152   $  (202,110)  $4,045,793    $ 13,116,506
    ===========   ===========   ===========    ===========    ==========   ==========     ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            INTERMEDIATE   GOVERNMENT/
                                                   MONEY          HIGH       GOVERNMENT     CORPORATE
                                                   MARKET     QUALITY BOND      BOND           BOND        BALANCED
                                                ------------  ------------  -------------  ------------  ------------
FROM OPERATIONS:
  Net investment income (loss)................. $ 11,798,211  $ 12,355,613  $   5,479,071  $ 21,747,233  $ 12,233,394
  Net realized gains (losses) on securities....       (8,941)   (2,349,712)        43,123       747,528    44,754,963
  Net realized gains on foreign currency
    transactions...............................           --            --             --            --            --
  Net change in unrealized appreciation
    (depreciation) on securities...............           --     1,093,124      1,403,813     5,790,454     1,725,897
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies.........................           --            --             --            --            --
                                                ------------  ------------   ------------  ------------  ------------
  Net increase in net assets resulting from
    operations.................................   11,789,270    11,099,025      6,926,007    28,285,215    58,714,254
                                                ------------  ------------   ------------  ------------  ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested...............  902,776,832   102,876,345     68,807,286   123,824,256   170,812,434
  Value of capital withdrawn................... (867,265,898)  (93,100,595)   (49,606,776) (113,152,603)  (99,666,614)
                                                ------------  ------------   ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from capital transactions....................   35,510,934     9,775,750     19,200,510    10,671,653    71,145,820
                                                ------------  ------------   ------------  ------------  ------------
Net increase in net assets.....................   47,300,204    20,874,775     26,126,517    38,956,868   129,860,074
NET ASSETS:
  Beginning of period..........................  185,012,254   197,294,663    103,059,880   322,676,017   264,909,839
                                                ------------  ------------   ------------  ------------  ------------
  End of period................................ $232,312,458  $218,169,438  $ 129,186,397  $361,632,885  $394,769,913
                                                ============  ============   ============  ============  ============

                       See notes to financial statements.

         EQUITY         EQUITY       GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
         INCOME         VALUE         INCOME        GROWTH         EQUITY       EQUITY        BOND         EQUITY
     --------------  ------------  ------------  ------------   ------------  -----------  -----------  -------------
     $   24,964,071  $  2,275,636  $  1,812,221  $  1,684,585   $  2,573,992  $   (36,672) $ 2,857,257  $   1,748,854
        112,649,761    20,127,411    30,338,224    24,114,431     73,438,581   (1,923,753)     751,900      6,952,374
                 --            --            --            --             --           --           --      1,289,424
        145,312,803     4,086,494    46,717,933    64,960,988     69,900,579    1,758,315      436,636      1,832,462
                 --            --            --            --             --           --           --      1,293,392
       ------------   -----------  ------------  ------------    -----------  ------------ ------------ -------------
        282,926,635    26,489,541    78,868,378    90,760,004    145,913,152     (202,110)   4,045,793     13,116,506
       ------------   -----------  ------------  ------------    -----------  ------------ ------------ -------------
        342,318,881   252,043,859   227,268,676   218,548,740    300,462,601   45,019,873   34,940,563    149,002,914
       (366,995,016)  (72,583,198) (137,489,072) (182,124,242)  (210,251,735) (34,439,243) (14,658,911)  (104,998,249)
       ------------   -----------  ------------  ------------    -----------  ------------ ------------ -------------
        (24,676,135)  179,460,661    89,779,604    36,424,498     90,210,866   10,580,630   20,281,652     44,004,665
       ------------   -----------  ------------  ------------    -----------  ------------ ------------ -------------
        258,250,500   205,950,202   168,647,982   127,184,502    236,124,018   10,378,520   24,327,445     57,121,171
        956,820,669    29,033,513   207,612,426   299,127,686    507,264,243   15,479,130   15,372,686    148,184,897
       ------------   -----------  ------------  ------------    -----------  ------------ ------------ -------------
     $1,215,071,169  $234,983,715  $376,260,408  $426,312,188   $743,388,261  $25,857,650  $39,700,131  $ 205,306,068
       ============   ===========  ============  ============    ===========  ============ ============ =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                           INTERMEDIATE   GOVERNMENT/
                                                 MONEY          HIGH        GOVERNMENT     CORPORATE
                                                MARKET      QUALITY BOND       BOND          BOND         BALANCED
                                             -------------  -------------  ------------  -------------  ------------
FROM OPERATIONS:
  Net investment income (loss).............. $   9,228,477  $  10,943,369  $  5,459,079  $  22,081,097  $  7,487,630
  Net realized gains (losses) on
    securities..............................        (8,786)       (34,374)     (586,993)      (913,114)   23,946,320
  Net realized gains on foreign currency
    transactions............................            --             --            --             --            --
  Net change in unrealized appreciation
    (depreciation) on securities............            --     (1,571,971)   (1,394,326)   (11,013,287)    3,998,704
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies......................            --             --            --             --            --
                                              ------------   ------------  ------------   ------------  ------------
  Net increase in net assets resulting from
    operations..............................     9,219,691      9,337,024     3,477,760     10,154,696    35,432,654
                                              ------------   ------------  ------------   ------------  ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested............   574,726,828    132,353,083    50,100,883    107,972,231   106,232,881
  Value of capital withdrawn................  (540,572,513)  (116,921,547)  (36,510,377)  (131,990,320)  (43,788,651)
                                              ------------   ------------  ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from capital transactions.......    34,154,315     15,431,536    13,590,506    (24,018,089)   62,444,230
                                              ------------   ------------  ------------   ------------  ------------
Net increase (decrease) in net assets.......    43,374,006     24,768,560    17,068,266    (13,863,393)   97,876,884
NET ASSETS:
  Beginning of year.........................   141,638,248    172,526,103    85,991,614    336,539,410   167,032,955
                                              ------------   ------------  ------------   ------------  ------------
  End of year............................... $ 185,012,254  $ 197,294,663  $103,059,880  $ 322,676,017  $264,909,839
                                              ============   ============  ============   ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

        EQUITY        EQUITY       GROWTH &       EQUITY         SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
        INCOME        VALUE*        INCOME        GROWTH         EQUITY        EQUITY*       BOND         EQUITY
     -------------  -----------  ------------  ------------   -------------  -----------  -----------  -------------
     $  25,571,730  $   240,724  $  1,776,479  $   (432,797)  $     960,323  $   (70,782) $   918,330  $   1,201,575
        39,593,303      910,307    16,329,122    64,682,669      55,282,281      594,156      (43,340)     2,640,559
                --           --            --            --              --           --           --        478,445
        83,552,175    1,567,832    13,845,816   (25,830,434)     32,173,450      235,459      210,284     10,896,919
                --           --            --            --              --           --           --        190,167
      ------------  -----------  ------------  ------------     -----------  ------------ ------------ -------------
       148,717,208    2,718,863    31,951,417    38,419,438      88,416,054      758,833    1,085,274     15,407,665
      ------------  -----------  ------------  ------------     -----------  ------------ ------------ -------------
       293,027,464   28,849,346   146,312,325   136,832,312     247,735,078   20,875,494    7,896,234     77,505,278
      (249,226,533)  (2,534,696)  (95,463,047)  (98,486,454)   (144,345,114)  (6,155,197)  (2,606,417)   (28,174,361)
      ------------  -----------  ------------  ------------     -----------  ------------ ------------ -------------
        43,800,931   26,314,650    50,849,278    38,345,858     103,389,964   14,720,297    5,289,817     49,330,917
      ------------  -----------  ------------  ------------     -----------  ------------ ------------ -------------
       192,518,139   29,033,513    82,800,695    76,765,296     191,806,018   15,479,130    6,375,091     64,738,582
       764,302,530           --   124,811,731   222,362,390     315,458,225           --    8,997,595     83,446,315
      ------------  -----------  ------------  ------------     -----------  ------------ ------------ -------------
     $ 956,820,669  $29,033,513  $207,612,426  $299,127,686   $ 507,264,243  $15,479,130  $15,372,686  $ 148,184,897
      ============  ===========  ============  ============     ===========  ============ ============ =============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
----------                                     ------------
             COMMERCIAL PAPER -- 75.13%
$1,000,000   American Express Credit Company,
               6.09%, 01/02/98...............  $    999,831
 4,200,000   American Express Credit Company,
               5.60%, 02/02/98...............     4,179,093
 1,700,000   Associates Corp. of N.A., 5.60%,
               01/13/98......................     1,696,826
 3,000,000   Associates Corp. of N.A., 5.71%,
               01/15/98......................     2,993,338
 6,300,000   Avco Financial Services, Inc.,
               5.63%, 02/17/98...............     6,253,693
 1,000,000   Avco Financial Services, Inc.,
               5.78%, 03/09/98...............       989,243
 3,500,000   Avco Financial Services, Inc. --
               Canada, 5.55%, 01/09/98.......     3,495,683
 2,000,000   Bank of Nova Scotia C.P., 5.52%,
               01/05/98......................     1,998,774
   600,000   Bell Atlantic Corp., 5.82%,
               01/12/98......................       598,933
 2,100,000   Bell Atlantic Corp., 5.76%,
               01/15/98......................     2,095,296
 1,900,000   Bellsouth Telecommunications,
               Inc., 6.10%, 01/13/98.........     1,896,137
 2,900,000   British Columbia -- Province,
               5.68%, 02/12/98...............     2,880,783
 2,000,000   CSX Corp., 6.04%, 01/07/98......     1,997,987
 4,400,000   Chevron Corp., 5.62%,
               01/06/98......................     4,396,566
 2,400,000   Conagra, Inc., 6.15%,
               01/02/98......................     2,399,590
 5,013,000   Enterprise Funding Corp., 5.79%,
               01/20/98......................     4,997,681
 1,800,000   Enterprise Funding Corp., 5.86%,
               01/23/98......................     1,793,554
 1,700,000   Export Development Corp., 5.53%,
               01/16/98......................     1,696,083
 6,300,000   Ford Motor Credit Corp., 5.52%,
               01/08/98......................     6,293,238
 3,000,000   FPL Fuels, Inc., 5.70%,
               01/30/98......................     2,986,225
 6,600,000   General Electric Capital Corp.,
               5.58%, 01/13/98...............     6,587,724
   700,000   General Electric Capital Corp.,
               5.55%, 01/22/98...............       697,734
 3,000,000   General Motors Acceptance Corp.,
               5.54%, 01/16/98...............     2,993,075
 7,300,000   General Motors Acceptance Corp.,
               5.55%, 01/20/98...............     7,278,618
 7,500,000   Goldman Sachs Group, L.P.,
               5.95%, 01/05/98...............     7,495,042
 4,600,000   Heller International Corp.,
               6.05%, 01/20/98...............     4,585,312
 3,700,000   Household International Corp.,
               5.55%, 01/12/98...............     3,693,726

PRINCIPAL                                         VALUE
----------                                     ------------
             COMMERCIAL PAPER (CONTINUED)
$2,000,000   Houston Industries Finance
               Company, 6.20%, 01/16/98......  $  1,994,833
 2,100,000   Ingersoll-Rand Company, 6.05%,
               01/05/98......................     2,098,588
 1,106,000   JHM Funding, Inc. 5.75%,
               01/30/98......................     1,100,877
   900,000   Lehman Brothers Holdings Inc.,
               5.90%, 01/08/98...............       898,968
 2,600,000   Lehman Brothers Holdings Inc.,
               6.05%, 01/12/98...............     2,595,194
 2,100,000   Lehman Brothers Holdings Inc.,
               6.20%, 01/30/98...............     2,089,512
 1,700,000   Mellon Bank Corp., 5.65%,
               02/20/98......................     1,686,660
 2,100,000   Merrill Lynch and Company, Inc.,
               5.81%, 01/16/98...............     2,094,916
 7,000,000   Metlife Funding, Inc., 5.68%,
               01/22/98......................     6,976,806
 2,100,000   National Rural Utilities, 5.53%,
               01/21/98......................     2,093,549
 5,000,000   National Rural Utilities, 5.54%,
               01/23/98......................     4,983,072
 4,600,000   National Rural Utilities, 5.67%,
               04/06/98......................     4,531,172
   500,000   Paccar Financial Group, 5.56%,
               01/12/98......................       499,150
 7,600,000   Prudential Funding Corp., 5.51%,
               01/06/98......................     7,594,184
 1,000,000   Prudential Funding Corp., 5.62%,
               01/06/98......................       999,219
   800,000   Prudential Funding Corp., 5.59%,
               01/07/98......................       799,254
 5,100,000   Sanwa Business Credit, 6.75%,
               01/13/98......................     5,088,525
 3,000,000   Sanwa Business Credit, 6.75%,
               01/13/98......................     2,993,250
 2,000,000   Sanwa Business Credit, 6.60%,
               01/02/98......................     1,999,633
 3,000,000   Sears, Roebuck Acceptance Corp.,
               5.54%, 01/14/98...............     2,993,999
 4,000,000   Sears, Roebuck Acceptance Corp.,
               5.63%, 01/15/98...............     3,991,243
 1,000,000   Sears, Roebuck and Company,
               5.81%, 01/09/98...............       998,709
 3,600,000   Sears, Roebuck and Company,
               5.88%, 01/30/98...............     3,582,948
 4,200,000   Sony Capital Corp., 5.73%,
               01/07/98......................     4,195,989
 2,000,000   Textron Financial Corp., 6.10%,
               01/02/98......................     1,999,661

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
----------                                     ------------
             COMMERCIAL PAPER (CONTINUED)
$3,000,000   Transamerica Corp., 5.85%,
               01/21/98......................  $  2,990,250
   350,000   Transamerica Corp., 5.70%,
               01/22/98......................       348,836
 5,000,000   Union Bancal Corp., 5.54%,
               01/23/98......................     4,983,072
 5,400,000   Union Bancal Corp., 5.75%,
               02/09/98......................     5,366,363
                                               ------------
             TOTAL COMMERCIAL PAPER
             (Cost $174,538,217).............   174,538,217
                                               ------------
             CERTIFICATES OF DEPOSIT -- 8.14%
 8,000,000   Bank of Nova Scotia, 5.74%,
               02/20/98......................     8,000,000
 7,000,000   National Westminster Bank,
               5.86%, 08/10/98...............     7,021,932
 3,900,000   Royal Bank of Canada, 5.79%,
               08/20/98......................     3,900,000
                                               ------------
             TOTAL CERTIFICATES OF DEPOSIT
             (Cost $18,921,932)..............    18,921,932
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 4.74%
             FEDERAL HOME LOAN BANK -- 2.58%
 6,000,000   5.81%, 08/20/98.................     6,000,000
                                               ------------
             FEDERAL HOME LOAN MORTGAGE
             CORP. -- 2.16%
 5,000,000   5.685%, 10/02/98................     5,005,794
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $11,005,794)...    11,005,794
                                               ------------
             SHORT-TERM CORPORATE NOTES -- 11.77%
 2,900,000   Banc One, Floating Rate, 5.85%,
               01/08/98+.....................     2,900,000
 5,435,000   Capital One Funding Corp.,
               Floating Rate, 5.85%,
               01/08/98+.....................     5,435,000

 5,000,000   Asset Backed Securities
               Investment Trust, Series
               1997-E, Class N, Floating
               Rate, 5.96%, 01/15/98++.......     5,000,000

PRINCIPAL                                         VALUE
----------                                     ------------
             SHORT-TERM CORPORATE NOTES (CONTINUED)
$8,000,000   Asset Backed Securities
               Investment Trust, Series
               1997-C, Class N, Floating
               Rate, 5.96%, 01/15/98++.......  $  8,000,000
 6,000,000   Asset Backed Securities
               Investment Trust, Series
               1997-I, Class I, Floating
               Rate, 5.96%, 01/15/98++.......     6,000,000
                                               ------------
             TOTAL SHORT-TERM CORPORATE NOTES
             (Cost $27,335,000)..............    27,335,000
                                               ------------
             TOTAL SECURITIES (Cost
             $231,800,943)...................   231,800,943
                                               ------------
             REPURCHASE AGREEMENT -- 0.01%
    19,808   With Investors Bank & Trust,
               dated 12/31/97, 5.90%,
               repurchase proceeds at
               maturity $19,815, 01/02/98
               (Collateralized by Government
               National Mortgage Association,
               7.375%, due 06/20/26, with a
               value of $21,232) (Cost
               $19,808)......................        19,808
                                               ------------
             Total Investments -- 99.79%
             (Cost $231,820,751).............   231,820,751
             Other assets less
             liabilities -- 0.21%............       491,707
                                               ------------
             NET ASSETS -- 100.00%...........  $232,312,458
                                               ============
The aggregate cost of investments for federal income tax
purposes at December 31, 1997, is $231,820,751.

---------------
 + This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1997.
++ This interest rate is subject to change monthly based on the London Interbank
   Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1997.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                    ------------
              CORPORATE BONDS AND NOTES -- 74.56%
              BANKS -- 10.23%
$ 3,500,000   Banque Nationale de Paris SA,
                9.875%, 05/25/98.............  $  3,549,879
  8,000,000   First Omni Bank, Series 96-A,
                6.65%, 09/15/03..............     8,150,000
  4,000,000   Norwest Corp., 6.75%,
                05/12/00.....................     4,055,408
  6,556,024   Union Acceptance Corp., 6.40%,
                10/10/02.....................     6,567,169
                                               ------------
              TOTAL BANKS....................    22,322,456
                                               ------------
              BROKERAGE -- 8.93%
  5,500,000   Bear Stearns & Company, 6.50%,
                06/15/00.....................     5,545,601
    725,000   Lehman Brothers, Inc., Medium-
                Term Note, 6.08%, 07/08/98...       725,100
  5,000,000   Lehman Brothers, Inc., 7.625%,
                08/01/98.....................     5,042,720
  5,000,000   Merrill Lynch & Company, 6.38%,
                07/18/00.....................     5,027,480
  2,885,000   Morgan Stanley Dean Witter,
                8.875%, 10/15/01.............     3,133,433
                                               ------------
              TOTAL BROKERAGE................    19,474,334
                                               ------------
              FINANCE -- 28.18%
  4,000,000   Associates Corp. of N.A.,
                5.99%, 12/15/00..............     3,976,864
  2,000,000   Associates Corp. of N.A.,
                6.15%, 01/13/03..............     1,986,082
  3,170,000   Associates Corp. of N.A.,
                6.01%, 02/07/03..............     3,127,766
  1,000,000   British Gas Finance, Inc.,
                8.75%, 09/15/98..............     1,005,072
  1,631,203   Chemical Financial Acceptance
                Corp., 9.25%, 05/15/98.......     1,665,083
  5,000,000   CIT Group Holdings, 6.125%,
                11/15/99.....................     5,001,500
  1,000,000   Ford Motor Credit Corp., 7.15%,
                01/26/00.....................     1,021,062
  4,000,000   Ford Motor Credit Corp., 7.06%,
                06/06/01.....................     4,108,368
  3,500,000   Ford Motor Credit Corp., 6.55%,
                09/10/02.....................     3,544,167
  3,000,000   General Motors Acceptance
                Corp., 5.63%, 02/25/00.......     2,973,000
  5,250,000   General Motors Acceptance
                Corp., 9.375%, 04/01/00......     5,605,656

 PRINCIPAL                                        VALUE
-----------                                    ------------
              FINANCE (CONTINUED)
$   400,000   Government Export Trust, 4.61%,
                09/01/98.....................  $    397,426
  6,500,000   Household Finance Company,
                Medium-Term Note, 7.15%,
                06/15/00.....................     6,632,561
  5,000,000   International Lease Finance,
                7.05%, 05/01/01..............     5,130,130
  7,500,000   John Deere Capital, 6.30%,
                06/01/99.....................     7,540,290
  1,153,406   Navistar Finance, 6.55%,
                11/20/01.....................     1,156,912
  3,572,310   Textron Financial Corp., 6.05%,
                03/15/09.....................     3,571,167
  2,615,151   Travelers Mortgage, 12.00%,
                03/01/14.....................     3,023,776
                                               ------------
              TOTAL FINANCE..................    61,466,882
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 5.21%
  4,114,275   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............     4,124,026
  5,000,000   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     5,009,375
    739,817   Western Finance Grantor Trust,
                4.60%, 04/01/99..............       736,606
  1,501,648   Western Finance Grantor Trust,
                5.875%, 03/01/02.............     1,498,329
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
                BANKS........................    11,368,336
                                               ------------
              PRIVATE ASSET BACKED: CONSTRUCTION -- 1.03%
  2,231,022   Case Equipment Loan Trust,
                Series 1994-C, Class A2,
                8.10%, 06/15/01..............     2,255,385
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 6.24%
  5,000,000   Discover Card Master Trust I,
                Series 93-2A, 5.40%,
                11/16/01.....................     4,973,500
    423,333   First Chicago Master Trust,
                6.25%, 08/15/99..............       422,436
  1,150,000   MBNA Master Credit Card, 5.40%,
                09/15/00.....................     1,142,836
  1,000,000   Signet Credit Card Master
                Trust, 5.20%, 02/15/02.......       993,920
  6,000,000   Standard Credit Card Master
                Trust, Series 91-3, 8.875%,
                09/07/99.....................     6,089,400
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS...................    13,622,092
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                    ------------
              PRIVATE ASSET BACKED: FINANCE -- 4.46%
$ 3,009,890   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............  $  3,030,418
    235,655   General Motors Acceptance Corp.
                Grantor Trust, Series 95-A,
                Class A, 7.15%, 03/15/00.....       236,366
    895,755   Pemex Exp Grantor Trust, 7.66%,
                08/15/01.....................       919,869
  5,559,717   USAA Auto Loan Grantor Trust,
                6.07%, 05/15/04..............     5,543,482
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................     9,730,135
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 7.75%
  5,000,000   Capital Equipment Receivable
                Trust, Series 96-1, 6.28%,
                06/15/00.....................     5,020,600
  2,307,569   Chevy Chase Auto Receivable
                Trust, 6.00%, 12/15/01.......     2,308,076
  2,590,272   Chevy Chase Auto Receivable
                Trust, 6.60%, 12/15/02.......     2,606,357
  3,821,662   First Sierra Receivables II,
                6.85%, 06/10/03..............     3,869,012
    916,638   IBM Credit Receivable Lease
                Asset Master Trust, Series
                93-1A, 4.55%, 11/15/00.......       914,209
    329,155   IBM Credit Receivable Lease
                Asset Master Trust, 6.55%,
                07/16/01.....................       330,218
  1,854,719   Toyota Auto Receivable Trust,
                Series 96-AA, 6.30%,
                07/20/01.....................     1,858,726
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RECEIVABLES....................    16,907,198
                                               ------------
              REAL ESTATE -- 2.53%
    229,278   Daiwa Home Equity Loans,
                7.875%, 11/25/19.............       228,384
  2,745,280   GE Home Equity Loan, Series
                91-1A, 7.20%, 09/15/11.......     2,760,077
    901,751   Merrill Lynch Mortgage
                Investors, Inc., 10.10%,
                11/15/07.....................       937,635
    665,783   Merrill Lynch Mortgage
                Investors, Inc., 10.35%,
                05/15/09.....................       720,077
    411,642   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................       439,527
    434,281   Merrill Lynch Mortgage
                Investors, Inc., Series
                91-DA, 9.00%, 07/15/11.......       433,312
                                               ------------
              TOTAL REAL ESTATE..............     5,519,012
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $161,486,792)............   162,665,830
                                               ------------

 PRINCIPAL                                        VALUE
-----------                                    ------------
              US TREASURY NOTES -- 10.11%
$ 5,000,000   6.25%, 05/31/99................  $  5,039,060
  5,000,000   5.625%, 10/31/99...............     4,996,875
 12,000,000   5.75%, 11/15/00................    12,022,500
                                               ------------
              TOTAL US TREASURY NOTES (Cost
              $21,987,530)...................    22,058,435
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 4.12%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 1.53%
  1,568,686   PL# 850082, 9.00%, 10/01/05....     1,622,678
    307,973   REMIC, Series MH-1, 10.15%,
                04/15/06.....................       313,603
    830,165   PL# D0677, 7.50%, 03/01/08.....       846,195
     45,460   PL# 273991, 6.50%, 03/01/13....        44,778
    498,410   PL# 306816, 7.00%, 01/01/18....       501,515
                                               ------------
              TOTAL FEDERAL HOME LOAN
              MORTGAGE CORP..................     3,328,769
                                               ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 0.14%
    122,508   PL# 6346, 6.75%, 02/01/03......       122,304
    173,249   PL# 137455, 7.00%, 04/01/04....       173,508
                                               ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
              ASSOCIATION....................       295,812
                                               ------------
              OTHER AGENCIES -- 0.73%
    850,000   Midstate Trust II, Series A3,
                9.35%, 04/01/98..............       853,485
    747,110   Guaranteed Export Certificates,
                4.813%, 12/15/98.............       740,958
                                               ------------
              TOTAL OTHER AGENCIES...........     1,594,443
                                               ------------
              RESOLUTION TRUST CORP. -- 1.72%
  2,414,166   Resolution Trust Corp., 7.94%,
                08/25/21.....................     2,433,504
  1,309,531   Resolution Trust Corp., 6.74%,
                07/25/27.....................     1,327,694
                                               ------------
              TOTAL RESOLUTION TRUST CORP....     3,761,198
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $9,051,848)...     8,980,222
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 2.30%
  5,000,000   Hydro Quebec, 6.36%, 01/15/02
                (Cost $5,072,345)............     5,019,345
                                               ------------
              TOTAL SECURITIES (Cost
              $197,598,515)..................   198,723,832
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                    ------------
              REPURCHASE AGREEMENT -- 8.01%
$17,476,823   With Investors Bank & Trust,
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $17,482,551,
                01/02/98 (Collateralized by
                Federal Home Loan Mortgage
                Corp. Adjustable Rate
                Mortgage obligations, 7.21%
                and 7.72%, due 09/01/23 and
                10/01/24, with a total value
                of $9,435,998 and $8,914,667,
                respectively) (Cost
                $17,476,823).................  $ 17,476,823
                                               ------------
              Total Investments -- 99.10%
                (Cost $215,075,338)..........   216,200,655
                                               ------------
              Other assets less
                liabilities -- 0.90%.........     1,968,783
                                               ------------
              NET ASSETS -- 100.00%..........  $218,169,438
                                               ============

The aggregate cost of investments for federal income tax purposes at December 31, 1997, is $215,075,338.

The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation.........   $  1,433,161
    Gross unrealized depreciation.........       (307,844)
                                             ------------
    Net unrealized appreciation...........   $  1,125,317
                                              ===========

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
----------                                     ------------
             US TREASURY NOTES -- 30.40%
$9,000,000   5.25%, 07/31/98.................  $  8,985,933
 3,000,000   6.375%, 05/15/99(a).............     3,027,186
 5,000,000   6.00%, 08/15/99.................     5,025,000
 7,000,000   7.75%, 12/31/99.................     7,273,434
 2,500,000   8.875%, 05/15/00................     2,675,780
 7,000,000   6.25%, 10/31/01(a)..............     7,122,500
 5,000,000   6.625%, 03/31/02................     5,162,500
                                               ------------
             TOTAL US TREASURY NOTES
             (Cost $39,095,380)..............    39,272,333
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 48.94%
             FEDERAL HOME LOAN BANK -- 7.92%
 5,000,000   6.34%, 03/19/01.................     4,990,340
 5,000,000   7.39%, 08/22/01.................     5,237,045
                                               ------------
             TOTAL FEDERAL HOME LOAN BANK....    10,227,385
                                               ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 8.64%
 3,000,000   REMIC, Series 1574, 6.50%,
               02/15/21......................     3,027,300
 5,300,000   REMIC, Series 1500, 7.00%,
               06/15/22......................     5,487,933
 1,132,888   REMIC, Series 31, 6.525%,
               08/25/23......................     1,134,893
 1,510,504   REMIC, Series 1710, 6.625%,
               02/15/24......................     1,516,536
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP............................    11,166,662
                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.92%
 2,000,000   REMIC, Series 94-75, 7.00%,
               01/25/03......................     2,046,592
 3,000,000   6.44%, 06/21/05.................     3,070,677
 5,000,000   Series 96-M7, Class B, 6.86%,
               06/17/11......................     5,114,063
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................    10,231,332
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 17.02%
     6,804   PL# 209631, 7.50%, 04/15/02.....         7,005
    25,319   PL# 328000, 7.50%, 06/15/07.....        26,071
    11,443   PL# 328084, 7.50%, 07/15/07.....        11,782
    14,700   PL# 335542, 7.50%, 08/15/07.....        15,137
   218,165   PL# 335995, 7.50%, 08/15/07.....       224,642
    91,505   PL# 322072, 7.50%, 08/15/07.....        94,222
   396,800   PL# 323189, 7.50%, 08/15/07.....       408,580
   252,425   PL# 328188, 7.50%, 08/15/07.....       259,919

PRINCIPAL                                         VALUE
----------                                     ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             (CONTINUED)
$  447,862   PL# 328192, 7.50%, 08/15/07.....  $    461,157
   108,443   PL# 328200, 7.50%, 08/15/07.....       111,663
   452,617   PL# 329060, 7.50%, 08/15/07.....       466,054
   405,458   PL# 332267, 7.50%, 08/15/07.....       417,495
    75,418   PL# 333320, 7.50%, 09/15/07.....        77,657
   389,125   PL# 333709, 7.50%, 09/15/07.....       400,677
   398,298   PL# 332704, 7.50%, 09/15/07.....       410,122
   388,474   PL# 297619, 7.50%, 09/15/07.....       400,007
   179,312   PL# 369749, 6.50%, 09/15/08.....       180,096
   275,966   PL# 345975, 6.50%, 10/15/08.....       277,174
   734,229   PL# 374726, 6.50%, 10/15/08.....       737,442
   289,455   PL# 345973, 6.50%, 11/15/08.....       290,721
   136,859   PL# 363874, 6.50%, 11/15/08.....       137,458
   513,816   PL# 370448, 6.50%, 11/15/08.....       516,064
   634,132   PL# 371094, 6.50%, 11/15/08.....       636,907
   329,433   PL# 366531, 6.50%, 11/15/08.....       330,874
10,000,000   REMIC, Series 97-2, 7.00%,
               06/20/19......................    10,104,120
 4,984,274   PL# 2483, 7.00%, 09/20/27.......     4,990,504
                                               ------------
             TOTAL GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION............    21,993,550
                                               ------------
             HOUSING AND URBAN DEVELOPMENT -- 3.92%
 5,000,000   6.23%, 08/01/02.................     5,057,825
                                               ------------
             STUDENT LOAN MARKETING ASSOCIATION -- 1.55%
 2,000,000   6.52%, 09/26/00.................     2,003,644
                                               ------------
             TENNESSEE VALLEY AUTHORITY -- 1.97%
 2,500,000   6.38%, 06/15/05.................     2,550,985
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $62,331,544)...    63,231,383
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
             SECURITIES -- 19.59%
             US TREASURY BILL -- 4.41%
 5,700,000   1.95%, 01/08/98.................     5,697,839
                                               ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 10.00%
 2,850,000   5.73%, 01/06/98.................     2,847,732
 1,300,000   5.70%, 01/09/98.................     1,298,353
 7,000,000   5.73%, 01/14/98.................     6,985,516
 1,800,000   5.72%, 01/30/98.................     1,791,706
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP............................    12,923,307
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
----------                                     ------------
             SHORT TERM US GOVERNMENT AGENCY SECURITIES
             (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.18%
$  700,000   5.62%, 01/07/98.................  $    699,344
 2,500,000   5.68%, 01/07/98.................     2,497,633
 3,300,000   5.45%, 01/16/98.................     3,292,506
   200,000   5.47%, 02/05/98.................       198,936
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................     6,688,419
                                               ------------
             TOTAL SHORT TERM US GOVERNMENT
             AGENCY SECURITIES (Cost
             $25,309,565)....................    25,309,565
                                               ------------
  SHARES
----------
             REGULATED INVESTMENT COMPANY -- 3.10%
 4,000,000   Merrimac Cash Fund -- Premium
               Class (Cost $4,000,000)(b)....     4,000,000
                                               ------------

PRINCIPAL
----------
             TIME DEPOSITS -- 1.13%
$1,227,879   American Express Centurion,
               5.90%, 01/21/98(b)............     1,227,879
   233,371   Bank of Boston, N.A., 6.85%,
               03/31/98(b)...................       233,371
                                               ------------
             TOTAL TIME DEPOSITS (Cost
               $1,461,250)...................     1,461,250
                                               ------------
             TOTAL SECURITIES (Cost
               $132,197,739).................   133,274,531
                                               ------------
             REPURCHASE AGREEMENTS -- 3.94%
 5,000,000   With Goldman Sachs & Company
               dated 12/31/97, 6.85%,
               repurchase proceeds at
               maturity $5,001,903
               (Collateralized by General
               Electric Corp., 6.50%, due
               07/24/08, with a value of
               $105,227 and Windsor
               Petroleum, 7.84%, due
               01/15/21, with a value of
               $4,962,727) (Cost
               $5,000,000)(b)................     5,000,000
PRINCIPAL                                         VALUE
----------                                     ------------
             REPURCHASE AGREEMENTS (CONTINUED)
$87,230      With Investors Bank & Trust dated
             12/31/97, 5.90%, repurchase
             proceeds at maturity $87,259
             (Collateralized by Federal
             National Mortgage Association,
             6.527%, due 07/01/27, with a
             value of $91,592) (Cost $87,230).. $     87,230
                                                ------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost $5,087,230).................    5,087,230
                                                ------------
             Total Investments -- 107.10%
             (Cost $137,284,969)...............  138,361,761
             Other assets less liabilities --
             (7.10)%...........................   (9,175,364)
                                                ------------
             NET ASSETS -- 100.00%............. $129,186,397
                                                ============
The aggregate cost of securities for federal income tax purposes at
December 31, 1997, is $137,284,969.
The following amount is based on costs for federal income tax purposes:
    Gross unrealized appreciation..........    $1,146,975
    Gross unrealized depreciation..........       (70,183)
                                             ------------
    Net unrealized appreciation............    $1,076,792
                                              ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                    ------------
              US GOVERNMENT SECURITIES -- 6.94%
              US TREASURY BOND -- 0.57%
$ 2,000,000   6.125%, 11/15/27...............  $  2,055,000
                                               ------------
              US TREASURY NOTES -- 6.37%
  3,000,000   5.625%, 11/30/00 (a)...........     2,994,375
 10,000,000   6.625%, 03/31/02...............    10,325,000
 10,000,000   3.375%, 01/15/07...............     9,740,620
                                               ------------
              TOTAL US TREASURY NOTES........    23,059,995
                                               ------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $25,275,200).............    25,114,995
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 9.48%
              FEDERAL HOME LOAN BANK -- 1.45%
  5,000,000   6.64%, 12/13/16................     5,231,602
                                               ------------
              FEDERAL HOME LOAN MORTGAGE CORP. -- 4.45%
  3,006,120   Series 1377, 6.63%, 09/15/07...     3,028,756
  5,000,000   Series 1666, Class E, 6.00%,
                12/15/19.....................     4,968,490
  3,398,665   Series 31, 6.53%, 08/25/23.....     3,404,680
  4,686,626   Series 1710, 6.63%, 02/15/24...     4,705,339
                                               ------------
              TOTAL FEDERAL HOME LOAN
              MORTGAGE CORP..................    16,107,265
                                               ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 0.13%
    358,358   REMIC Series 1993-219, Class A,
                08/25/23 (c).................       355,625
    111,587   PL#250510, 7.00%, 12/01/25.....       112,354
                                               ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
              ASSOCIATION....................       467,979
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 1.24%
    876,327   PL#413611, 7.00%, 01/15/26.....       882,900
    960,037   PL#292340, 7.00%, 02/15/26.....       967,237
    802,975   PL#373637, 7.00%, 03/15/26.....       808,997
    878,474   PL#373622, 7.00%, 03/15/26.....       885,063
    925,301   PL#428420, 7.00%, 04/15/26.....       932,241
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........     4,476,438
                                               ------------
              STUDENT LOAN MARKETING ASSOCIATION -- 2.21%
  3,000,000   6.52%, 09/26/00................     3,005,466
  5,000,000   Series 1996-2 A2, 5.965%,
                07/25/09.....................     4,989,200
                                               ------------
              TOTAL STUDENT LOAN MARKETING
              ASSOCIATION....................     7,994,666
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $33,267,577)...................    34,277,950
                                               ------------

 PRINCIPAL                                        VALUE
-----------                                    ------------
              CORPORATE BONDS & NOTES -- 73.69%
              AEROSPACE -- 3.16%
$ 5,000,000   Boeing Company, 8.625%,
                11/15/31.....................  $  6,336,855
  5,000,000   Lockheed Martin Corp., 6.85%,
                05/15/01.....................     5,079,725
                                               ------------
              TOTAL AEROSPACE................    11,416,580
                                               ------------
              AUTOMOTIVE PRODUCTS -- 4.82%
  4,000,000   BF Goodrich Company, 8.65%,
                04/15/25.....................     4,812,096
  5,000,000   Ford Holdings, 9.375%,
                03/01/20.....................     6,407,410
  5,000,000   General Motors Corp., 8.80%,
                03/01/21.....................     6,198,080
                                               ------------
              TOTAL AUTOMOTIVE PRODUCTS......    17,417,586
                                               ------------
              BANKS -- 12.28%
  4,000,000   Bank of New York Company,
                6.50%, 12/01/03..............     4,025,584
  5,000,000   BankAmerica Corp., 6.625%,
                05/30/01.....................     5,068,650
 10,000,000   Bankers Trust Company of New
                York, 6.75%, 10/03/01........    10,112,400
  5,000,000   Chase Manhattan Corp., 8.00%,
                05/01/05.....................     5,025,970
  5,000,000   Midland Bank PLC, Floating
                Rate, 6.125%, 06/29/49.......     4,179,000
  5,000,000   Republic New York Corp., 7.00%,
                03/22/11.....................     5,201,860
  5,000,000   Societe Generale, 7.85%,
                04/29/49.....................     5,255,126
  5,000,000   Swiss Bank Corp., 7.75%,
                09/01/26.....................     5,552,935
                                               ------------
              TOTAL BANKS....................    44,421,525
                                               ------------
              CONSUMER GOODS AND SERVICES -- 3.33%
  5,200,000   Proctor & Gamble Company,
                9.36%, 01/01/21..............     6,678,615
  5,000,000   RJR Nabisco, 8.75%, 04/15/04...     5,372,215
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    12,050,830
                                               ------------
              FINANCE -- 23.60%
 10,000,000   Associates Corp., 6.45%,
                09/15/00.....................    10,084,579
  5,000,000   BT Institutional Capital
                Trust -- B, 7.75%,
                12/01/26.....................     5,098,510
  5,000,000   Capital Equipment Receivables
                Trust 96-1 Class B, 6.57%,
                03/15/01.....................     5,028,350

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                    ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 5,000,000   Cez Finance BV, 7.125%,
                07/15/07.....................  $  4,811,531
  5,000,000   Chase Capital III Series C,
                Floating Rate, 6.363%,
                03/01/27.....................     4,813,140
  7,040,000   Discover Card Master Trust I,
                Series 1994-2 Class A,
                Floating Rate, 6.03%,
                10/16/04.....................     7,100,403
  6,000,000   Dow Capital BV, 9.20%,
                06/01/10.....................     7,227,810
  5,000,000   General Electric Capital Corp.,
                8.50%, 07/24/08..............     5,809,125
  5,000,000   General Motors Acceptance
                Corp., Putable Asset Trust,
                6.375%, 09/30/98.............     5,013,575
  5,000,000   General Motors Acceptance
                Corp., 8.40%, 10/15/99.......     5,194,850
  4,917,800   Structured Asset Securities
                Corp., Series 1996-CFL, Class
                A-1C, 5.944%, 02/25/28.......     4,875,851
 10,000,000   World Financial Network Credit
                Card Master Trust, Series
                96-A, Class A, 6.70%,
                05/15/06.....................    10,204,800
 10,000,000   Xerox Credit Corp., 6.78%,
                05/21/01.....................    10,081,570
                                               ------------
              TOTAL FINANCE..................    85,344,094
                                               ------------
              FOOD AND BEVERAGE -- 1.81%
  5,000,000   Seagrams (Joseph) & Sons Inc.,
                9.65%, 08/15/18..............     6,559,245
                                               ------------
              INDUSTRIAL -- 2.78%
  5,000,000   Celulosa Arauco Y Constitucion,
                6.75%, 12/15/03..............     4,949,305
  5,000,000   ICI Wilmington Inc., 6.75%,
                09/15/02.....................     5,089,558
                                               ------------
              TOTAL INDUSTRIAL...............    10,038,863
                                               ------------
              INSURANCE -- 2.94%
  5,000,000   Aetna Services Inc., 7.625%,
                08/15/26.....................     5,278,710
  5,000,000   Prudential Insurance Company,
                8.10%, 07/15/15..............     5,350,640
                                               ------------
              TOTAL INSURANCE................    10,629,350
                                               ------------
              LEISURE AND RECREATION -- 2.09%
  7,000,000   Marriott International, Inc.,
                7.875%, 04/15/05.............     7,548,023
                                               ------------

 PRINCIPAL                                        VALUE
-----------                                    ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              OIL AND GAS -- 3.27%
$ 5,000,000   Occidental Petroleum Corp.,
                10.125%, 09/15/09............  $  6,448,250
  4,000,000   Texaco Capital Inc., 9.75%,
                03/15/20.....................     5,378,136
                                               ------------
              TOTAL OIL AND GAS..............    11,826,386
                                               ------------
              PAPER AND FOREST PRODUCTS -- 2.41%
  8,000,000   Westvaco Corp., 10.125%,
                06/01/19.....................     8,699,592
                                               ------------
              PHARMACEUTICALS -- 0.28%
  1,000,000   Eli Lilly, 6.77%, 01/01/36.....     1,016,735
                                               ------------
              TELECOMMUNICATIONS -- 1.45%
  5,000,000   GTE South Inc., 7.50%,
                03/15/26.....................     5,249,045
                                               ------------
              TOBACCO -- 1.36%
  5,000,000   Universal Corp., 6.50%,
                02/15/06.....................     4,918,640
                                               ------------
              UTILITIES -- 8.11%
 10,000,000   Commonwealth Edison Company,
                8.125%, 01/15/07.............    10,195,490
  5,000,000   Commonwealth Edison Company,
                8.50%, 07/15/22..............     5,418,160
  5,000,000   Korea Electric Power Corp.,
                7.00%, 02/01/27..............     3,594,110
  5,000,000   Long Island Lighting Company,
                9.625%, 07/01/24.............     5,145,315
  5,000,000   Philadelphia Electric Company,
                5.375%, 08/15/98.............     4,982,604
                                               ------------
              TOTAL UTILITIES................    29,335,679
                                               ------------
              TOTAL CORPORATE BONDS & NOTES
                (Cost $256,534,290)..........   266,472,173
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.33%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 0.05%
    200,000   5.59%, 01/09/98................       199,752
                                               ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 0.28%
    500,000   5.62%, 01/07/98................       499,532
    100,000   5.59%, 01/08/98................        99,891
    400,000   5.75%, 01/27/98................       398,339
                                               ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
              ASSOCIATION....................       997,762
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $1,197,514)....................     1,197,514
                                               ------------

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                    ------------
              COMMERCIAL PAPER -- 7.57%
$   300,000   American Express Company,
                5.60%, 02/02/98..............  $    298,507
    400,000   Associates Corp., 5.71%,
                01/15/98.....................       399,111
  4,400,000   Bell Atlantic Financial
                Services, 6.00%, 01/21/98....     4,385,333
    300,000   Bellsouth Telecom Inc., 6.10%,
                01/13/98.....................       299,390
  1,400,000   CIT Group Holdings, 5.81%,
                01/16/98.....................     1,396,611
  2,000,000   Enterprise Funding Corp.,
                5.86%, 01/23/98..............     1,992,838
  6,300,000   General Electric Capital Corp.,
                5.58%, 01/13/98..............     6,288,282
  2,652,000   Houston Industries Finance,
                6.20%, 01/16/98..............     2,645,149
  3,000,000   Lehman Brothers Holdings Inc.,
                6.00%, 01/16/98..............     2,992,500
  1,100,000   Sears Roebuck & Company, 5.81%,
                01/09/98.....................     1,098,580
  2,300,000   Sears Roebuck & Company, 6.14%,
                01/09/98.....................     2,296,862
    700,000   Sears Roebuck & Company, 5.56%,
                01/12/98.....................       698,811
  2,600,000   Transamerica Corp., 5.70%,
                01/22/98.....................     2,591,355
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $27,383,329)...................    27,383,329
                                               ------------
              SHORT TERM CORPORATE NOTE -- 0.52%
  1,865,000   Capital One Funding Corp.,
                5.85%, 04/01/11 (Cost
                $1,865,000)..................     1,865,000
                                               ------------
     SHARES
-----------
              REGULATED INVESTMENT COMPANIES -- 0.38%
  1,388,365   Merrimac Cash Fund -- Premium
                Class (Cost $1,388,365)
                (b)..........................     1,388,365
                                               ------------

 PRINCIPAL                                        VALUE
-----------                                    ------------
              TIME DEPOSITS -- 0.17%
$   237,095   American Express Centurion
                Bank, 5.90%, 01/21/98 (b)....  $    237,095
    347,121   BankBoston, N.A., 6.85%,
                03/31/98 (b).................       347,121
     47,419   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98 (b).................        47,419
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $631,635)......................       631,635
                                               ------------
              TOTAL SECURITIES (Cost
              $347,542,910)..................   358,330,961
                                               ------------
              REPURCHASE AGREEMENT -- 0.03%
     97,709   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $97,741, 01/02/98
                (Collateralized by Federal
                National Mortgage
                Association, 8.50%, due
                10/01/09 with a value of
                $102,992) (Cost $97,709).....        97,709
                                               ------------
              Total Investments -- 99.11%
              (Cost $347,640,619)............   358,428,670
              Other assets less
                liabilities -- 0.89%.........     3,204,215
                                               ------------
              NET ASSETS -- 100.00%..........  $361,632,885
                                                ===========
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $347,640,619.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 12,851,517

    Gross unrealized depreciation..........    (2,063,466)
                                               ----------
    Net unrealized appreciation............  $ 10,788,051
                                               ==========

---------------

(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                   -------------
              COMMON STOCK -- 54.39%
              AEROSPACE -- 3.69%
    114,100   Boeing Company................  $   5,583,769
     42,000   Goodrich BF Company...........      1,740,375
     63,050   Northrop Grumman Corp.........      7,250,750
                                               ------------
              TOTAL AEROSPACE...............     14,574,894
                                               ------------
              AUTOMOBILES -- 2.17%
    141,250   General Motors Corp...........      8,563,281
                                               ------------
              BANKS -- 5.83%
     42,000   Banc One Corp.................      2,281,125
     60,050   Citicorp......................      7,592,572
    120,200   NationsBank Corp..............      7,309,662
     17,200   Wells Fargo & Company.........      5,838,325
                                               ------------
              TOTAL BANKS...................     23,021,684
                                               ------------
              CHEMICALS -- 4.52%
     54,000   Akzo N.V. (ADR)...............      4,691,279
    130,000   Du Pont (E.I.) De Nemours.....      7,808,125
    120,385   Rhone Poulenc SA (ADR)........      5,342,084
                                               ------------
              TOTAL CHEMICALS...............     17,841,488
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.59%
     80,300   First Data Corp...............      2,348,775
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.92%
     60,050   International Business
                Machines Corp...............      6,278,978
     65,500   LSI Logic, Inc.(c)............      1,293,625
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT.....................      7,572,603
                                               ------------
              DEFENSE -- 1.88%
      9,008   Raytheon Company, Class A.....        444,183
    138,100   Raytheon Company, Class B.....      6,974,050
                                               ------------
              TOTAL DEFENSE.................      7,418,233
                                               ------------
              FINANCE -- 1.37%
     51,000   Loews Corp....................      5,412,375
                                               ------------
              FOOD AND BEVERAGE -- 1.92%
    148,700   Archer Daniels Midland
                Company.....................      3,224,931
    115,250   Diageo PLC (ADR)(a)...........      4,365,094
                                               ------------
              TOTAL FOOD AND BEVERAGE.......      7,590,025
                                               ------------
              LEISURE AND
                RECREATION -- 1.02%
    205,700   Host Marriott Corp.(a)(c).....      4,036,863
                                               ------------
              MACHINERY -- 1.29%
     84,050   Case Corp. ...................      5,079,772
                                               ------------

                SHARES                            VALUE
              -----------                     ------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 5.61%
    135,525   Hasbro, Inc. (a)..............  $   4,269,038
    187,544   Peninsular & Oriental-SP
                (ADR)(a)....................      4,286,224
    129,250   Philips Electronics N.V.
                (ADR).......................      7,819,625
     96,050   Reynolds Metals Company(a)....      5,763,000
                                               ------------
              TOTAL MANUFACTURING...........     22,137,887
                                               ------------
              MEDIA -- 3.08%
    154,500   Dun & Bradstreet Corp. .......      4,779,844
    372,100   News Corp., Ltd. (ADR)(a)(c)..      7,395,487
                                               ------------
              TOTAL MEDIA...................     12,175,331
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.96%
     96,050   American Home Products
                Corp. ......................      7,347,825
      6,700   Baxter International,
                Inc.(c).....................        337,931
    120,400   Tenet Healthcare Corp.(c).....      3,988,250
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES......................     11,674,006
                                               ------------
              OIL AND GAS -- 4.12%
     64,200   Ashland, Inc. ................      3,446,737
     63,300   Elf Aquitaine (ADR)(a)........      3,710,962
    133,500   Union Pacific Resources Group,
                Inc.........................      3,237,375
    151,400   Unocal Corp. .................      5,876,213
                                               ------------
              TOTAL OIL AND GAS.............     16,271,287
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.32%
     41,300   Boise Cascade Corp. ..........      1,249,325
                                               ------------
              PHARMACEUTICALS -- 1.92%
    158,700   Hoechst AG (ADR)(c)...........      5,564,419
     61,000   IMC Global, Inc. .............      1,997,750
                                               ------------
              TOTAL PHARMACEUTICALS.........      7,562,169
                                               ------------
              RETAIL -- 1.17%
    107,450   Federated Department Stores,
                Inc.(c).....................      4,627,066
                                               ------------
              TELECOMMUNICATIONS -- 2.87%
     95,200   Motorola, Inc. ...............      5,432,350
    204,250   US West Media Group(a)(c).....      5,897,719
                                               ------------
              TOTAL TELECOMMUNICATIONS......     11,330,069
                                               ------------
              TOBACCO -- 2.35%
    204,300   Phillip Morris Companies,
                Inc. .......................      9,257,344
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                   ------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION -- 3.79%
     26,350   AMR Corp.(c)..................  $   3,385,975
     60,050   Burlington Northern Santa
                Fe..........................      5,580,897
    220,200   Canadian Pacific(a)...........      6,000,450
                                               ------------
              TOTAL TRANSPORTATION..........     14,967,322
                                               ------------
              TOTAL COMMON STOCK (Cost
              $200,271,113).................    214,711,799
                                               ------------
              REGULATED INVESTMENT COMPANY -- 4.43%
 17,500,000   Merrimac Cash Fund -- Premium
                Class (Cost
                $17,500,000)(b).............     17,500,000
                                               ------------

 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES -- 43.24%
              US TREASURY BOND -- 7.09%
$ 6,850,000   7.25%, 05/15/16...............      7,798,293
 18,050,000   7.875%, 11/15/04..............     20,176,507
                                               ------------
              TOTAL US TREASURY BOND........     27,974,800
                                               ------------
              US TREASURY NOTE -- 36.15%
 19,285,000   8.50%, 02/15/00(a)............     20,357,728
 31,480,000   7.50%, 05/15/02(a)............     33,614,722
 30,625,000   5.75%, 08/15/03(a)............     30,653,696
 17,150,000   6.50%, 05/15/05...............     17,878,875
 37,235,000   7.00%, 07/15/06(a)............     40,202,145
                                               ------------
              TOTAL US TREASURY NOTE........    142,707,166
                                               ------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $165,077,927)...........    170,681,966
                                               ------------
              TIME DEPOSITS -- 9.08%
 12,423,047   American Express Centurian
                Bank, 5.90%, 01/21/98(b)....     12,423,047
 21,245,797   BankBoston, N.A., 6.85%,
                03/31/98(b).................     21,245,797
  2,184,609   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b).................      2,184,609
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $35,853,453)..................     35,853,453
                                               ------------
              SHORT TERM CORPORATE NOTES -- 13.18%
 15,000,000   Bear Stearns and Company,
                Inc., 6.88%, 07/06/98(b)....     15,000,000
  7,013,229   First Union National Bank of
                North Carolina, 6.14%,
                05/02/98(b).................      7,013,229
 PRINCIPAL                                        VALUE
-----------                                   ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$13,000,000   JP Morgan Securities Inc.,
                6.875%, 04/23/98(b).........  $  13,000,000
 10,000,000   Morgan Stanley Dean Witter,
                6.85%, 07/07/98(b)..........     10,000,000
  7,000,000   Republic New York Securities
                Corp., 6.90%, 04/13/98(b)...      7,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $52,013,229)......     52,013,229
                                               ------------
              TOTAL SECURITIES (Cost
              $470,715,722).................    490,760,447
                                               ------------
              REPURCHASE
                AGREEMENTS -- 12.29%
  5,450,534   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $5,452,320,
                01/02/98 (Collateralized by
                Government National Mortgage
                Association Adjustable Rate
                Mortgage obligation, 7.00%,
                due 08/20/23, with a value
                of $5,723,404)(b)...........      5,450,534
 20,000,000   With Goldman Sachs & Company
                dated 12/31/97, 6.85%,
                repurchase proceeds at
                maturity $20,003,806,
                01/02/98, (Collateralized by
                Bat Capital Corp., 6.875%,
                due 04/15/03, with a value
                of $750,366, BT Capital
                Trust, 7.90%, due 01/15/27,
                with a value of $2,774,664,
                Cigna Corp. 7.65%, due
                03/01/23, with a value of
                $341,872, Ensco
                International Inc., 7.20%,
                due 11/15/27, with a value
                of $185,073, GTE South Inc,
                7.25%, due 08/01/02, with a
                value of $2,170,365,
                Nationsbank Capital Trust
                III, 6.30%, due 09/15/27,
                with a value of $106,332,
                WMC Finance 6.50%, due
                11/15/03, with a value of
                $14,743,572)(b).............     20,000,000

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                   -------------
              REPURCHASE AGREEMENTS (CONTINUED)
$23,073,750   With Morgan Stanley Dean
                Witter dated 12/31/97,
                6.85%, repurchase proceeds
                at maturity $23,082,531,
                01/02/98, (Collateralized by
                Dean Witter Discovery & Co.,
                6.25%, due 03/01/00, with a
                value of $9,593,182,
                Citizens Utilities Company,
                7.00%, due 11/01/25 with a
                value of $2,784,464, and
                Bellsouth Capital Funding
                Corp., 7.12%, due 07/15/46,
                with a value of
                $12,697,476)(b).............  $  23,073,750
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $48,524,284)............     48,524,284
                                               ------------
              Total Investments -- 136.61%
              (Cost $519,240,006)...........    539,284,731
              Other assets less
              liabilities -- (36.61)%.......   (144,514,818)
                                               ------------
              NET ASSETS -- 100.00%.........  $ 394,769,913
                                               ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $519,355,406.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........   $ 24,217,004
    Gross unrealized depreciation..........     (4,287,679)
                                                ----------
    Net unrealized appreciation............   $ 19,929,325
                                               ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan
(c) Non-income producing security
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                         VALUE
-----------                                  --------------
              COMMON STOCK -- 91.63%
              AEROSPACE -- 3.11%
    120,000   Northrop Grumman Corp. ......  $   13,800,000
    220,000   Textron, Inc. ...............      13,750,010
    140,000   United Technologies .........      10,193,750
                                               ------------
              TOTAL AEROSPACE..............      37,743,760
                                               ------------
              AUTOMOBILES -- 1.60%
    200,000   Ford Motor Company ..........       9,737,500
    160,000   General Motors Corp. ........       9,700,000
                                               ------------
              TOTAL AUTOMOBILES............      19,437,500
                                               ------------
              BANKS -- 11.52%
    220,000   Bank of New York.............      12,718,750
    220,000   BankAmerica Corp. ...........      16,060,000
    160,000   BankBoston Corp. ............      15,030,000
     90,000   Bankers Trust New York
                Corp. .....................      10,119,375
    110,000   Chase Manhattan Corp. .......      12,045,000
    270,000   First Union Corp. ...........      13,837,500
     70,000   Fleet Financial Group,
                Inc.(c)....................       5,245,625
    310,000   H. F. Ahmanson & Company.....      20,750,625
    160,000   Mellon Bank Corp. ...........       9,700,000
    180,000   NationsBank Corp. ...........      10,946,250
     40,000   Wells Fargo & Company........      13,577,500
                                               ------------
              TOTAL BANKS..................     140,030,625
                                               ------------
              CHEMICALS -- 3.35%
    300,000   Du Pont (E.I.) de
                Nemours(a).................      18,018,750
    260,000   Monsanto Company.............      10,920,000
    250,000   Olin Corp.(a)................      11,718,750
                                               ------------
              TOTAL CHEMICALS..............      40,657,500
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 5.00%
    250,000   General Signal(a)............      10,546,875
    300,000   Harris Corp., Inc.(a)........      13,762,500
    200,000   Pitney Bowes, Inc. ..........      17,987,500
    250,000   Xerox Corp. .................      18,453,125
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      60,750,000
                                               ------------
              CONSUMER GOODS AND SERVICES -- 7.87%
    210,000   Avon Products, Inc. .........      12,888,750
    160,000   Colgate-Palmolive Company....      11,760,000
    300,000   Dana Corp. ..................      14,250,000
    100,000   Eastman Kodak Company........       6,081,250
    190,000   Fortune Brands, Inc. ........       7,041,875
    520,000   General Electric Company.....      38,155,000
    110,000   Kimberly-Clark Corp.(c)......       5,424,375
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      95,601,250
                                               ------------

  SHARES                                         VALUE
-----------                                   ------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 4.40%
    330,000   AMP, Inc. ...................  $   13,860,000
    150,000   Eaton Corp. .................      13,387,500
    280,000   Emerson Electric.............      15,802,500
    220,000   Thomas & Betts Corp. ........      10,395,000
                                               ------------
              TOTAL ELECTRONICS............      53,445,000
                                               ------------
              FINANCE -- 2.59%
    250,000   Federal National Mortgage
                Association................      14,265,625
    270,000   Washington Mutual, Inc. .....      17,229,375
                                               ------------
              TOTAL FINANCE................      31,495,000
                                               ------------
              FOOD AND BEVERAGE -- 0.61%
     60,000   General Mills, Inc.(c).......       4,297,500
     60,000   Quaker Oats Company..........       3,165,000
                                               ------------
              TOTAL FOOD AND BEVERAGE......       7,462,500
                                               ------------
              INDUSTRIAL -- 1.33%
    140,000   Carpenter Technology.........       6,728,750
    220,000   Harsco Corp. ................       9,487,500
                                               ------------
              TOTAL INDUSTRIAL.............      16,216,250
                                               ------------
              INSURANCE -- 3.65%
     90,000   CIGNA Corp. .................      15,575,625
    200,000   Lincoln National Corp. ......      15,625,000
    160,000   St. Paul Companies...........      13,130,000
                                               ------------
              TOTAL INSURANCE..............      44,330,625
                                               ------------
              MACHINERY -- 0.89%
    220,000   Cooper Industries, Inc. .....      10,780,000
                                               ------------
              MANUFACTURING -- 0.68%
    100,000   Minnesota Mining &
                Manufacturing..............       8,206,250
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.91%
    220,000   Baxter International,
                Inc.(a)....................      11,096,250
                                               ------------
              METALS AND MINING -- 1.72%
    170,000   Freeport McMoran Copper &
                Gold -- Class A............       2,603,125
    110,000   Reynolds Metals Company......       6,600,000
    340,000   Timken Company...............      11,687,500
                                               ------------
              TOTAL METALS AND MINING......      20,890,625
                                               ------------
              OIL AND GAS -- 11.88%
    100,000   Amoco Corp. .................       8,512,500
    100,000   Atlantic Richfield Company...       8,012,500
    111,106   British Petroleum PLC(a)
                (ADR)......................       8,853,759
    110,000   Chevron Corp. ...............       8,470,000

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                         VALUE
-----------                                   ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    200,000   Consolidated Natural Gas.....  $   12,100,000
    350,000   Dresser Industries, Inc. ....      14,678,125
    200,000   El Paso Natural Gas
                Company....................      13,300,000
    190,000   Exxon Corp. .................      11,625,625
     40,000   MCN Energy Group, Inc. ......       1,615,000
    120,000   Mobil Corp. .................       8,662,500
    180,000   Questar Corp. ...............       8,032,500
    210,000   Royal Dutch Petroleum........      11,379,375
    170,000   Texaco, Inc.  ...............       9,243,750
    700,000   Williams Companies,
                Inc.(a)....................      19,862,500
                                               ------------
              TOTAL OIL AND GAS............     144,348,134
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.97%
     60,000   Georgia-Pacific Group(a).....       3,645,000
     60,000   Georgia-Pacific Timber
                Group(c)...................       1,361,250
    130,000   International Paper
                Company(a).................       5,606,250
    130,000   Union Camp Corp. ............       6,979,375
    130,000   Weyerhaeuser Company.........       6,378,125
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.....................      23,970,000
                                               ------------
              PHARMACEUTICALS -- 7.52%
    190,000   American Home Products
                Corp. .....................      14,535,000
    140,000   Bristol-Myers Squibb
                Company....................      13,247,500
    200,000   Eli Lilly & Company..........      13,925,000
    100,000   Merck & Company, Inc. .......      10,625,000
    160,000   Schering-Plough Corp. .......       9,940,000
    300,000   SmithKline Beecham PLC
                (ADR)......................      15,431,250
    110,000   Warner-Lambert Company.......      13,640,000
                                               ------------
              TOTAL PHARMACEUTICALS........      91,343,750
                                               ------------
              PUBLISHING -- 1.34%
    220,000   McGraw-Hill Companies,
                Inc. ......................      16,280,000
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 3.41%
    110,000   Bay Apartment Communities....       4,290,000
    160,000   Crescent Real Estate Equity
                Company....................       6,300,000
    100,000   Developers Diversified Realty
                Corp. .....................       3,825,000
    100,000   Equity Office Properties.....       3,156,250
     80,000   Equity Residential
                Properties.................       4,045,000
    115,000   FelCor Suite Hotels, Inc. ...       4,082,500
    200,000   Health Care Property
                Investment, Inc. ..........       7,562,500

  SHARES                                         VALUE
-----------                                   ------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
    125,000   Irvine Apartment
                Communities................  $    3,976,562
    142,000   Public Storage, Inc.(a)......       4,171,250
                                               ------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      41,409,062
                                               ------------
              RETAIL -- 1.06%
     70,000   J.C. Penney Company, Inc.
                 ..........................       4,221,875
    190,000   Sears Roebuck................       8,597,500
                                               ------------
              TOTAL RETAIL.................      12,819,375
                                               ------------
              TELECOMMUNICATIONS -- 10.37%
    200,000   Ameritech Corp.(a)...........      16,100,000
    250,000   AT & T Corp..................      15,312,500
    250,000   Bell Atlantic Corp. .........      22,750,000
    240,000   Bellsouth Corp.  ............      13,515,000
    310,000   Frontier Corp................       7,459,375
    220,000   GTE Corp. ...................      11,495,000
    250,000   SBC Communications, Inc.  ...      18,312,500
    220,000   Sprint Corp. ................      12,897,500
    180,000   US West, Inc.  ..............       8,122,500
                                               ------------
              TOTAL TELECOMMUNICATIONS.....     125,964,375
                                               ------------
              TOBACCO -- 1.34%
    160,000   Gallaher Group PLC(ADR)......       3,420,000
    285,000   Philip Morris Companies,
                Inc. ......................      12,914,063
                                               ------------
              TOTAL TOBACCO................      16,334,063
                                               ------------
              TRANSPORTATION -- 1.32%
    320,000   Norfolk Southern Corp. ......       9,860,000
    100,000   Union Pacific Corp. .........       6,243,750
                                               ------------
              TOTAL TRANSPORTATION.........      16,103,750
                                               ------------
              UTILITIES: ELECTRIC -- 2.19%
    190,000   American Electric Power,
                Inc.(a)....................       9,808,750
    160,000   Carolina Power & Light.......       6,790,000
    170,000   FPL Group, Inc. .............      10,061,875
                                               ------------
              TOTAL UTILITIES: ELECTRIC....      26,660,625
                                               ------------
              TOTAL COMMON STOCK
              (Cost $738,064,249)..........   1,113,376,269
                                               ------------
              PREFERRED STOCK -- 0.56%
     95,000   Aetna Inc., 6.25%,
                (Cost $8,159,640)(a).......       6,792,500
                                               ------------
              REGULATED INVESTMENT COMPANY -- 0.99%
 12,055,500   Merrimac Cash Fund -- Premium
                Class
                (Cost $12,055,500)(b)......      12,055,500
                                               ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                       VALUE
-----------                                   ------------
              COMMERCIAL PAPER -- 7.51%
$ 1,200,000   American Express Company,
                5.60%, 02/02/98............  $    1,194,027
  1,400,000   Associates Corp. of North
                America, 5.52%, 01/12/98...       1,397,639
  1,000,000   Avco Financial Services,
                5.78%, 03/09/98............         989,242
  2,800,000   Barclays PLC, 5.57%,
                01/09/98...................       2,796,534
  2,000,000   Bell Atlantic Corp., 5.76%,
                01/15/98...................       1,995,520
  6,700,000   Bell Atlantic Financial
                Services, 6.00%,
                01/21/98...................       6,677,667
  5,700,000   British Columbia, Province,
                5.68%, 02/12/98............       5,662,228
  3,800,000   Conagra, Inc, 6.15%,
                01/02/98...................       3,799,351
  2,250,000   General Electric Capital
                Company, 5.53%, 01/22/98...       2,242,743
  1,415,000   General Motors Acceptance
                Corp., 5.63%, 01/07/98.....       1,413,672
    400,000   General Motors Acceptance
                Corp., 5.55%, 01/20/98.....         398,829
  2,500,000   Houston Industries Finance,
                6.20%, 01/16/98............       2,493,542
  2,886,000   John Hancock Mutual Life
                Insurance, 5.63%,
                01/14/98...................       2,880,133
  2,300,000   Lehman Brothers Holdings,
                6.05%, 01/12/98............       2,295,748
  7,000,000   Lehman Brothers Holdings,
                6.00%, 01/16/98............       6,982,500
  1,300,000   Lehman Brothers Holdings,
                6.20%, 01/30/98............       1,293,507
  2,500,000   Mellon Bank Corp., 5.65%,
                02/20/98...................       2,480,382
  3,700,000   Merrill Lynch and Company,
                Inc., 5.63%, 01/16/98......       3,691,320
  2,900,000   National Rural Utilities,
                5.76%, 01/21/98............       2,890,720
  1,700,000   National Rural Utilities,
                5.55%, 02/05/98............       1,690,827
  4,000,000   Paccar Financial, 5.56%,
                01/12/98...................       3,993,205
  1,400,000   Prudential Funding Corp.,
                5.62%, 01/06/98............       1,398,907
  6,700,000   Prudential Funding Corp.,
                5.59%, 01/07/98............       6,693,758
  3,000,000   Sears Roebuck & Company,
                6.14%, 01/09/98............       2,995,907
 PRINCIPAL                                       VALUE
-----------                                   ------------
              COMMERCIAL PAPER (CONTINUED)
$   900,000   Sears Roebuck & Company,
                5.56%, 01/12/98............  $      898,471
  9,300,000   Texaco, Inc., 6.07%,
                01/08/98...................       9,289,023
 10,000,000   Union Bancal Corp., 5.78%,
                01/12/98...................       9,982,339
    700,000   Xerox Corp., 5.73%,
                01/09/98...................         699,109
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $91,216,850)...........      91,216,850
                                               ------------
              TIME DEPOSITS -- 3.35%
 13,698,875   American Express Centurion
                Bank, 5.90%, 01/21/98(b)...      13,698,875
 23,828,381   BankBoston, N.A., 6.85%,
                03/31/98(b)................      23,828,381
  3,157,944   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b)................       3,157,944
                                               ------------
              TOTAL TIME DEPOSITS
              (Cost $40,685,200)...........      40,685,200
                                               ------------
              SHORT TERM CORPORATE NOTES -- 0.99%
 10,000,000   Bear Stearns and Company
                Inc., 6.88%, 07/06/98(b)...      10,000,000
  2,000,000   JP Morgan Securities, Inc,
                6.875%, 04/23/98(b)........       2,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $12,000,000).....      12,000,000
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.15%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 0.04%
    400,000   Federal Home Loan Mortgage
                Corp., 5.65%, 01/08/98.....         399,560
    100,000   Federal Home Loan Mortgage
                Corp., 5.59%, 01/09/98.....          99,876
                                               ------------
              TOTAL FEDERAL HOME LOAN
              MORTGAGE CORP................         499,436
                                               ------------
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 0.11%
  1,400,000   Federal National Mortgage
                Association, 5.75%,
                01/27/98...................       1,394,186
                                               ------------
              TOTAL SHORT TERM US
              GOVERNMENT AGENCY SECURITIES
              (Cost $1,893,622)............       1,893,622
                                               ------------
              TOTAL SECURITIES
              (Cost $904,075,061)..........   1,278,019,941
                                               ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                       VALUE
-----------                                  --------------
              REPURCHASE AGREEMENT -- 0.00%
$    32,140   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $32,151, 01/02/98
                (Collateralized by Federal
                Home Loan Mortgage Corp.,
                Series 1625, Class FL,
                Floating Rate, 5.30%, due
                12/15/08, with a value of
                $33,747)
                (Cost $32,140).............  $       32,140
                                             --------------
              Total Investments -- 105.18%
              (Cost $904,107,201)..........   1,278,052,081
                                             --------------
              Other assets less
              liabilities -- (5.18)%.......     (62,980,912)
                                             --------------
              NET ASSETS -- 100.00%........  $1,215,071,169
                                              =============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $905,958,654.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $379,724,460
    Gross unrealized depreciation..........    (7,631,033)
                                              -----------
    Net unrealized appreciation............  $372,093,427
                                              ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan
(c) Non-income producing security
(ADR) -- American Depository Receipts

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

 SHARES                                           VALUE
---------                                      ------------
            COMMON STOCK -- 95.79%
            AEROSPACE -- 4.34%
   70,600   Boeing Company...................  $  3,454,987
   45,300   Lockheed Martin Corp.(a).........     4,462,050
   43,600   Rockwell International Corp......     2,278,100
                                               ------------
            TOTAL AEROSPACE..................    10,195,137
                                               ------------
            AUTOMOBILES -- 1.96%
  130,600   Chrysler Corp....................     4,595,488
                                               ------------
            BANKS -- 2.61%
   29,400   Chase Manhattan Corp.............     3,219,300
   48,100   NationsBank Corp.(c).............     2,925,081
                                               ------------
            TOTAL BANKS......................     6,144,381
                                               ------------
            CHEMICALS -- 5.68%
   48,200   Du Pont (E.I.) de Nemours........     2,895,012
   26,400   Hercules, Inc....................     1,321,650
   72,100   PPG Industries, Inc..............     4,118,712
  111,200   Praxair, Inc.....................     5,004,000
                                               ------------
            TOTAL CHEMICALS..................    13,339,374
                                               ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 8.26%
   57,200   Hewlett-Packard Company..........     3,575,000
   70,800   International Business
              Machines.......................     7,403,025
   93,200   Seagate Technology, Inc.(c)......     1,794,100
   66,600   Sun Microsystems, Inc.(c)........     2,655,675
   53,800   Xerox Corp.......................     3,971,113
                                               ------------
            TOTAL COMPUTERS AND OFFICE
            EQUIPMENT........................    19,398,913
                                               ------------
            CONSTRUCTION -- 1.52%
   17,600   Lowe's Companies, Inc............       839,300
   53,500   Masco Corp.......................     2,721,813
                                               ------------
            TOTAL CONSTRUCTION...............     3,561,113
                                               ------------
            CONSUMER GOODS AND SERVICES -- 1.46%
   69,400   Kimberly-Clark Corp..............     3,422,287
                                               ------------
            DEFENSE -- 1.07%
      700   Raytheon Company -- Class A(c)...        34,563
   49,800   Raytheon Company -- Class B(a)...     2,514,900
                                               ------------
            TOTAL DEFENSE....................     2,549,463
                                               ------------
            ELECTRONICS -- 2.46%
   48,400   AMP, Inc.........................     2,032,800
   66,200   Emerson Electric.................     3,736,163
                                               ------------
            TOTAL ELECTRONICS................     5,768,963
                                               ------------
            FINANCE -- 0.97%
   42,100   American General Corp............     2,276,031
                                               ------------
            FOOD AND BEVERAGE -- 3.76%
  101,600   Anheuser Busch Companies, Inc....     4,470,400
  201,044   Archer Daniels Midland...........     4,360,142
                                               ------------
            TOTAL FOOD AND BEVERAGE..........     8,830,542
                                               ------------

 SHARES                                           VALUE
---------                                      ------------
            COMMON STOCK (CONTINUED)
            INSURANCE -- 11.21%
   62,100   Aetna, Inc.......................  $  4,381,931
   42,900   Allstate Corp....................     3,898,537
   61,200   Chubb Corp.......................     4,628,250
   28,600   CIGNA Corp.......................     4,949,588
   23,100   General Re Corp..................     4,897,200
   25,000   Loews Corp.......................     2,653,125
   17,800   UNUM Corp........................       967,875
                                               ------------
            TOTAL INSURANCE..................    26,376,506
                                               ------------
            MEDIA -- 1.45%
   82,000   Viacom, Inc. Class B(c)..........     3,397,875
                                               ------------
            MEDICAL AND OTHER HEALTH SERVICES -- 2.20%
   37,800   Baxter International, Inc........     1,906,538
   52,000   Columbia/HCA Healthcare Corp.....     1,540,500
   83,300   Humana, Inc.(c)..................     1,728,475
                                               ------------
            TOTAL MEDICAL AND OTHER HEATH
            SERVICES.........................     5,175,513
                                               ------------
            MACHINERY -- 1.80%
   45,100   Crown Cork & Seal, Inc...........     2,260,637
   33,800   Deere & Company..................     1,970,963
                                               ------------
            TOTAL MACHINERY..................     4,231,600
                                               ------------
            METALS AND MINING -- 2.19%
   35,600   Aluminum Company of America......     2,505,350
   89,700   Newmont Mining...................     2,634,937
                                               ------------
            TOTAL METALS AND MINING..........     5,140,287
                                               ------------
            OIL AND GAS -- 11.83%
   51,300   Amerada Hess Corp.(a)............     2,815,088
   24,500   Amoco Corp.......................     2,085,562
   24,300   Atlantic Richfield Company.......     1,947,037
    7,600   Baker Hughes, Inc................       331,550
   41,000   Burlington Resources, Inc........     1,837,313
   21,900   Dresser Industries, Inc..........       918,431
   89,000   Enron Corp.......................     3,699,063
  140,200   Occidental Petroleum.............     4,109,613
   43,900   Tenneco, Inc.....................     1,734,050
   29,500   Texaco, Inc......................     1,604,062
   90,200   Union Pacific Resources
              Group(a).......................     2,187,350
  116,900   Unocal Corp......................     4,537,181
                                               ------------
            TOTAL OIL AND GAS................    27,806,300
                                               ------------
            PAPER AND FOREST
              PRODUCTS -- 3.28%
   48,900   Champion International...........     2,215,781
   97,500   Fort James Corp..................     3,729,375
   17,800   International Paper Company......       767,625
   20,200   Weyerhauser Company(c)...........       991,063
                                               ------------
            TOTAL PAPER AND FOREST
              PRODUCTS.......................     7,703,844
                                               ------------

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1997

 SHARES                                           VALUE
---------                                      ------------
            COMMON STOCK (CONTINUED)
            PHARMACEUTICALS -- 2.72%
   26,000   Abbott Laboratories..............  $  1,704,625
   61,200   American Home Products Corp......     4,681,800
                                               ------------
            TOTAL PHARMACEUTICALS............     6,386,425
                                               ------------
            PUBLISHING -- 0.44%
   16,700   Gannett Company, Inc.............     1,032,269
                                               ------------
            RESTAURANTS -- 1.45%
   71,200   McDonald's Corporation...........     3,399,800
                                               ------------
            RETAIL -- 7.05%
   56,700   American Stores Company..........     1,165,894
   70,800   Dillards, Inc. Class A...........     2,495,700
  127,200   F.W. Woolworth Company(c)........     2,591,700
   68,700   Federated Department Stores(c)...     2,958,394
   39,700   May Department Stores............     2,091,694
  116,200   Sears Roebuck....................     5,258,050
                                               ------------
            TOTAL RETAIL.....................    16,561,432
                                               ------------
            SEMICONDUCTORS -- 0.87%
   78,900   National Semiconductor
              Corp.(c).......................     2,046,469
                                               ------------
            TELECOMMUNICATIONS -- 4.48%
   25,785   Bell Atlantic Corp...............     2,346,435
   91,000   GTE Corp.........................     4,754,750
   17,300   SBC Communications, Inc..........     1,267,225
   54,147   Tele-Communications, Inc. Series
              A (c)..........................     1,512,732
   22,300   US West Media Group(a)(c)........       643,911
                                               ------------
            TOTAL TELECOMMUNICATIONS.........    10,525,053
                                               ------------
            TIRE AND RUBBER -- 0.99%
   36,500   Goodyear Tire & Rubber Company...     2,322,313
                                               ------------
            TRANSPORTATION -- 6.32%
  137,100   Allied Signal, Inc...............     5,338,331
   34,000   Burlington Northern Santa Fe.....     3,159,875
   88,800   CSX Corp.........................     4,795,200
   25,000   Union Pacific Corp...............     1,560,937
                                               ------------
            TOTAL TRANSPORTATION.............    14,854,343
                                               ------------
            UTILITIES: ELECTRIC -- 3.42%
   15,800   Consolidated Edison of N.Y.......       647,800
   66,300   Pacificorp.......................     1,810,819
   52,900   Southern Company.................     1,368,788
  101,300   Texas Utilities Company..........     4,210,281
                                               ------------
            TOTAL UTILITIES: ELECTRIC........     8,037,688
                                               ------------
            TOTAL COMMON STOCK
            (Cost $219,425,083)..............   225,079,409
                                               ------------

 SHARES                                           VALUE
---------                                      ------------
            REGULATED INVESTMENT COMPANY -- 2.68%
6,300,000   Merrimac Cash Fund -- Premium
              Class (Cost $6,300,000)(b).....  $  6,300,000
                                               ------------
PRINCIPAL
---------
            TIME DEPOSITS -- 0.52%
$ 884,284   American Express Centurion Bank,
              5.90%, 1/21/98(b)..............       884,284
  185,352   BankBoston, N.A., 6.85%,
              3/31/98(b).....................       185,352
  164,264   First Union National Bank of
              North Carolina, 6.125%,
              1/2/98(b)......................       164,264
                                               ------------
            TOTAL TIME DEPOSITS
            (Cost $1,233,900)................     1,233,900
                                               ------------
            TOTAL SECURITIES
            (Cost $226,958,983)..............   232,613,309
                                               ------------
            REPURCHASE AGREEMENT -- 3.94%
9,250,647   With Investors Bank & Trust dated
              12/31/97, 5.90%, repurchase
              proceeds at maturity
              $9,253,679, 01/02/98
              (Collateralized by various
              Government National Mortgage
              Association obligations,
              7.00% -- 7.50%, due 12/20/10 to
              02/20/26, with a total value of
              $9,713,349) (Cost
              $9,250,647)....................     9,250,647
                                               ------------
            Total Investments -- 102.93%
            (Cost $236,209,630)..............   241,863,956
            Other assets less
            liabilities -- (2.93)%...........    (6,880,241)
                                               ------------
            NET ASSETS -- 100.00%............  $234,983,715
                                               ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $237,026,930.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 12,846,032
    Gross unrealized depreciation..........    (8,009,006)
                                              -----------
    Net unrealized appreciation              $  4,837,026
                                              ===========

---------------
(a) All or part of the security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 99.33%
              ADVERTISING -- 0.91%
     68,900   Interpublic Group, Inc. .......  $  3,432,081
                                               ------------
              AEROSPACE -- 1.36%
     82,100   Textron, Inc. .................     5,131,250
                                               ------------
              APPAREL -- 3.51%
    141,200   CVS Corp. .....................     9,045,625
     38,900   Jones Apparel Group, Inc.(c)...     1,672,700
     59,700   Liz Claiborne..................     2,496,206
                                               ------------
              TOTAL APPAREL..................    13,214,531
                                               ------------
              BANKS -- 7.35%
     16,700   Associates First Capital
                Corp.(c).....................     1,187,787
    123,900   BankAmerica Corp. .............     9,044,700
     44,700   Comerica, Inc. ................     4,034,175
     15,900   Fifth Third Bancorp............     1,299,825
     68,200   First Chicago NBD(a)(c)........     5,694,700
    208,400   MBNA Corp. ....................     5,691,925
      1,200   Southtrust Corp.(c) ...........        76,125
      9,000   Suntrust Banks, Inc. ..........       642,375
                                               ------------
              TOTAL BANKS....................    27,671,612
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 9.89%
     72,300   BMC Software, Inc.(c)..........     4,744,688
    115,900   Computer Associates
                International, Inc.(a).......     6,128,212
     82,300   Compuware Corp.(c).............     2,633,600
    116,400   HBO & Company..................     5,587,200
     72,400   Microsoft Corp.(c).............     9,357,700
     60,100   Parametric Technology
                Corp.(c).....................     2,847,237
    150,200   Peoplesoft(a)(c)...............     5,857,800
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    37,156,437
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.12%
     74,800   Compaq Computer................     4,221,525
     69,500   CompUSA, Inc.(c)...............     2,154,500
     39,100   Dell Computer Corp.(c).........     3,284,400
    139,700   EMC Corp.(c)...................     3,833,019
     22,300   Pitney Bowes, Inc.(c)..........     2,005,606
                                               ------------
              TOTAL COMPUTER AND OFFICE
              EQUIPMENT......................    15,499,050
                                               ------------
              CONSUMER GOODS AND SERVICES -- 9.11%
    115,900   Cendant Corp.(c)...............     3,984,063
     62,600   Clorox Company.................     4,949,313
     59,700   Colgate-Palmolive Company......     4,387,950

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
    174,300   General Electric Company.......  $ 12,789,263
    102,400   Proctor & Gamble Company(a)....     8,172,800
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    34,283,389
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.96%
     91,600   USA Waste Services,
                Inc.(a)(c)...................     3,595,300
                                               ------------
              FINANCE -- 4.33%
     99,600   American Express Company.......     8,889,300
     38,000   Franklin Resources, Inc. ......     3,303,625
     69,100   Morgan Stanley Dean Witter.....     4,085,538
                                               ------------
              TOTAL FINANCE..................    16,278,463
                                               ------------
              FOOD AND BEVERAGE -- 4.40%
     52,200   Campbell Soup Company..........     3,034,125
    138,800   Coca-Cola Enterprises,
                Inc.(a)......................     4,936,075
     80,800   Conagra, Inc. .................     2,651,250
     42,200   Safeway, Inc.(c)...............     2,669,150
     57,800   Sara Lee Corp. ................     3,254,863
                                               ------------
              TOTAL FOOD AND BEVERAGE........    16,545,463
                                               ------------
              INSURANCE -- 6.71%
     52,000   American International
                Group(a).....................     5,655,000
     97,700   Conseco, Inc. .................     4,439,244
    162,997   Travelers, Inc. ...............     8,781,463
     99,700   Washington Mutual, Inc. .......     6,362,106
                                               ------------
              TOTAL INSURANCE................    25,237,813
                                               ------------
              LEISURE AND RECREATION -- 2.49%
     74,200   Carnival Corp. Class A.........     4,108,825
     76,100   Marriott International,
                Inc. ........................     5,269,925
                                               ------------
              TOTAL LEISURE AND RECREATION...     9,378,750
                                               ------------
              MACHINERY -- 0.91%
     84,700   Ingersoll-Rand Company.........     3,430,350
                                               ------------
              MANUFACTURING -- 3.16%
     70,400   Masco Corp. ...................     3,581,600
    184,100   Tyco International LTD.........     8,296,006
                                               ------------
              TOTAL MANUFACTURING............    11,877,606
              MEDIA -- 3.77%
    169,900   CBS Corp. .....................     5,001,431
    148,300   Gannett Company, Inc. .........     9,166,794
                                               ------------
              TOTAL MEDIA....................    14,168,225
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 2.56%
     43,000   Cardinal Health, Inc. .........  $  3,230,375
    165,600   Healthsouth Corp.(a)(c)........     4,595,400
     46,900   Quintiles Transnational
                Corp.(c).....................     1,793,925
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     9,619,700
              OIL AND GAS -- 6.05%
     91,500   Exxon Corp. ...................     5,598,656
    135,500   Halliburton Company............     7,037,531
     44,200   Mobil Corp. ...................     3,190,688
     86,200   Schlumberger Ltd. .............     6,939,100
                                               ------------
              TOTAL OIL AND GAS..............    22,765,975
                                               ------------
              PHARMACEUTICALS -- 11.03%
     91,300   Bristol-Myers Squibb Company...     8,639,263
     59,500   Eli Lilly & Company............     4,142,688
     55,300   Merck & Company, Inc. .........     5,875,625
    119,600   Pfizer, Inc. ..................     8,917,675
     94,000   Schering-Plough Corp. .........     5,839,750
     65,300   Warner Lambert Company.........     8,097,200
                                               ------------
              TOTAL PHARMACEUTICALS..........    41,512,201
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 0.45%
     29,500   Starwood Lodging Trust(a)......     1,707,313
                                               ------------
              RETAIL -- 9.28%
     82,900   Consolidated Stores Corp.(c)...     3,642,419
    130,100   Costco Companies, Inc.(c)......     5,805,712
     67,900   Dayton-Hudson Corp. ...........     4,583,250
     36,900   Estee Lauder Companies Class
                A............................     1,898,044
     49,400   Home Depot, Inc. ..............     2,908,425
    115,300   TJX Companies, Inc. ...........     3,963,437
    203,300   Wal-Mart Stores, Inc. .........     8,017,644
    131,200   Walgreen Company...............     4,116,400
                                               ------------
              TOTAL RETAIL...................    34,935,331
                                               ------------
              TELECOMMUNICATIONS -- 6.23%
     52,300   Ericsson L M Telephone
                (ADR)(c).....................     1,951,444
     50,100   Lucent Technologies............     4,001,737
     50,600   SBC Communications, Inc.(c)....     3,706,450
    124,700   Sprint Corp. ..................     7,310,537
    106,500   Tele-Communications TCI
                Ventures Group(c)............     3,015,280
     65,700   Tellabs, Inc.(a)(c)............     3,473,888
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    23,459,336
                                               ------------

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS -- 0.75%
     62,900   Texas Instruments..............  $  2,830,500
                                               ------------
              TOTAL COMMON STOCK (Cost
              $304,976,073)..................   373,730,676
              REGULATED INVESTMENT COMPANIES -- 0.50%
  1,900,000   Merrimac Cash Fund -- Premium
                Class (Cost $1,900,000)(b)...     1,900,000
                                               ------------
 PRINCIPAL
-----------
              COMMERCIAL PAPER -- 2.13%
$ 8,000,000   Republic New York Securities
                Corp., 6.90%, 04/13/98 (Cost
                $8,000,000)(b)...............     8,000,000
                                               ------------
              TIME DEPOSITS -- 5.21%
  3,465,233   American Express Centurion
                Bank, 5.90%, 01/21/98(b).....     3,465,233
    693,047   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b)..................       693,047
 15,464,720   BankBoston, N.A., 6.85%,
                03/31/98(b)..................    15,464,720
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $19,623,000)...................    19,623,000
                                               ------------
              TOTAL SECURITIES (Cost
              $334,499,073)..................   403,253,676
                                               ------------
              REPURCHASE AGREEMENT -- 1.59%
  5,974,470   With Investors Bank & Trust,
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $5,976,427, 01/02/98
                (Collateralized by Government
                National Mortgage
                Association, 7.00%, due
                01/20/23 with a value of
                $6,273,514) (Cost
                $5,974,470)..................     5,974,470
                                               ------------
              Total Investments -- 108.76%
              (Cost $340,473,543)............   409,228,146
              Other assets less
              liabilities -- (8.76)%.........   (32,967,738)
                                               ------------
              NET ASSETS -- 100.00%..........  $376,260,408
                                                ===========

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1997

The aggregate cost of investments for federal income tax
purposes at December 31, 1997, is $340,575,121.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 70,366,212
    Gross unrealized depreciation..........    (1,713,187)
    Net unrealized appreciation............  $ 68,653,025

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) American Depository Receipt

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 95.16%
              AEROSPACE -- 0.99%
     83,600   Sundstrand Corp. ..............  $  4,211,350
                                               ------------
              BANKS -- 6.26%
    106,000   BankAmerica Corp. .............     7,738,000
     67,200   Citicorp.......................     8,496,600
    172,200   Nationsbank Corp. .............    10,471,912
                                               ------------
              TOTAL BANKS....................    26,706,512
                                               ------------
              CHEMICALS -- 5.01%
    161,900   Imperial Chemical Industries
                Plc (ADR)(a).................    10,513,381
     50,500   Monsanto Company...............     2,121,000
    108,400   W.R. Grace & Company...........     8,719,425
                                               ------------
              TOTAL CHEMICALS................    21,353,806
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 14.00%
    151,950   Cisco Systems, Inc. ...........     8,471,212
    231,200   HBO & Company(a)...............    11,097,600
     99,600   Microsoft Corp.(c).............    12,873,300
    343,400   PeopleSoft, Inc.(a)(c).........    13,392,600
    133,600   Textron, Inc. .................     8,350,000
    157,600   3 Com Corp. ...................     5,506,150
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    59,690,862
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.02%
    152,400   Compaq Computer Corp. .........     8,601,075
                                               ------------
              CONSUMER GOODS AND SERVICES -- 15.70%
    163,100   Avon Products, Inc. ...........    10,010,262
    367,674   Cendant Corp. .................    12,638,804
    147,100   Colgate-Palmolive Company......    10,811,850
    184,300   General Electric Company.......    13,523,012
     95,100   Gillette Company...............     9,551,606
    281,700   Service Corporate
                International................    10,405,294
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    66,940,828
                                               ------------
              FOOD AND BEVERAGE -- 2.95%
    188,600   Coca-Cola Company..............    12,565,475
                                               ------------
              FINANCE -- 2.42%
     74,300   SLM Holding Corp. .............    10,336,987
                                               ------------
              INSURANCE -- 5.09%
    201,300   Conseco, Inc.(a)...............     9,146,569
    233,243   Travelers, Inc.(a).............    12,565,967
                                               ------------
              TOTAL INSURANCE................    21,712,536
                                               ------------

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              LEISURE AND RECREATION -- 2.86%
    269,600   Hilton Hotels Corp. ...........  $  8,020,600
    184,300   Mirage Resorts, Inc.(a)........     4,192,825
                                               ------------
              TOTAL LEISURE AND RECREATION...    12,213,425
                                               ------------
              MEDIA -- 2.53%
    173,700   Time Warner, Inc. .............    10,769,400
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.35%
    160,900   Guidant Corp. .................    10,016,025
                                               ------------
              OIL AND GAS -- 2.12%
    148,900   Anadarko Petroleum Corp. ......     9,036,369
                                               ------------
              PHARMACEUTICALS -- 14.17%
    184,000   Eli Lilly & Company............    12,811,000
    245,100   Glaxo Wellcome Plc (ADR)(a)....    11,734,163
    147,100   Pfizer, Inc. ..................    10,968,144
    197,100   Schering-Plough Corp. .........    12,244,838
    102,000   Warner-Lambert Company.........    12,648,000
                                               ------------
              TOTAL PHARMACEUTICALS..........    60,406,145
                                               ------------
              RETAIL -- 6.53%
     60,000   Dayton-Hudson Corp. ...........     4,050,000
    155,800   Home Depot, Inc. ..............     9,172,725
     63,900   Kohls Corp. ...................     4,353,188
    214,800   TJX Companies, Inc. ...........     7,383,750
     90,900   Toys "R" Us, Inc. .............     2,857,669
                                               ------------
              TOTAL RETAIL...................    27,817,332
                                               ------------
              SEMICONDUCTORS -- 2.25%
    136,300   Intel Corp.(a).................     9,575,075
                                               ------------
              TELECOMMUNICATIONS -- 5.94%
    391,160   Tele-Communications, Inc.,
                Series A(c)..................    10,928,032
    142,700   Tellabs, Inc. .................     7,545,262
    226,500   Worldcom, Inc. ................     6,851,625
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    25,324,919
                                               ------------
              TOBACCO -- 1.97%
    185,500   Philip Morris Companies,
                Inc. ........................     8,405,469
                                               ------------
              TOTAL COMMON STOCK (Cost
              $327,003,268)..................   405,683,590
                                               ------------

              REGULATED INVESTMENT COMPANIES -- 3.40%
 14,500,000   Merrimac Cash Fund -- Premium
                Class (Cost
                $14,500,000)(b).............  $  14,500,000
                                              -------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
-----------                                   -------------
              SHORT TERM CORPORATE NOTES -- 3.75%
$ 6,000,000   JP Morgan Securities, Inc.
                Floating Rate, 6.875%,
                04/23/98(b).................  $   6,000,000
 10,000,000   Morgan Stanley Dean Witter
                Floating Rate, 6.85%,
                07/07/98(b).................     10,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTE (Cost $16,000,000).......     16,000,000
                                              -------------
              TIME DEPOSITS -- 1.29%
  4,226,720   American Express Centurion
                Bank, 5.90%, 01/21/98(b)....      4,226,720
    518,636   Bank of Boston, N.A., 6.85%,
                03/31/98(b).................        518,636
    765,344   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b).................        765,344
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $5,510,700)...................      5,510,700
                                              -------------
              TOTAL SECURITIES (Cost
              $363,013,968).................    441,694,290
                                              -------------
              REPURCHASE AGREEMENT -- 4.65%
$19,802,348   With Investors Bank & Trust,
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $19,808,839,
                01/02/98 (Collaterized by
                Federal Home Loan Mortgage
                Corp., 7.778%, due 04/01/24
                with a value of $3,340,131
                and by Government National
                Mortgage Association
                obligations, 6.875% and
                7.00%, due 10/20/22 and
                06/20/26, with a total value
                of $17,452,459) (Cost
                $19,802,348)................  $  19,802,348
                                              -------------
              Total Investments -- 108.25%
              (Cost $382,816,316)...........    461,496,638
              Other assets less
              liabilities -- (8.25)%........    (35,184,450)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 426,312,188
                                               ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $382,846,115.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 85,962,380
    Gross unrealized depreciation..........    (7,311,857)
                                              -----------
    Net unrealized appreciation............  $ 78,650,523
                                              ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipts

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 94.02%
              ADVERTISING -- 0.88%
    179,400   Snyder Communications,
                Inc.(c)......................  $  6,548,100
                                               ------------
              AEROSPACE -- 0.76%
    146,600   AAR Corp.......................     5,680,750
                                               ------------
              BANKS -- 6.74%
     64,080   CCB Financial Corp.............     6,888,600
    111,793   Charter One Financials, Inc....     7,056,932
     45,600   Citicorp(a)....................     5,765,550
     26,676   First Republic Bank(c).........       851,965
    125,600   First Savings Bank of
                Washington...................     3,454,000
    163,079   HUBCO, Inc.....................     6,380,466
     68,455   Mercantile Bancorporation......     4,209,982
    116,400   NSS Bancorp, Inc.(a)...........     4,394,100
    165,000   Peoples Bank(a)................     6,270,000
     95,000   Riverview Bancorp, Inc.........     1,686,250
    145,400   Sterling Financial Corp.(c)....     3,162,450
                                               ------------
              TOTAL BANKS....................    50,120,295
                                               ------------
              BROKERAGE -- 0.22%
     39,000   Charles Schwab & Company,
                Inc..........................     1,635,562
                                               ------------
              BUSINESS SERVICES -- 1.85%
     92,700   ABM Industries, Inc............     2,833,144
     64,600   Alternative Resources
                Corp.(c).....................     1,489,838
     46,100   American Business
                Information(a)(c)............       472,525
     96,000   F.Y.I., Inc.(c)................     2,208,000
     50,500   Iron Mountain, Inc.(c).........     1,818,000
     51,600   Manpower, Inc..................     1,818,900
     48,400   MARC, Inc......................       871,200
    196,200   Protection One, Inc.(a)........     2,219,512
                                               ------------
              TOTAL BUSINESS SERVICES........    13,731,119
                                               ------------
              CHEMICALS -- 0.29%
     52,400   Chemed Corp....................     2,171,325
                                               ------------
              COMMUNICATIONS -- 2.03%
    194,300   Arch Communications Group,
                Inc.(c)......................       995,788
     34,500   Caribiner International,
                Inc.(a)(c)...................     1,535,250
     66,100   Davox Corp.(a)(c)..............     2,156,512
    149,100   Jones Intercable, Inc. -- Class
                A............................     2,618,569
    121,100   PMT Services, Inc.(c)..........     1,680,263
     55,400   Powerwave Technologies,
                Inc.(c)......................       931,413
     72,440   Registry, Inc.(a)(c)...........     3,323,185
     86,175   Saga Communications, Inc.(c)...     1,831,219
                                               ------------
              TOTAL COMMUNICATIONS...........    15,072,199
                                               ------------
              COMPUTER AND SOFTWARE SERVICES -- 9.87%
     96,000   Affiliated Computer Services,
                Inc. -- Class A(c)...........     2,526,000

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              COMPUTER AND SOFTWARE SERVICES
                (CONTINUED)
    102,900   America Online, Inc.(a)(c).....  $  9,177,394
     69,400   American Business Information,
                Inc. -- Class A(c)...........       728,700
    112,900   Box Hill Systems Corp.(c)......     1,178,394
     72,700   CACI International, Inc.(c)....     1,440,369
    132,900   Cambridge Technology Partners,
                Inc.(a)(c)...................     5,531,962
     29,900   Complete Business Solutions,
                Inc.(c)......................     1,300,650
     72,100   Computer Horizons
                Corp.(a)(c)..................     3,280,550
    121,088   Concord EFS, Inc.(c)...........     3,012,052
     36,100   Data Transmission Network
                Corp.(c).....................     1,010,800
     76,300   Documentum, Inc.(c)............     3,214,138
    117,600   Electronic Arts, Inc.(c).......     4,446,750
     30,300   HNC Software, Inc.(a)(c).......     1,302,900
     74,400   IDX Systems Corp.(a)(c)........     2,752,800
     88,500   Information Management
                Resources, Inc.(c)...........     3,318,750
     50,900   JDA Software Group, Inc.(c)....     1,781,500
      8,500   National Computer System,
                Inc..........................       299,625
    132,000   Network Appliance, Inc.(c).....     4,686,000
    264,700   Sterling Commerce, Inc.(c).....    10,174,406
     38,050   Technology Solutions
                Company(c)...................     1,003,569
     84,350   Veritas Software Corp.(c)......     4,301,850
     64,900   Viasoft, Inc.(a)(c)............     2,742,025
     18,300   Whittman-Hart, Inc.(c).........       626,775
     87,650   Wind River Systems(a)(c).......     3,478,609
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    73,316,568
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.34%
     66,500   Apex PC Solutions,
                Inc.(a)(c)...................     1,471,312
     63,200   Bay Networks, Inc.(c)..........     1,615,550
     71,900   CIBER, Inc.(c).................     4,170,200
     63,200   Cisco Systems, Inc.(c).........     3,523,400
     38,300   Comverse Technology,
                Inc.(a)(c)...................     1,493,700
    103,800   National Data Corp.............     3,749,775
    105,900   Neomagic Corp.(c)..............     1,350,225
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    17,374,162
                                               ------------
              CONSTRUCTION -- 0.19%
    147,500   Michael Baker Corp.(c).........     1,438,125
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.12%
     90,700   Carriage Services, Inc.(c).....     1,723,300

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES
              (CONTINUED)
    317,601   Cendant Corp.(a)(c)............  $ 10,917,529
     30,400   Glacier Water Services,
                Inc.(c)......................       942,400
    135,900   Helen of Troy Ltd.(c)..........     2,191,388
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    15,774,617
                                               ------------
              EDUCATION -- 0.41%
    136,825   ITT Educational Services,
                Inc.(c)......................     3,052,908
                                               ------------
              ELECTRONICS -- 3.83%
     16,400   Galileo Technology
                Ltd.(a)(c)...................       473,550
     52,950   Hughes Supply, Inc.............     1,849,941
    141,400   ILC Technology, Inc.(c)........     2,050,300
     22,800   Jaco Electronics, Inc.(c)......       142,500
     54,500   LSI Industries Inc.............       994,625
    100,750   Remec, Inc.(c).................     2,266,875
     29,030   Richardson Electronics, Ltd....       322,959
    105,000   Rogers Corp.(c)................     4,291,875
     51,300   Sanmina Corp.(a)(c)............     3,475,575
     79,000   Sawtek, Inc.(c)................     2,083,625
    309,300   Sensormatic Electronics
                Corp.(a).....................     5,084,119
     54,000   Sipex Corp.(c).................     1,633,500
    117,600   Teradyne, Inc.(c)..............     3,763,200
                                               ------------
              TOTAL ELECTRONICS..............    28,432,644
                                               ------------
              ENGINEERING -- 0.22%
    107,000   URS Corp.(c)...................     1,665,188
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 2.53%
    158,900   Allied Waste Industries,
                Inc.(c)......................     3,704,356
    154,600   American Disposal Services,
                Inc.(c)......................     5,642,900
     83,030   BHA Group, Inc.................     1,619,085
     96,300   Superior Services, Inc.(c).....     2,780,662
    181,970   Tetra Tech, Inc.(c)............     3,639,400
     75,900   Waste Industries, Inc.(c)......     1,413,638
                                               ------------
              TOTAL ENVIRONMENTAL MANAGEMENT
              SERVICES.......................    18,800,041
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 1.92%
     97,500   Aaron Rents, Inc. -- Class B...     1,889,063
     95,800   Alrenco, Inc.(a)(c)............     1,568,725
    140,000   Amplicon, Inc..................     2,310,000
     67,500   Electro Rent Corp.(c)..........     2,413,125
     59,700   Rental Service
                Corporation(c)...............     1,466,381
     79,000   XTRA Corp......................     4,631,375
                                               ------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING........................    14,278,669
                                               ------------

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              FINANCE -- 4.21%
    259,800   Allied Capital Advisers,
                Inc.(c)......................  $  1,623,750
    101,600   Allied Capital Commercial
                Corp.........................     3,352,800
     35,000   Allied Capital Corp............     1,010,625
    112,292   Allied Capital Lending
                Company(a)...................     2,498,497
     33,100   American Express Company.......     2,954,175
     71,500   Amresco, Inc.(c)...............     2,162,875
    134,400   Cash American Investments,
                Inc..........................     1,738,800
    137,100   ContiFinancial Corp.(a)(c).....     3,453,206
     54,450   Dollar Tree Stores, Inc.(c)....     2,252,869
     77,900   Kansas City Southern
                Industries, Inc..............     2,473,325
    189,200   The Money Store, Inc.(a).......     3,973,200
     60,000   Washington Mutual, Inc.........     3,828,750
                                               ------------
              TOTAL FINANCE..................    31,322,872
                                               ------------
              FOOD AND BEVERAGE -- 3.22%
     99,900   Benihana, Inc.(c)..............     1,298,700
     80,150   CKE Restaurants, Inc...........     3,376,319
    147,100   Landry's Seafood
                Restaurants(c)...............     3,530,400
     97,100   Rainforest Cafe Inc.(c)........     3,204,300
    238,300   Ruby Tuesday, Inc.(c)..........     6,136,225
     48,025   Suiza Foods Corporation(c).....     2,860,489
     82,200   Sylvan, Inc.(c)................     1,150,800
     46,700   Whole Foods Market, Inc.(c)....     2,387,538
                                               ------------
              TOTAL FOOD AND BEVERAGE........    23,944,771
                                               ------------
              INSURANCE -- 1.19%
     54,700   HCC Insurance Holdings, Inc....     1,162,375
     38,600   National Western Life
                Insurance -- Class A(c)......     3,917,900
     36,900   Penn Treaty American
                Corp.(c).....................     1,171,575
    208,800   Willis Corroon Group (ADR)(a)..     2,570,850
                                               ------------
              TOTAL INSURANCE................     8,822,700
                                               ------------
              LEISURE AND RECREATION -- 0.93%
     79,500   CapStar Hotel Company(c).......     2,727,844
     83,400   Harveys Casinos Resorts........     1,730,550
    110,900   Signature Resorts,
                Inc.(a)(c)...................     2,425,938
                                               ------------
              TOTAL LEISURE AND RECREATION...     6,884,332
                                               ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              MACHINERY -- 0.44%
    207,600   JLG Industries, Inc............  $  2,932,350
     19,000   K-Tron International,
                Inc.(c)......................       327,750
                                               ------------
              TOTAL MACHINERY................     3,260,100
                                               ------------
              MANUFACTURING -- 6.03%
     44,900   ADE Corporation(c).............       785,750
    200,600   Alpha Industries, Inc.(c)......     3,234,675
    139,000   Blyth Industries, Inc.(a)(c)...     4,161,312
    190,900   C&D Technologies, Inc..........     9,210,925
    124,150   Cable Design Technologies(c)...     4,826,331
     69,000   Chase Industries, Inc.(c)......     1,759,500
     78,500   DT Industries, Inc.............     2,669,000
     47,200   Edelbrock Corp.(c).............       802,400
    139,800   Lydall, Inc.(c)................     2,726,100
    154,600   Mail-Well, Inc.(a)(c)..........     6,261,300
    117,800   MotivePower Industries,
                Inc.(a)(c)...................     2,738,850
     74,900   Motorcar Parts and Accessories,
                Inc.(c)......................     1,254,575
     83,600   Rock of Ages Corp.(c)..........     1,295,800
     54,100   Scotsman Industries, Inc.......     1,322,069
     73,250   Watsco, Inc....................     1,808,359
                                               ------------
              TOTAL MANUFACTURING............    44,856,946
                                               ------------
              MEDIA -- 4.84%
     85,000   American Radio Systems
                Corp.(c).....................     4,531,563
     82,400   Chancellor Media Corporation --
                Class A(a)(c)................     6,149,100
     69,400   Consolidated Graphics,
                Inc.(c)......................     3,235,775
    188,900   Emmis Broadcasting Corp. --
                Class A(c)...................     8,618,562
    165,900   Granite Broadcasting
                Corp.(a)(c)..................     1,503,469
     46,000   Gray Communications Systems,
                Inc.(a)......................     1,207,500
    171,000   Houghton Mifflin Company.......     6,562,125
    282,900   Steck Vaughn Publishing
                Corp.(c).....................     4,172,775
                                               ------------
              TOTAL MEDIA....................    35,980,869
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 8.01%
     53,000   Advanced Health Corp.(a)(c)....       841,375
    207,000   Advocat, Inc.(c)...............     1,759,500
     77,900   Assisted Living Concepts,
                Inc.(a)(c)...................     1,538,525
     55,900   BioChem Pharma, Inc.(a)(c).....     1,166,912
    173,300   Daniel Industries..............     3,336,025
     45,300   DAOU Systems, Inc.(c)..........     1,415,625
     28,900   ESC Medical Systems Ltd.
                (a)(c).......................     1,119,875

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH
              SERVICES (CONTINUED)
     95,500   Gulf South Medical Supply,
                Inc.(c)......................  $  3,557,375
     63,100   Horizon Health Corp.(c)........     1,467,075
     27,900   Immunex Corp.(c)...............     1,506,600
     64,000   Lifeline Systems, Inc.(c)......     1,608,000
     98,600   Mariner Health Group,
                Inc.(c)......................     1,602,250
     56,500   Medirisk, Inc.(c)..............       621,500
    138,000   Morrison Health Care, Inc......     2,760,000
     51,200   National Dentex Corp.(c).......     1,126,400
     17,200   NBTY, Inc.(c)..................       574,050
     79,600   Orthodontic Centers of America,
                Inc.(a)(c)...................     1,323,350
    285,000   Owens & Minor Holding Company..     4,132,500
    120,500   Prime Medical Service,
                Inc.(c)......................     1,664,406
     47,600   Quintiles Transnational
                Corp.(a)(c)..................     1,820,700
     82,700   Quorum Health Group, Inc.(c)...     2,160,538
    128,300   Renal Treatment Centers,
                Inc.(c)......................     4,634,838
     61,600   Res-Care, Inc.(a)(c)...........     1,786,400
     69,400   Retirement Care Associates,
                Inc.(c)......................       589,900
     29,900   Summit Care Corp.(c)...........       489,612
     74,100   Sunrise Assisted Living,
                Inc.(c)......................     3,195,562
    232,800   Universal Health Services --
                Class B (c)..................    11,727,300
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    59,526,193
                                               ------------
              METALS AND MINING -- 0.67%
     85,200   Furon Company..................     1,778,550
     88,500   Maverick Tube Corp.(a)(c)......     2,240,156
     30,300   Wolverine Tube, Inc.(c)........       939,300
                                               ------------
              TOTAL METALS AND MINING........     4,958,006
                                               ------------
              OIL AND GAS -- 5.19%
    101,600   Berry Petroleum................     1,771,650
     41,000   Gulf Island Fabrication,
                Inc.(c)......................       820,000
     35,900   Gulfmark Offshore, Inc.(c).....     1,184,700
     87,900   Halter Marine Group, Inc.(c)...     2,538,112
    120,500   Hanover Compressor Company(c)..     2,462,719
     36,900   Key Energy Group, Inc.(c)......       800,269
    272,500   Newpark Resources, Inc.(c).....     4,768,750
     58,300   Patterson Energy, Inc.(a)(c)...     2,255,481
     96,200   Petroleum Helicopters, Inc.....     2,164,500
    144,200   Pool Energy Services(c)........     3,208,450
     50,400   Pride International, Inc.(c)...     1,272,600
    216,700   Tosco Corp.....................     8,193,969

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
     98,200   Tuboscope, Inc.(c).............  $  2,362,938
    149,500   Varco International, Inc.(c)...     3,204,906
     76,050   World Fuel Services Corp.......     1,597,050
                                               ------------
              TOTAL OIL AND GAS..............    38,606,094
                                               ------------
              PHARMACEUTICALS -- 1.95%
     64,600   Applied Analytical Industries,
                Inc.(c)......................     1,065,900
     95,600   Dura Pharmaceuticals,
                Inc.(a)(c)...................     4,385,650
     88,100   NCS HealthCare, Inc. -- Class
                A(a)(c)......................     2,323,638
    128,100   Parexel International
                Corp.(a)(c)..................     4,739,700
     82,100   Vitalink Pharmacy
                Services(c)..................     1,980,662
                                               ------------
              TOTAL PHARMACEUTICALS..........    14,495,550
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 1.50%
     58,369   Chateau Communities, Inc.......     1,838,624
    131,200   Equity Inns, Inc...............     1,935,200
     40,900   Health Care Property
                Investments, Inc.............     1,546,531
     20,700   National Health Investors,
                Inc..........................       866,812
     89,600   RFS Hotel Investors, Inc.......     1,786,400
     55,200   Sovran Self Storage, Inc.......     1,790,550
     38,300   Sun Communities, Inc...........     1,376,406
                                               ------------
              TOTAL REAL ESTATE INVESTMENT
              TRUST..........................    11,140,523
                                               ------------
              RETAIL -- 2.42%
    139,350   Consolidated Stores Corp.(c)...     6,122,691
    200,000   Fingerhut Companies, Inc.......     4,275,000
    175,000   MacFrugals Bargains Close-
                Outs(c)......................     7,196,875
    141,100   Michael Anthony Jewelers,
                Inc.(c)......................       343,931
     16,100   Uni-Marts, Inc.................        56,350
                                               ------------
              TOTAL RETAIL...................    17,994,847
                                               ------------
              SECURITY -- 1.16%
    215,000   Pittston Brink's Group.........     8,653,750
                                               ------------
              SEMICONDUCTORS -- 0.72%
     59,700   Integrated Circuit Systems,
                Inc.(c)......................     1,701,450
     33,100   Kulicke & Soffa
                Industries(c)................       616,488
     79,900   Vitesse Semiconductor
                Corp.(c).....................     3,016,225
                                               ------------
              TOTAL SEMICONDUCTORS...........     5,334,163
                                               ------------

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 9.00%
    127,900   Airtouch Communications,
                Inc.(c)......................  $  5,315,844
    139,475   Centennial Cellular Corp. --
                Class A(c)...................     2,859,238
     53,800   CFW Communications Company.....     1,203,775
    213,200   CIENA Corp.(c).................    13,031,850
     90,400   Comdial Corp.(c)...............       836,200
     42,900   CommNet Cellular, Inc.(c)......     1,525,631
    177,000   Communications Central,
                Inc.(c)......................     1,781,062
     78,000   Davel Communications Group(c)..     1,989,000
     51,300   ITC DeltaCom, Inc.(c)..........       846,450
     38,700   Lucent Technologies, Inc.......     3,091,162
    143,190   Metrocall, Inc.(c).............       707,000
     82,400   Nextel Communications, Inc. --
                Class A(a)(c)................     2,142,400
     28,000   NICE-Systems Ltd.(c)...........     1,176,000
     98,500   Nokia Corp. (ADR)..............     6,895,000
    271,800   Omnipoint Corp.(c).............     6,319,350
    147,000   P-COM, Inc.(c).................     2,535,750
    225,800   Peoples Telephone Company,
                Inc.(c)......................       832,637
     84,700   Rural Cellular Corp. --
                Class A(c)...................     1,106,394
    105,500   Tekelec(c).....................     3,217,750
    127,900   Teleport Communications Group,
                Inc. -- Class A(a)(c)........     7,018,512
     10,300   Teligent, Inc. -- Class A(c)...       253,638
     93,800   World Access, Inc.(c)..........     2,239,475
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    66,924,118
                                               ------------
              TRANSPORTATION: FREIGHT -- 5.50%
    185,700   Air Express International
                Corp.........................     5,663,850
    215,000   Airborne Freight Corp..........    13,356,875
    240,700   Circle International Group,
                Inc..........................     5,521,056
    148,700   CNF Transportation, Inc........     5,706,362
    115,474   Fritz Companies, Inc.(a)(c)....     1,609,419
    265,350   Pittston Burlington Group......     6,965,437
     65,000   Sea Containers Ltd.............     2,080,000
                                               ------------
              TOTAL TRANSPORTATION:
              FREIGHT........................    40,902,999
                                               ------------
              UTILITIES: ELECTRIC -- 0.84%
    850,000   El Paso Electric Company(c)....     6,215,625
                                               ------------
              TOTAL COMMON STOCK (Cost
              $551,357,368)..................   698,916,730
                                               ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
-----------                                    ------------
              REGULATED INVESTMENT COMPANY -- 4.88%
 36,306,135   Merrimac Cash Fund -- Premium
                Class(b)(Cost $36,306,135)...  $ 36,306,135
                                               ------------
 PRINCIPAL
-----------
              TIME DEPOSITS -- 5.16%
$12,121,941   American Express Centurion
                Bank, 5.90%, 01/21/98(b).....    12,121,941
 23,588,722   BankBoston, N.A., 6.85%,
                03/31/98(b)..................    23,588,722
  2,644,388   First Union National Bank of
                North Carolina, 6.12%,
                01/02/98(b)..................     2,644,388
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $38,355,051)...................    38,355,051
                                               ------------
              FLOATING RATE NOTES -- 5.11%
 17,986,771   First Union National Bank of
                North Carolina, 6.14%,
                05/02/98(b)..................    17,986,771
 15,000,000   JP Morgan Securities Inc.,
                6.875%, 04/23/98 (b).........    15,000,000
  5,000,000   Republic New York Securities
                Corp., 6.90%, 04/13/98(b)....     5,000,000
                                               ------------
              TOTAL FLOATING RATE NOTES (Cost
              $37,986,771)...................    37,986,771
                                               ------------
              TOTAL SECURITIES (Cost
              $664,005,325)..................   811,564,687
                                               ------------
              REPURCHASE AGREEMENTS -- 6.13%
 11,647,312   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $11,651,130,
                01/02/98 (Collateralized by
                various Government National
                Mortgage Association
                Obligations, 6.875 -- 9.000%,
                maturity dated 11/15/21 to
                12/20/23, with a total value
                of $12,230,019)..............    11,647,312
  4,714,481   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $4,716,026, 01/02/98
                (Collateralized by Government
                National Mortgage
                Association, 6.875%, due
                10/20/25 with a value of
                $4,950,215)..................     4,714,481

 PRINCIPAL                                        VALUE
-----------                                    ------------
              REPURCHASE AGREEMENTS (CONTINUED)
$ 5,871,466   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $5,873,391, 01/02/98
                (Collateralized by Government
                National Mortgage
                Association, 7.00%, due
                01/20/26 with a value of
                $6,165,154)..................  $  5,871,466
 18,518,211   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $18,524,280,
                01/02/98 (Collateralized by
                various Federal Home Loan
                Mortgage Corporation
                Obligations, 7.325 -- 7.881%,
                maturity dated 03/01/20 to
                01/01/25, with a total value
                of $19,444,301)..............    18,518,211
  4,800,000   With Morgan Stanley, dated
                12/31/97, 5.75%, repurchase
                proceeds at maturity
                $4,801,533, 01/02/98
                (Collateralized by US
                Treasury Bill 5.30%, due
                09/17/98, with a value of
                $4,896,264)..................     4,800,000
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $45,551,470).............    45,551,470
                                               ------------
              Total Investments -- 115.30%
              (Cost $709,556,795)............   857,116,157
              Other assets less
              liabilities -- (15.30)%........  (113,727,896)
                                               ------------
              NET ASSETS -- 100.00%..........  $743,388,261
                                                ===========
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $714,059,387.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $167,591,877
    Gross unrealized depreciation..........   (24,535,107)
                                              -----------
    Net unrealized appreciation............  $143,056,770
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                           VALUE
----------                                      -----------
             COMMON STOCK -- 76.87%
             BANKS -- 4.44%
    20,600   Dime Bancorp, Inc. ..............  $   623,150
     7,525   Northern Trust...................      524,869
                                                ------------
             TOTAL BANKS......................    1,148,019
                                                ------------
             COMPUTER SOFTWARE AND SERVICES -- 9.94%
     9,000   BMC Software, Inc. ..............      590,625
    18,000   Compuware Corp. .................      576,000
    16,550   Infinium Software, Inc. .........      268,938
     4,900   Microsoft Corp. .................      633,325
    12,000   Siebel Systems, Inc. ............      501,750
                                                ------------
             TOTAL COMPUTER SOFTWARE AND
             SERVICES.........................    2,570,638
                                                ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 7.54%
    11,775   Cisco Systems, Inc.(c)...........      656,456
     9,500   Compaq Computer..................      536,156
     9,000   Dell Computer Corp. .............      756,000
                                                ------------
             TOTAL COMPUTERS AND OFFICE
             EQUIPMENT........................    1,948,612
                                                ------------
             CONSUMER GOODS AND SERVICES -- 8.22%
    20,300   Cendant Corp. ...................      697,813
     6,550   General Electric Company.........      480,606
     4,750   Gillette Company.................      477,078
     5,875   Proctor & Gamble Company.........      468,898
                                                ------------
             TOTAL CONSUMER GOODS AND
             SERVICES.........................    2,124,395
                                                ------------
             ELECTRONICS -- 2.44%
    15,200   Solectron Corp. .................      631,750
                                                ------------
             FINANCIAL SERVICES -- 6.15%
     5,525   American Express Company.........      493,106
     8,825   Federal National Mortgage
               Association(c).................      503,577
    11,025   Travelers Inc. ..................      593,972
                                                ------------
             TOTAL FINANCIAL SERVICES.........    1,590,655
                                                ------------
             FOOD AND BEVERAGE -- 1.91%
    10,830   Sysco Corp. .....................      493,442
                                                ------------
             INSURANCE -- 2.69%
     6,400   American International Group.....      696,000
                                                ------------
             LEISURE AND RECREATION -- 4.61%
    10,000   Marriott International, Inc. ....      692,500
     5,050   Walt Disney Company..............      500,266
                                                ------------
             TOTAL LEISURE AND RECREATION.....    1,192,766
                                                ------------
             MANUFACTURING -- 2.16%
    15,000   Mattel Inc. .....................      558,750
                                                ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 8.05%
    15,000   Arterial Vascular Engineering....      975,000
    10,200   Guidant Corp. ...................      634,950
     9,000   Medtronics Inc.(c)...............      470,812
                                                ------------
             TOTAL MEDICAL AND OTHER HEALTH
             SERVICES.........................    2,080,762
                                                ------------

  SHARES                                           VALUE
----------                                      -----------
             COMMON STOCK (CONTINUED)
             OIL & GAS -- 1.97%
    14,500   Falcon Drilling Company, Inc. ...  $   508,406
                                                ------------
             PHARMACEUTICALS -- 10.49%
     7,600   Bristol-Myers Squibb Company.....      719,150
    11,050   Eli Lilly & Company..............      769,356
     4,825   Merck & Company, Inc. ...........      512,656
     9,550   Pfizer, Inc. ....................      712,072
                                                ------------
             TOTAL PHARMACEUTICALS............    2,713,234
                                                ------------
             RETAIL -- 4.63%
    18,150   Gap Stores.......................      643,191
     9,400   Home Depot Inc.  ................      553,425
                                                ------------
             TOTAL RETAIL.....................    1,196,616
                                                ------------
             SEMICONDUCTOR -- 1.63%
     6,000   Intel Corporation................      421,500
                                                ------------
             TOTAL SECURITIES
             (Cost $17,881,771)...............   19,875,545
                                                ------------
PRINCIPAL
----------
             REPURCHASE AGREEMENT -- 25.37%
$6,561,291   With Investors Bank & Trust,
               dated 12/31/97, 5.90%,
               repurchase proceeds at maturity
               $6,563,442, 01/02/98
               (Collateralized by Government
               National Mortgage Association
               Adjustable Rate Mortgage,
               7.00%, due 7/20/25 with a value
               of $6,641,653 and Government
               National Mortgage Association,
               9.00%, due 11/15/21 with a
               value of $247,721)
               (Cost $6,561,291)..............    6,561,291
                                                ------------
             Total Investments -- 102.24%
             (Cost $24,443,062)...............   26,436,836
             Other assets less
             liabilities -- (2.24)%...........     (579,186)
                                                ------------
             NET ASSETS -- 100.00%............  $25,857,650
                                                ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $24,486,266.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........  $ 2,232,619
    Gross unrealized depreciation...........     (282,049)
                                               ----------
    Net unrealized appreciation.............  $ 1,950,570
                                              ===========

---------------
(c) Non-income producing security.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

PRINCIPAL                                          VALUE
----------                                      -----------
             CORPORATE BONDS AND NOTES -- 97.38%
             ADVERTISING -- 2.76%
$  500,000   Lamar Advertising, 9.625%,
               12/01/06.......................  $   538,125
   525,000   Outdoor Systems, Inc., 9.375%,
               10/15/06.......................      559,125
                                                ------------
             TOTAL ADVERTISING................    1,097,250
                                                ------------
             APPAREL -- 1.06%
   400,000   William Carter, 10.375%,
               12/01/06.......................      420,000
                                                ------------
             AUTOMOTIVE PRODUCTS -- 6.19%
   420,000   Blue Bird Body, 10.75%,
               11/15/06.......................      450,450
   625,000   Chief Auto Parts Inc., 10.50%,
               05/15/05.......................      612,500
   700,000   Delco Remy International. Inc.,
               8.625%, 12/15/07...............      709,625
   700,000   Venture Holdings Trust, 9.75%,
               04/01/04.......................      684,250
                                                ------------
             TOTAL AUTOMOTIVE PRODUCTS........    2,456,825
                                                ------------
             BUSINESS SERVICES -- 4.11%
   350,000   Atrium Companies, Inc., 10.50%,
               11/15/06.......................      368,375
   700,000   Axiohm Transaction Solutions,
               9.75%, 10/1/07.................      712,250
   500,000   Iron Mountain, 10.125%,
               10/01/06.......................      550,000
                                                ------------
             TOTAL BUSINESS SERVICES..........    1,630,625
                                                ------------
             CHEMICALS -- 2.84%
   625,000   PCI Chemicals Canada Inc., 9.25%,
               10/15/07.......................      615,625
   500,000   Sterling Chemicals, Inc., 11.75%,
               08/15/06.......................      510,000
                                                ------------
             TOTAL CHEMICALS..................    1,125,625
                                                ------------
             CONSUMER GOODS AND SERVICES -- 3.75%
   750,000   Amscan Holdings Inc., 9.875%,
               12/15/07.......................      766,875
   700,000   Huntsman Packaging Corp., 9.125%,
               10/01/07.......................      721,000
                                                ------------
             TOTAL CONSUMER GOODS AND
               SERVICES.......................    1,487,875
                                                ------------
             ELECTRONICS -- 2.37%
   900,000   Insilco Corp., 10.25%,
               08/15/07.......................      942,750
                                                ------------
             FINANCE -- 2.45%
   500,000   Imperial Credit Industries, Inc.,
               9.875%, 01/15/07...............      490,000
   460,000   Muzak LP/Capital, 10.00%,
               10/01/03.......................      483,000
                                                ------------
             TOTAL FINANCE....................      973,000
                                                ------------

PRINCIPAL                                          VALUE
----------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FOOD AND BEVERAGE -- 5.36%
$  500,000   Ameriking, Inc., 10.75%,
               12/01/06.......................  $   525,000
   100,000   Cott Corp., 9.375%, 07/01/05.....      104,000
   325,000   Delta Beverage Group, 9.75%,
               12/15/03.......................      338,000
   275,000   Fleming Companies Inc., 10.50%,
               12/01/04.......................      288,062
   625,000   Gorges/Quik To Fix Food, 11.50%,
               12/01/06.......................      659,375
   225,000   Pueblo Xtra International, 9.50%,
               08/01/03.......................      213,750
                                                ------------
             TOTAL FOOD AND BEVERAGE..........    2,128,187
                                                ------------
             INDUSTRIAL -- 21.56%
   300,000   AEI Holding Co., 10.00%,
               11/15/07.......................      308,250
   725,000   American Lawyer Media Inc.,
               9.75%, 12/15/07................      735,875
   700,000   Anker Coal Group, Inc., 9.75%,
               10/01/07.......................      703,500
   700,000   Burke Industries, Inc., 10.00%,
               08/15/07.......................      719,250
   300,000   Clark Material, 10.75%,
               11/15/06.......................      318,750
   500,000   Elgin National Industries,
               11.00%, 11/01/07...............      518,750
   625,000   Environdyne Industries, Inc.,
               10.25%, 12/01/01...............      615,625
   250,000   Gaylord Container Corp., 9.75%,
               6/15/07........................      242,500
   650,000   Hydrochem Industrial Service,
               10.375%, 08/01/07..............      671,125
   625,000   International Logistics Ltd.,
               9.75%, 10/15/07................      618,750
   600,000   Outdoor Communications, 9.25%,
               08/15/07.......................      612,000
   450,000   Pierce Leahy Corp., 9.125%,
               07/15/07.......................      468,000
   175,000   Portola Packaging, 10.75%,
               10/01/05.......................      185,063
   625,000   Pronet, Inc., 11.875%,
               06/15/05.......................      671,875
   228,000   Rayovac Corp., 10.25%,
               11/01/06.......................      248,520
   300,000   Scotsman Group Inc., 8.625%,
               12/15/07.......................      300,750
   625,000   Southwest Royalties Inc., 10.50%,
               10/15/04.......................      621,875
                                                ------------
             TOTAL INDUSTRIAL.................    8,560,458
                                                ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                          VALUE
----------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             LEISURE AND RECREATION -- 4.44%
$  200,000   Act III Theatres, 11.875%,
               02/01/03.......................  $   213,000
   525,000   Cinemark USA, 9.625%, 08/01/08...      544,688
   900,000   Riddell Sports, Inc., 10.50%,
               07/15/07.......................      924,750
    75,000   Station Casinos, 10.125%,
               03/15/06.......................       79,125
                                                ------------
             TOTAL LEISURE AND RECREATION.....    1,761,563
                                                ------------
             MACHINERY -- 4.13%
   130,000   Carrols Corp., 11.50%,
               08/15/03.......................      137,800
   875,000   Central Tractor Farm & Country,
               10.625%, 04/01/07..............      923,125
   530,000   Clark USA, Inc., 10.875%,
               12/01/05.......................      577,700
                                                ------------
             TOTAL MACHINERY..................    1,638,625
                                                ------------
             MANUFACTURING -- 9.49%
   625,000   Acetex Corp, 9.75%, 10/01/03.....      643,750
   450,000   DVI, Inc., 9.875%, 02/01/04......      469,125
   625,000   Dyersburg Corp., 9.75%,
               09/01/07.......................      653,125
   700,000   Fedders North America, 9.375%,
               8/15/07........................      714,000
   625,000   Keystone Consolidated Industries,
               9.625%, 08/01/07...............      627,344
   500,000   Safelite Glass, 9.875%,
               12/15/06.......................      532,500
   125,000   Windy Hill Pet Food Co., 9.75%,
               05/15/07.......................      127,500
                                                ------------
             TOTAL MANUFACTURING..............    3,767,344
                                                ------------
             MEDIA -- 1.83%
   350,000   LDM Technologies, 10.75%,
               01/15/07.......................      381,500
   125,000   Rogers Cablesystems, Ltd.,
               11.00%, 12/01/15...............      144,375
   190,000   Rogers Cantel, 9.375%,
               06/01/08.......................      199,500
                                                ------------
             TOTAL MEDIA......................      725,375
                                                ------------
             METALS AND MINING -- 1.83%
   180,000   Oregon Steel Mills, 11.00%,
               06/15/03.......................      195,075
   500,000   Renco Metals Senior Notes,
               11.50%, 07/01/03...............      531,250
                                                ------------
             TOTAL METALS AND MINING..........      726,325
                                                ------------
             OIL AND GAS -- 5.17%
   200,000   Coho Energy Inc., 8.875%,
               10/15/07.......................      200,500
   420,000   Costilla Energy, 10.25%,
               10/01/06.......................      438,900
   700,000   Panaco Inc., 10.625%, 10/01/04...      707,000
   700,000   Rutherford-Moran Oil, 10.75%,
               10/1/04........................      707,000
                                                ------------
             TOTAL OIL AND GAS................    2,053,400
                                                ------------

PRINCIPAL                                          VALUE
----------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TELECOMMUNICATIONS -- 15.77%
$  525,000   Adelphia Communications, 9.875%,
               03/01/05.......................  $   554,531
   700,000   Allbritton Communications, 9.75%,
               11/30/07.......................      717,500
   350,000   Century Communications, 9.75%,
               02/15/02.......................      371,875
 1,000,000   Communications Instrument,
               10.00%, 09/15/04...............    1,000,000
   500,000   Gray Communication System, Inc.,
               10.625%, 10/01/06..............      541,250
   500,000   Jacor Communications, 9.75%,
               12/15/06.......................      531,875
   100,000   Lenfest Communications, 8.375%,
               11/01/05.......................      103,125
   400,000   Lenfest Communications, 10.50%,
               06/15/06.......................      445,000
   700,000   Nextlink Communications, 9.625%,
               10/01/07.......................      724,500
   625,000   Paging Network,10.125%,
               08/01/07.......................      650,000
   625,000   Rogers Communications, 8.875%,
               07/15/07.......................      625,000
                                                ------------
             TOTAL TELECOMMUNICATIONS.........    6,264,656
                                                ------------
             TEXTILES -- 1.36%
   550,000   CMI Industries, 9.50%,
               10/01/03.......................      540,375
             TRANSPORTATION -- 0.65%
   248,000   Viking Star Shipping, 9.625%,
               07/15/03.......................      260,400
                                                ------------
             UTILITIES: ELECTRIC -- 0.26%
   100,000   Calpine Corp., 9.25%, 02/01/04...      102,000
                                                ------------
             TOTAL SECURITIES
             (Cost $37,853,692)...............   38,662,658
                                                ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                          VALUE
----------                                      -----------
             REPURCHASE AGREEMENT -- 0.44%
$  173,760   With Investors Bank & Trust,
               dated 12/31/97, 5.90%,
               repurchase proceeds at maturity
               $173,817, 01/02/98
               (Collateralized by Government
               National Mortgage Association,
               7.00%, due 08/20/23 with a
               value of $183,047) (Cost
               $173,760)......................  $   173,760
                                                ------------
             Total Investments -- 97.82% (Cost
             $38,027,452).....................   38,836,418
             Other assets less liabilities --
             2.18%............................      863,713
                                                ------------
             NET ASSETS -- 100.00%............  $39,700,131
                                                ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $38,027,452
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $    937,512
    Gross unrealized depreciation..........      (128,546)
                                             ------------
    Net unrealized appreciation............  $    808,966
                                             ============

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------  -------
               COMMON STOCKS -- 92.40%
               AEROSPACE -- 1.22%
     88,000    British Aerospace PLC.....   $  2,512,189     UK
                                            ------------
               APPAREL -- 0.57%
     29,000    Gucci Group N.V. .........      1,167,308    NET
                                            ------------
               AUTOMOBILE -- 4.58%
     12,000    Daimler Benz..............        842,249    GER
     36,000    Honda Motor Company,
                Ltd. ....................      1,326,244    JPN
     67,000    Mitsubishi Motor Corp. ...        226,728    JPN
  3,800,000    Mitsubishi Motors Warrants
                (expire 6/23/99)(c)......         30,598    JPN
     18,000    Peugeot SA................      2,270,995    FRA
    151,000    Suzuki Motor Corp. .......      1,370,385    JPN
     32,000    Toyota Motor Company......        920,464    JPN
     20,187    Valeo SA..................      1,369,767    FRA
      1,850    Volkswagen AG.............      1,041,243    GER
                                            ------------
               TOTAL AUTOMOBILE..........      9,398,673
                                            ------------
               BANKS -- 10.01%
    137,900    Allied Irish Banks PLC....      1,317,621     UK
    185,000    Australia & New Zealand
                Bank Group, Ltd. ........      1,222,258    AUS
      8,000    Banco Popular Espanola
                SA.......................        558,998    SPA
    385,000    Bank of Scotland..........      3,547,467     UK
      8,000    Credit Suisse Group.......      1,239,586    SWI
     25,000    Deutsche Bank AG(c).......      1,765,808    GER
     78,300    Forenings Sparbanken --
                Class A(c)...............      1,781,255    SWE
      1,860    Holderbank Financial
                Glaris -- Class B........      1,520,084    SWI
    112,136    National Westminster
                Bank.....................      1,867,221     UK
    167,800    Royal Bank of Scotland
                Group PLC................      2,134,231     UK
    130,000    Sumitomo Bank(a)..........      1,489,748    JPN
    219,900    Thai Farmers Bank.........        399,602    THA
    266,000    Westpac Banking Corp. ....      1,701,256    AUS
                                            ------------
               TOTAL BANKS...............     20,545,135
                                            ------------
               CHEMICALS -- 1.05%
        500    Mitsubishi Chemical
                Corp.(c).................            719    JPN
     43,800    Norsk Hydro ASA...........      2,135,876    NOR
        300    Norsk Hydro AS (ADR)(c)...         15,300    NOR
                                            ------------
               TOTAL CHEMICALS...........      2,151,895
                                            ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.18%
     14,100    Softbank Corp.(a).........        368,709    JPN
                                            ------------
               CONSTRUCTION -- 1.49%
    200,000    Okumura Corp. ............        476,840    JPN
     16,000    Rohm Company, Ltd. .......      1,636,656    JPN
    145,000    Sekisui House, Ltd. ......        935,642    JPN
                                            ------------
               TOTAL CONSTRUCTION........      3,049,138
                                            ------------
               CONSUMER GOODS AND SERVICES -- 6.38%
     22,000    Fuji Photo Film...........        846,017    JPN
     43,500    Hennes & Mauritz..........      1,918,868    SWE

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------
               COMMON STOCKS (CONTINUED)
               CONSUMER GOODS AND
                SERVICES (CONTINUED)
     40,000    Hoya Corp. ...............   $  1,261,332    JPN
     24,000    Izumi.....................        111,672    JPN
     16,200    Loewen Group, Inc. .......        418,163    USA
    221,000    Nikon Corp. ..............      2,192,629    JPN
     12,200    Nintendo Corp., Ltd. .....      1,201,035    JPN
     12,000    Orkla Asa -- Class B......        934,321    NOR
    113,203    Reckitt and Colman PLC....      1,778,815     UK
     10,700    Sony Corp. ...............        954,613    JPN
    380,000    Storehouse PLC............      1,475,578     UK
                                            ------------
               TOTAL CONSUMER GOODS AND
               SERVICES..................     13,093,043
                                            ------------
               ELECTRONICS -- 4.01%
        350    ABB AG....................        440,334    SWI
    400,000    Caradon PLC...............      1,164,920     UK
     80,000    Electrocomponents PLC.....        596,288     UK
     50,000    Hitachi, Ltd. ............        357,630    JPN
     29,500    Kyocera Corp. ............      1,343,165    JPN
     47,000    Murata Manufacturing
                Company, Ltd. ...........      1,185,650    JPN
    114,000    NEC Corp. ................      1,218,717    JPN
     60,000    Tokyo Electron, Ltd. .....      1,928,916    JPN
                                            ------------
               TOTAL ELECTRONICS.........      8,235,620
                                            ------------
               ENGINEERING -- 0.20%
     18,700    Chudenko Corp. ...........        409,895    JPN
                                            ------------
               ENVIRONMENTAL MANAGEMENT SERVICES -- 0.01%
        900    Kurita Water Industries...          9,206    JPN
                                            ------------
               FINANCE -- 4.76%
     63,000    De Beers Centenary AG
                (ADR)(a).................      1,287,562    SOA
     55,953    Lend Lease Corp., Ltd. ...      1,093,708    AUS
     63,000    Lloyds TSB Group PLC......        815,799     UK
     70,000    Newcourt Credit Group,
                Inc. ....................      2,340,632    CDA
     99,000    Nomura Securities Company,
                Ltd.(c)..................      1,324,857    JPN
    730,500    PT Hm Sampoerna
                International Finance
                Company..................        551,674    IDN
      6,000    Shohkoh Fund..............      1,836,625    JPN
      2,900    Societe Generale de
                Belgique.................        265,345    BEL
    181,000    Wako Securities Company,
                Ltd.(c)..................        260,314    JPN
                                            ------------
               TOTAL FINANCE.............      9,776,516
                                            ------------
               FOOD AND BEVERAGE -- 6.38%
    130,898    Amatil, Ltd. .............        977,913    AUS
    172,000    Asahi Breweries, Ltd. ....      2,513,436    JPN
    227,000    Fraser and Neave, Ltd. ...        983,455    SIN
      6,300    Heineken N.V. ............      1,097,015    NET
     55,000    Jusco Company.............        778,333    JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
      1,450    Nestle....................   $  2,176,166    SWI
     55,000    Panamerican Beverages,
                Inc. -- Class A..........      1,794,375    MEX
     16,000    Seagrams Company,
                Ltd.(a)..................        517,000    CDA
    275,000    Tate & Lyle PLC...........      2,266,935     UK
                                            ------------
               TOTAL FOOD AND BEVERAGE...     13,104,628
                                            ------------
               INDUSTRIAL -- 3.42%
     26,320    Advantest Corp. ..........      1,497,971    JPN
    160,000    Reed International,
                Ltd. ....................      1,605,904     UK
        800    SGS Societe Generale de
                Surveillance Holding
                SA(c)....................      1,535,771    SWI
     15,600    Sidel.....................      1,034,664    FRA
    384,236    Western Mining Corp.
                Holding, Ltd. ...........      1,339,370    AUS
                                            ------------
               TOTAL INDUSTRIAL..........      7,013,680
                                            ------------
               INSURANCE -- 2.47%
    161,210    Alleanza Assicuraz........      1,044,947    ITA
    277,072    GIO Australian Holdings,
                Ltd. ....................        708,196    AUS
     24,000    Mapfre Vida Seguros.......        844,008    SPA
     78,000    Siebe PLC.................      1,533,675     UK
    217,000    Yasuda Fire and Marine
                Insurance................        931,277    JPN
                                            ------------
               TOTAL INSURANCE...........      5,062,103
                                            ------------
               INVESTMENT HOLDING COMPANIES -- 1.68%
        590    Baloise Holdings..........      1,093,393    SWI
    145,000    Hutchison Whampoa.........        909,484    HNG
    500,000    Hysan Development
                Company..................        996,950    HNG
    465,000    Sime Darby Berhad.........        446,772    MAL
                                            ------------
               TOTAL INVESTMENT HOLDING
               COMPANIES.................      3,446,599
                                            ------------
               LEISURE AND RECREATION -- 1.05%
     10,000    Accor SA..................      1,860,082    FRA
    109,000    Euro Disneyland SCA(c)....        126,822    FRA
    142,120    San Miquel Corp. -- Class
                B........................        176,314    PHI
                                            ------------
               TOTAL LEISURE AND
                RECREATION...............      2,163,218
                                            ------------
               MACHINERY -- 0.58%
    200,000    BPB Industries............      1,118,860     UK
      5,000    Komori Corp. .............         74,603    JPN
                                            ------------
               TOTAL MACHINERY...........      1,193,463
                                            ------------
               MANUFACTURING -- 5.99%
    166,000    ABB AB -- Class A.........      1,966,635    SWE
     39,600    ASM Lithography Holding
                N.V.(a)(c)...............      2,673,000    NET
      9,100    Mannesmann AG.............      4,600,501    GER
     99,000    Morgan Crucible Company
                PLC......................        752,568     UK

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------
               COMMON STOCKS (CONTINUED)
               MANUFACTURING (CONTINUED)
      7,800    Philips Electronics
                N.V. ....................   $    467,871    NET
     14,600    Philips Electronics N.V.
                (ADR)....................        883,300    NET
    125,900    TI Group PLC..............        961,196     UK
                                            ------------
               TOTAL MANUFACTURING.......     12,305,071
                                            ------------
               MEDIA -- 3.18%
         44    Canal Plus................          8,184    FRA
     17,100    Grupo Televisa (GDR)(c)...        661,556    MEX
     69,638    News Corp., Ltd. .........        384,311    AUS
     20,300    News Corp., Ltd.
                (ADR)(a).................        452,944    AUS
     16,600    Reuters Holdings PLC(c)...        181,636     UK
     53,000    Rogers Communications --
                Class B(c)...............        255,550    CDA
     89,000    Singapore Press Holdings,
                Ltd. ....................      1,114,520    SIN
    111,000    Thomson Corp. ............      3,029,391    CDA
     35,000    Tokyo Broadcasting........        444,157    JPN
                                            ------------
               TOTAL MEDIA...............      6,532,249
                                            ------------
               MEDICAL AND OTHER HEALTH
               SERVICES -- 0.45%
      7,400    Synthelabo................        925,021    FRA
                                            ------------
               METALS AND MINING -- 0.93%
     46,000    Inco, Ltd.(a).............        782,000    CDA
     28,663    Pechiney SA -- Class A....      1,132,060    FRA
                                            ------------
               TOTAL METALS AND MINING...      1,914,060
                                            ------------
               OIL AND GAS -- 4.48%
    237,400    Eni Spa(c)................      1,346,770    ITA
     27,300    Sasol Beperk Limited(c)...        285,544    SOA
    210,000    Shell Transport &
                Trading(c)...............      1,520,337     UK
      7,000    Suncor, Inc. .............        240,028    CDA
     40,000    Suncor, Inc. (ADR)(a).....      1,365,000    CDA
     48,000    Talisman Energy,
                Inc.(c)..................      1,467,485    CDA
     15,000    Total S.A. -- Series B....      1,633,182    FRA
    115,900    Woodside Petroleum,
                Ltd. ....................        817,083    AUS
     15,000    YPF Sociedad Anonima
                (ADR)....................        512,813    ARG
                                            ------------
               TOTAL OIL AND GAS.........      9,188,242
                                            ------------
               PAPER AND FOREST PRODUCTS -- 1.02%
    124,000    Sumitomo Forestry.........        605,591    JPN
     74,000    UPM-Kymmeme...............      1,481,221    FIN
                                            ------------
               TOTAL PAPER AND FOREST
               PRODUCTS..................      2,086,812
                                            ------------
               PHARMACEUTICALS -- 7.84%
    178,666    Astra AB..................      3,096,210    SWE
     21,333    Astra AB -- Class A
                (ADR)....................        366,661    SWE
     52,000    Banyu Pharmaceutical
                Company..................        575,905    JPN
    105,000    BOC Group.................      1,729,392     UK
     27,000    Hoechst AG(a).............        946,026    GER

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS (CONTINUED)
      3,600    Hoechst AG -- Warrants
                (expire 03/19/99)(c).....   $    136,148    GER
      2,525    Novartis AG...............      4,102,873    SWI
     57,000    Sankyo Company, Ltd. .....      1,293,250    JPN
    107,200    Zeneca Group PLC..........      3,769,377     UK
        800    Zeneca Group PLC (ADR)....         86,400     UK
                                            ------------
               TOTAL PHARMACEUTICALS.....     16,102,242
                                            ------------
               REAL ESTATE -- 0.43%
     62,000    City Developments.........        287,010    SIN
    103,000    Sumitomo Realty &
                Development..............        594,125    JPN
                                            ------------
               TOTAL REAL ESTATE.........        881,135
                                            ------------
               TELECOMMUNICATIONS -- 14.28%
     87,336    Cable & Wireless PLC......        768,801     UK
        304    DDI Corp. ................        806,638    JPN
     61,100    Ericsson AB -- Class B....      2,298,649    SWE
     27,900    Ericsson L M Telephone
                (ADR)....................      1,041,019    SWE
     12,400    France Telecom SA
                (ADR)(a)(c)..............        446,400    FRA
    940,000    Hong Kong
                Telecommunications.......      1,934,990    HNG
     20,800    Hong Kong
                Telecommunications, Ltd.
                (ADR)(a).................        429,000    HNG
         49    Nippon Telegraph and
                Telephone Corp. .........        422,085    JPN
      8,300    Nokia AB -- K shares......        594,437    FIN
     20,000    Nokia AB -- Class A(c)....      1,421,360    FIN
      2,400    Nokia Corp. (ADR)(c)......        168,000    FIN
     20,000    Northern Telecom, Ltd. ...      1,780,000    CDA
      7,400    Portugal Telecom
                S.A.(c)..................        343,457    POR
     54,900    Portugal Telecom S.A.
                (ADR)....................      2,580,300    POR
     34,600    Tele Danmark A/S
                (ADR)(a).................      1,066,113    DEN
        300    Tele Danmark -- Class B...         18,621    DEN
    179,000    Telecom Italia Mobile.....        826,658    ITA
    253,000    Telecom Italia Mobile.....        719,785    ITA
    148,555    Telecom Italia Spa(c).....        949,474    ITA
    300,000    Telecom Italia Spa........      1,323,510    ITA
     13,500    Telecomunicacoes
                Brasileiras (ADR)........      1,539,890    BRA
     89,000    Telefonica................      2,540,096    SPA
     30,000    Telefonica De Argentina
                (ADR)(a).................      1,117,500    ARG

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS
                (CONTINUED)
     51,400    Telefonos De Mexico
                (ADR)(a).................   $  2,881,612    MEX
     18,000    Vodafone Group PLC
                (ADR)....................      1,305,000     UK
                                            ------------
               TOTAL
                TELECOMMUNICATIONS.......     29,323,395
                                            ------------
               TEXTILES -- 0.25%
     74,000    Italcenenti Fabbriche
                Riunit...................        516,069    ITA
                                            ------------
               TIRE AND RUBBER -- 0.61%
     58,000    Bridgestone Corp. ........      1,262,405    JPN
                                            ------------
               TOBACCO -- 1.20%
     88,348    B.A.T. Industries.........        805,336     UK
     47,000    Imasco, Ltd. .............      1,658,607    CDA
                                            ------------
               TOTAL TOBACCO.............      2,463,943
                                            ------------
               TRANSPORTATION -- 1.10%
     50,000    Brambles Industries,
                Ltd. ....................        992,005    AUS
    189,000    Citic Pacific, Ltd. ......        751,275    HNG
    122,000    Kawasaki Kisen Kaisha
                Ltd.(c)..................        148,242    JPN
    446,000    Malaysian Airline System
                BHD......................        357,469    MAL
                                            ------------
               TOTAL TRANSPORTATION......      2,248,991
                                            ------------
               UTILITIES -- 0.60%
    328,000    Hong Kong Electric
                Holdings.................      1,246,662    HNG
                                            ------------
               TOTAL COMMON STOCK
               (Cost $177,198,152).......    189,697,315
                                            ------------
               PREFERRED STOCK -- 1.53%
               COMPUTER SOFTWARE AND SERVICES -- 1.05%
      6,600    SAP AG Vorzug.............      2,160,181    GER
                                            ------------
               MEDIA -- 0.48%
    200,000    News Corp., Ltd. .........        989,580    AUS
                                            ------------
               TOTAL PREFERRED STOCK
               (Cost $1,832,580).........      3,149,761
                                            ------------
 PRINCIPAL
-----------
               NON-CONVERTIBLE BONDS AND NOTES -- 0.10%
$   115,031    Sekisui House, 2.50%,
                01/31/02.................        130,350    JPN
     69,018    Sumitomo Bank
                International Finance
                N.V., 0.75%, 05/31/01....         73,197    JPN
                                            ------------
               TOTAL NON-CONVERTIBLE
               BONDS AND NOTES (Cost
               $246,869).................        203,547
                                            ------------
               CONVERTIBLE BONDS AND NOTES -- 0.32%
               BANKS -- 0.01%
      2,000    Ericson LM, 4.25%,
                06/30/00.................         10,500    SWE
                                            ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------  -------
               CONVERTIBLE BONDS AND NOTES (CONTINUED)
               FOOD AND BEVERAGE -- 0.31%
$   168,712    Asahi Breweries Series 8,
                0.90%, 12/26/01..........   $    301,180    JPN
     38,344    Asahi Breweries Series 9,
                0.95%, 12/26/02..........         63,450    JPN
    176,380    Asahi Breweries Series 10,
                1.00%, 12/26/03..........        287,431    JPN
                                            ------------
               TOTAL FOOD AND BEVERAGE...        652,061
                                            ------------
               TOTAL CONVERTIBLE BONDS
               AND NOTES (Cost
               $531,286).................        662,561
                                            ------------
               REGULATED INVESTMENT COMPANY -- 2.95%
  6,050,000    Merrimac Cash Fund --
                Premium Class (Cost
                $6,050,000)(b)...........   $  6,050,000    USA
                                            ------------
 PRINCIPAL
-----------
               TIME DEPOSITS -- 4.17%
$ 1,714,926    American Express Centurion
                Bank, 5.90%,
                01/21/98(b)..............      1,714,926    USA
  6,502,869    BankBoston, N.A., 6.85%,
                03/31/98(b)..............      6,502,869    USA
    342,985    First Union National Bank
                of North Carolina,
                6.125%, 01/02/98(b)......        342,985    USA
                                            ------------
               TOTAL TIME DEPOSITS
               (Cost $8,560,780).........      8,560,780
                                            ------------
               TOTAL SECURITIES
               (Cost $194,419,667).......    208,323,964
                                            ------------
               REPURCHASE AGREEMENT -- 4.93%
 10,116,743    With Investors Bank and
                Trust, dated 12/31/97,
                5.90%, repurchase
                proceeds at maturity
                $10,120,059, 01/02/98
                (Collateralized by
                Government National
                Mortgage Association,
                7.375%, due 05/20/22,
                with a value of
                $3,705,069 and Federal
                Home Loan Mortgage Corp.,
                7.71%, due 07/01/26, with
                a value of $6,917,512)
                (Cost $10,116,743).......     10,116,743    USA
                                            ------------
               Total
               Investments -- 106.40%
               (Cost $204,536,410).......    218,440,707
               Other assets less
               liabilities -- (6.40%)....    (13,134,639)
                                            ------------
               NET ASSETS -- 100.00%.....   $205,306,068
                                            ==============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $205,338,190.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 35,038,956
    Gross unrealized depreciation..........   (21,936,439)
                                             ------------
    Net unrealized appreciation............  $ 13,102,517
                                             ============

---------------
(a) All or part of the security is on loan
(b) Collateral for securities on loan
(c) Non-income producing securities
(ADR) -- American Depository Receipt
(GDR) -- Global Depository Receipt

                                         PERCENT OF TOTAL
         COUNTRY COMPOSITION            SECURITIES AT VALUE
-------------------------------------   -------------------
Argentina (ARG)......................            0.75%
Australia (AUS)......................            4.89%
Belgium (BEL)........................            0.12%
Brazil (BRA).........................            0.70%
Canada (CDA).........................            6.15%
Denmark (DEN)........................            0.50%
Finland (FIN)........................            1.68%
France (FRA).........................            4.95%
Germany (GER)........................            5.26%
Hong Kong (HNG)......................            2.87%
Indonesia (IDN)......................            0.25%
Italy (ITA)..........................            3.08%
Japan (JPN)..........................           17.41%
Malaysia (MAL).......................            0.37%
Mexico (MEX).........................            2.44%
Netherlands (NET)....................            2.88%
Norway (NOR).........................            1.41%
Philippines (PHI)....................            0.08%
Portugal (POR).......................            1.34%
Singapore (SIN)......................            1.09%
South Africa (SOA)...................            0.72%
Spain (SPA)..........................            1.81%
Sweden (SWE).........................            5.71%
Switzerland (SWI)....................            5.54%
Thailand (THA).......................            0.18%
United Kingdom (UK)..................           16.31%
United States (USA)..................           11.51%
                                               ------
TOTAL PERCENTAGE.....................          100.00%
                                        =================

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series). The Equity Value Series and Aggressive Equity Series commenced operations on April 19, 1996.

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities traded on national securities exchanges are valued at the last sales price as of the close of business on each day or at the closing bid price for over-the-counter securities. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities not reported on the NASDAQ system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does

                        DIVERSIFIED INVESTORS PORTFOLIOS
     not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

                        DIVERSIFIED INVESTORS PORTFOLIOS

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                         PERCENTAGE INVESTMENT
                            AUSA SUB-ACCOUNT                                 IN PORTFOLIO
    -----------------------------------------------------------------   -----------------------
    Money Market.....................................................            30.30
    High Quality Bond................................................            48.35
    Intermediate Government Bond.....................................            50.21
    Government/Corporate Bond........................................            26.03
    Balanced.........................................................            71.17
    Equity Income....................................................            62.71
    Equity Value.....................................................            26.26
    Growth & Income..................................................            55.36
    Equity Growth....................................................            73.64
    Special Equity...................................................            53.26
    Aggressive Equity................................................            42.44
    High Yield Bond..................................................            29.68
    International Equity.............................................            44.75

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                            ADVISOR     SUBADVISOR
         PORTFOLIO SERIES                    PORTFOLIO SUBADVISORS          FEE(%)        FEE(%)
-----------------------------------  -------------------------------------  -------     -----------
Money Market Series................  Capital Management Group                 0.25          0.05
High Quality Bond Series...........  Merganser Capital Management
                                     Corporation                              0.35        (2)
Intermediate Government Bond
  Series...........................  Capital Management Group               0.35(1)         0.15
Government/Corporate Bond Series...  Capital Management Group                 0.35          0.15
Balanced Series....................  Institutional Capital Corporation        0.45        (3)
Equity Income Series...............  Asset Management Group                   0.45          0.25
Equity Value Series................  Ark Asset Management Company, Inc.     0.57(1)       (4)
Growth & Income Series.............  Putnam Advisory Company, Inc.            0.60        (5)
Equity Growth Series...............  Chancellor LGT Asset Management, Inc.    0.62        (6)
Special Equity Series..............  (7)                                      0.80          0.50
Aggressive Equity Series...........  McKinley Capital Management            0.97(1)       (8)
High-Yield Bond Series.............  Delaware Investment Advisors           0.55(1)       (9)
International Equity Series........  Capital Guardian Trust Company         0.75(1)      (10)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.50% on the first $10,000,000 in average daily net assets, 0.375% on the next $15,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets and 0.1875% on all average daily net assets in excess of $100,000,000.

 (3) 0.55% on the first $25,000,000 in average daily net assets, 0.45% on the next $25,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $50,000,000.

 (4) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (5) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (6) 0.50% on the first $50,000,000 in average daily net assets, 0.30% on the next $75,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $200,000,000.

 (7) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

 (8) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

 (9) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

(10) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     For the year ended December 31, 1997, the Advisor has voluntarily undertaken to waive fees in accordance with the expense caps as follows:

                                 FUND                                      EXPENSE CAP
    --------------------------------------------------------------   ------------------------
    Money Market Series...........................................   30 basis points (b.p.)
    High Quality Bond Series......................................   40 b.p.
    Intermediate Government Bond Series...........................   40 b.p.
    Government/Corporate Bond Series..............................   40 b.p.
    Balanced Series...............................................   50 b.p.
    Equity Income Series..........................................   50 b.p.
    Equity Value Series...........................................   60 b.p.
    Growth & Income Series........................................   65 b.p.
    Equity Growth Series..........................................   65 b.p.
    Special Equity Series.........................................   85 b.p.
    Aggressive Equity Series......................................   100 b.p.
    High-Yield Bond Series........................................   60 b.p.
    International Equity Series...................................   90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the year ended December 31, 1997, amounted to $31,687.50.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities which is included in interest income on the Statement of Operations. At December 31, 1997, the Series loaned securities having market values as follows:

                                                                    MARKET VALUE     COLLATERAL
                                                                    ------------    ------------
Intermediate Government Bond Series..............................   $ 10,244,323    $ 10,461,250
Government Corporate Bond Series.................................      2,006,449       2,020,000
Balanced Series..................................................    145,004,065     148,440,431
Equity Income Series.............................................     54,421,331      64,740,700
Equity Value Series..............................................      7,433,162       7,533,900
Growth & Income Series...........................................     28,947,300      29,523,000
Equity Growth Series.............................................     35,391,969      36,010,700
Special Equity Series............................................    110,513,716     112,647,957
International Equity Series......................................     14,025,837      14,610,710

                        DIVERSIFIED INVESTORS PORTFOLIOS

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 1997, were as follows:

                                                                           COST OF                    PROCEEDS
                                                                          PURCHASES                  FROM SALES
                                                                    ----------------------     ----------------------
High Quality Bond Series...............    Government Obligations        $      31,978,125          $      22,965,932
                                           Other                                94,862,124                 91,171,997
Intermediate Government Bond Series....    Government Obligations               44,103,632                 38,774,921
Government/Corporate Bond Series.......    Government Obligations              134,445,183                123,447,431
                                           Other                                88,146,397                 73,193,866
Balanced Series........................    Government Obligations              113,819,875                 45,564,794
                                           Other                               254,102,508                240,309,384
Equity Income Series...................    Other                               340,134,384                375,389,668
Equity Value Series....................    Other                               341,371,688                169,033,926
Growth & Income Series.................    Other                               329,757,378                234,154,068
Equity Growth Series...................    Other                               366,024,370                339,615,736
Special Equity Series..................    Other                               928,883,721                843,097,514
Aggressive Equity Series...............    Other                                46,044,838                 40,802,404
High-Yield Bond Series.................    Other                                56,773,730                 32,624,292
International Equity Series............    Other                               100,274,519                 55,220,746

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1997, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                             FOREIGN      IN EXCHANGE    SETTLEMENT                        NET UNREALIZED
        CONTRACT            CURRENCY          FOR           DATE         VALUE       APPRECIATION/(DEPRECIATION)
------------------------   -----------    -----------    ----------    ----------    ---------------------------
PURCHASES:
Deutsche Mark...........     1,239,111    $   711,596      02/27/98    $  691,667            $   (19,929)
Deutsche Mark...........       531,637        298,505      03/09/98       296,933                 (1,572)
British Pound...........       107,934        180,379      01/06/98       177,595                 (2,784)
British Pound...........        25,000         41,468      05/13/98        40,885                   (583)
British Pound...........        50,100         83,657      05/13/98        81,933                 (1,724)
British Pound...........        44,000         73,040      05/13/98        71,958                 (1,082)
British Pound...........        88,200        147,232      05/13/98       144,242                 (2,990)
Japanese Yen............     8,739,718         67,143      01/07/98        67,093                    (50)
Japanese Yen............   179,333,298      1,534,337      04/23/98     1,398,757               (135,580)
Japanese Yen............   455,675,040      3,586,101      04/30/98     3,557,923                (28,178)
Japanese Yen............    72,346,010        584,851      04/30/98       564,880                (19,971)
Swedish Krona...........     1,625,640        207,146      01/05/98       204,953                 (2,193)
Swedish Krona...........     1,622,318        205,896      01/07/98       204,546                 (1,350)
Rand....................       196,040         40,222      01/06/98        40,239                     17
Rand....................       160,791         33,056      01/06/98        33,004                    (52)
                                                                                                --------
     TOTAL..............                                                                     $  (218,021)
                                                                                                ========
SELLS:
Australian Dollar.......       643,554    $   452,000      01/27/98    $  419,758            $    32,242
Canadian Dollar.........     2,946,207      2,056,000      03/24/98     2,066,980                (10,980)
Swiss Franc.............       188,046        128,745      01/27/98       128,877                   (132)
Swiss Franc.............       859,435        624,000      02/12/98       591,540                 32,460
Swiss Franc.............     2,282,753      1,612,000      03/05/98     1,574,725                 37,275
Deutsche Mark...........       439,136        249,000      01/22/98       244,633                  4,367
French Franc............     1,261,706        213,000      01/06/98       209,697                  3,303
French Franc............     1,779,138        298,505      03/09/98       296,754                  1,751
British Pound...........       598,001        996,000      01/30/98       982,784                 13,216
British Pound...........       425,621        711,596      02/27/98       698,601                 12,995
British Pound...........       264,596        431,000      05/13/98       432,720                 (1,720)
British Pound...........       150,381        242,000      05/13/98       245,932                 (3,932)
Hong Kong Dollar........     2,862,489        356,000      05/14/98       363,899                 (7,899)
Japanese Yen............   194,370,660      1,602,000      02/09/98     1,499,446                102,554
Japanese Yen............   187,628,636      1,532,000      02/12/98     1,448,044                 83,956
Japanese Yen............    88,504,320        688,000      03/26/98       687,377                    623
Japanese Yen............   179,333,298      1,611,000      04/23/98     1,398,757                212,243
Japanese Yen............    77,286,690        681,000      04/30/98       603,457                 77,543
Japanese Yen............    72,346,010        638,000      04/30/98       564,880                 73,120
Japanese Yen............   508,009,600      4,480,000      04/30/98     3,966,552                513,448

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)

                             FOREIGN      IN EXCHANGE    SETTLEMENT                        NET UNREALIZED
        CONTRACT            CURRENCY          FOR           DATE         VALUE       APPRECIATION/(DEPRECIATION)
------------------------   -----------    -----------    ----------    ----------    ---------------------------
Japanese Yen............   455,675,040    $ 4,020,000      04/30/98    $3,557,923            $   462,077
Japanese Yen............    73,407,880        602,000      05/18/98       574,737                 27,263
Japanese Yen............   304,358,000      2,480,000      05/26/98     2,385,826                 94,174
Japanese Yen............   102,033,000        900,000      10/20/98       817,371                 82,629
Norwegian Krone.........     2,686,629        374,000      01/23/98       365,071                  8,929
Swedish Krona...........     2,547,641        331,000      01/23/98       321,371                  9,629
Swedish Krona...........       504,563         65,000      03/18/98        63,741                  1,259
                                                                                                --------
     TOTAL..............                                                                     $ 1,862,393
                                                                                                ========

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS

                                                MONEY MARKET SERIES                             HIGH QUALITY BOND SERIES
                          ---------------------------------------------------------------     -----------------------------
                                                FOR THE YEAR ENDED                                 FOR THE YEAR ENDED
                          ---------------------------------------------------------------     -----------------------------
                              1997             1996             1995             1994             1997             1996
                          ------------     ------------     ------------     ------------     ------------     ------------
Net assets, end of
 period.................. $232,312,458     $185,012,254     $141,638,248     $161,509,792     $218,169,438     $197,294,663
Ratio of expenses to
 average net assets......        0.28%            0.30%            0.31%            0.32%            0.39%            0.40%
Ratio of expenses to
 average net assets (net
 of reimbursements)......        0.28%            0.30%            0.30%            0.30%            0.39%            0.40%
Ratio of net investment
 income to average net
 assets..................        5.33%            5.19%            5.70%            4.05%            6.12%            6.14%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........        5.33%            5.19%            5.69%            4.07%            6.12%            6.14%
Portfolio turnover.......          N/A              N/A              N/A              N/A              62%              66%
Average commission rate
 per share**.............          N/A              N/A              N/A              N/A              N/A              N/A

                             HIGH QUALITY BOND SERIES
                           -----------------------------
                                FOR THE YEAR ENDED
                           -----------------------------

                               1995             1994
                           ------------     ------------
Net assets, end of
 period..................  $172,526,103     $143,996,216
Ratio of expenses to
 average net assets......         0.41%            0.41%
Ratio of expenses to
 average net assets (net
 of reimbursements)......         0.40%            0.40%
Ratio of net investment
 income to average net
 assets..................         5.83%            5.77%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........         5.82%            5.79%
Portfolio turnover.......           25%              37%
Average commission rate
 per share**.............           N/A              N/A

                                                  BALANCED SERIES                                  EQUITY INCOME SERIES
                          ---------------------------------------------------------------     -------------------------------
                                                FOR THE YEAR ENDED                                  FOR THE YEAR ENDED
                          ---------------------------------------------------------------     -------------------------------
                              1997             1996             1995             1994              1997              1996
                          ------------     ------------     ------------     ------------     --------------     ------------
Net assets, end of
 period.................. $394,769,913     $264,909,839     $167,032,955     $125,509,115     $1,215,071,169     $956,820,669
Ratio of expenses to
 average net assets......        0.48%            0.50%            0.54%            0.53%              0.47%            0.48%
Ratio of expenses to
 average net assets (net
 of reimbursements)......        0.48%            0.50%            0.50%            0.50%              0.47%            0.48%
Ratio of net investment
 income to average net
 assets..................        3.55%            3.39%            4.19%            3.57%              2.27%            2.97%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........        3.55%            3.39%            4.15%            3.61%              2.27%            2.97%
Portfolio turnover.......          87%             113%             124%             118%                33%              26%
Average commission rate
 per share**.............      $0.0341          $0.0372              N/A              N/A            $0.0600          $0.0620

                                EQUITY INCOME SERIES
                           -------------------------------
                                 FOR THE YEAR ENDED
                           -------------------------------

                               1995             1994
                           ------------     ------------
Net assets, end of
 period..................  $764,302,530     $588,694,098
Ratio of expenses to
 average net assets......         0.49%            0.49%
Ratio of expenses to
 average net assets (net
 of reimbursements)......         0.49%            0.49%
Ratio of net investment
 income to average net
 assets..................         3.37%            3.43%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........         3.37%            3.43%
Portfolio turnover.......           23%              30%
Average commission rate
 per share**.............           N/A              N/A

---------------

*    Annualized (except for Portfolio turnover and Average commission rate per share)
**   For fiscal years beginning on or after September 1, 1995, the Portfolios are required to disclose their average commission rate per share for trades on which a commission is charged.
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

              INTERMEDIATE GOVERNMENT BOND SERIES                         GOVERNMENT/CORPORATE BOND SERIES
    -------------------------------------------------------   ---------------------------------------------------------
                      FOR THE YEAR ENDED                                         FOR THE YEAR ENDED
    -------------------------------------------------------   ---------------------------------------------------------
        1997           1996          1995          1994           1997           1996           1995           1994
    ------------   ------------   -----------   -----------   ------------   ------------   ------------   ------------
    $129,186,397   $103,059,880   $85,991,614   $86,638,740   $361,632,885   $322,676,017   $336,539,410   $246,985,392
           0.41%          0.43%         0.45%         0.45%          0.38%          0.39%          0.39%          0.40%
           0.39%          0.40%         0.40%         0.40%          0.38%          0.39%          0.39%          0.40%
           5.61%          5.63%         5.57%         5.71%          6.49%          6.30%          5.90%          5.71%
           5.62%          5.66%         5.52%         5.76%          6.49%          6.30%          5.90%          5.72%
             45%            60%           59%           21%            64%           146%           122%           122%
             N/A            N/A           N/A           N/A            N/A            N/A            N/A            N/A

       EQUITY VALUE SERIES+                       GROWTH & INCOME SERIES
    --------------------------   --------------------------------------------------------
        FOR THE YEAR ENDED                          FOR THE YEAR ENDED
    --------------------------   --------------------------------------------------------
        1997          1996*          1997           1996           1995          1994
    ------------   -----------   ------------   ------------   ------------   -----------
    $234,983,715   $29,033,513   $376,260,408   $207,612,426   $124,811,731   $94,583,300
           0.63%         1.06%          0.64%          0.67%          0.68%         0.67%
           0.60%         0.60%          0.64%          0.65%          0.65%         0.65%
           1.43%         1.60%          0.65%          1.02%          1.49%         1.35%
           1.46%         2.07%          0.65%          1.04%          1.47%         1.37%
            120%           65%            87%           142%           155%           21%
         $0.0549       $0.0600        $0.0447        $0.0476            N/A           N/A

                        DIVERSIFIED INVESTORS PORTFOLIOS
                   Notes to Financial Statements (continued)

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                               EQUITY GROWTH SERIES                               SPECIAL EQUITY SERIES
                          ---------------------------------------------------------------     -----------------------------
                                                FOR THE YEAR ENDED                                 FOR THE YEAR ENDED
                          ---------------------------------------------------------------     -----------------------------
                              1997             1996             1995             1994             1997             1996
                          ------------     ------------     ------------     ------------     ------------     ------------
Net assets, end of
 period.................. $426,312,188     $299,127,686     $222,362,390     $148,817,830     $743,388,261     $507,264,243
Ratio of expenses to
 average net assets......        0.65%            0.73%            0.75%            0.76%            0.84%            0.86%
Ratio of expenses to
 average net assets (net
 of reimbursements)......        0.65%            0.73%(1)         0.75%            0.75%            0.84%            0.85%
Ratio of net investment
 income to average net
 assets..................        0.43%           (0.17%)           0.41%            0.08%            0.41%            0.24%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........        0.43%           (0.17%)           0.41%            0.11%            0.41%            0.25%
Portfolio turnover.......          91%             133%              62%              75%             146%             140%
Average commission rate
 per share**.............      $0.0557          $0.0553              N/A              N/A          $0.0522          $0.0507

                              SPECIAL EQUITY SERIES
                          -----------------------------
                               FOR THE YEAR ENDED
                          -----------------------------

                               1995             1994
                           ------------     ------------
Net assets, end of
 period..................  $315,458,225     $217,671,865
Ratio of expenses to
 average net assets......         0.88%            0.88%
Ratio of expenses to
 average net assets (net
 of reimbursements)......         0.85%            0.85%
Ratio of net investment
 income to average net
 assets..................         0.33%            0.27%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........         0.30%            0.30%
Portfolio turnover.......          155%              90%
Average commission rate
 per share**.............           N/A              N/A

                                                                                                         INTERNATIONAL
                                                                                                            EQUITY
                                                                                                         SERIES+++
                           AGGRESSIVE EQUITY SERIES+               HIGH YIELD BOND SERIES++              ------------
                          ---------------------------     ------------------------------------------
                                                                                                         FOR THE YEAR
                              FOR THE YEAR ENDED                      FOR THE YEAR ENDED                    ENDED
                          ---------------------------     ------------------------------------------     ------------
                             1997            1996*           1997            1996            1995            1997
                          -----------     -----------     -----------     -----------     ----------     ------------
Net assets, end of
 period.................. $25,857,650     $15,479,130     $39,700,131     $15,372,686     $8,997,595     $205,306,068
Ratio of expenses to
 average net assets......       1.33%           1.59%           0.74%           1.25%          1.32%            0.88%
Ratio of expenses to
 average net assets (net
 of reimbursements)......       1.00%           1.00%           0.60%           0.60%          0.60%            0.87%
Ratio of net investment
 income to average net
 assets..................      (0.52%)         (0.72%)          8.46%           8.34%          8.45%            0.90%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........      (0.19%)         (0.13%)          8.60%           9.00%          7.73%            0.91%
Portfolio turnover.......        243%            186%            109%            107%            21%              31%
Average commission rate
 per share**.............     $0.0498         $0.0540             N/A             N/A            N/A          $0.0022

                                   INTERNATIONAL
                                      EQUITY
                                   SERIES+++
                           ----------------------------

                                   FOR THE YEAR
                                      ENDED
                           ----------------------------

                               1996            1995
                           ------------     -----------
Net assets, end of
 period..................  $148,184,897..   $83,446,315
Ratio of expenses to
 average net assets......  0.96%.......           0.83%
Ratio of expenses to
 average net assets (net
 of reimbursements)......  0.90%.......           0.80%
Ratio of net investment
 income to average net
 assets..................         1.12%           0.53%
Ratio of net investment
 income to average net
 assets (net of
 reimbursements).........  1.18%.......           0.50%
Portfolio turnover.......  29%.........              7%
Average commission rate
 per share**.............       $0.0030             N/A

---------------

*    Annualized (except for Portfolio turnover and Average commission rate per share)
**   For fiscal years beginning on or after September 1, 1995, the Portfolios are required to disclose their average commission rate per share for trades on which a commission is charged.
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

8.  SUBSEQUENT EVENT

     Effective January 26, 1998, Dresdner RCM Global Investors and Montag & Caldwell Investment Counsel replaced Chancellor LGT Asset Management, Inc. as the investment subadvisor for the Equity Growth Series.

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Diversified Investors Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Government/Corporate Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the year ended December 31, 1996 for each of the Portfolios, other than the Equity Value Portfolio and the Aggressive Equity Portfolio for which the period is from April 19, 1996 (commencement of operations) to December 31, 1996 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Diversified Investors Portfolios as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York

February 19, 1998

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

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
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                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  NEW YORK, N.Y.
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03-70472 (2/98)